UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[X]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to §240.14a-12

CDK Global, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2015 Annual Meeting of Stockholders and Proxy Statement

November 6, 2015

8:00 a.m. central time

www.virtualshareholdermeeting.com/CDK

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Message from our Chief Executive Officer

Message from our Chief Executive Officer

DEAR FELLOW STOCKHOLDERS:

We are pleased to have concluded our first fiscal year as CDK Global, Inc. We are a new public company with a long, rich history and strong prospects for delivering shareholder value.

Fiscal 2015 was a transition year in many respects. Before October 1, 2014, CDK was known as the Dealer Services division of Automatic Data Processing, Inc. ("ADP"). On April 9, 2014, the board of directors of ADP approved the spin-off of the Dealer Services business which became effective on September 30, 2014, and ADP distributed 100% of the common stock of the Company to its holders of record as of September 24, 2014.

CDK is the leading global provider, both in terms of revenues and geographic reach, of integrated information technology and digital marketing and advertising solutions to the automotive retail industry.

Our solutions automate and integrate critical workflow processes from pre-sale targeted advertising and marketing campaigns to the sale, financing, insurance, parts supply, and repair and maintenance of vehicles, with an increasing focus on utilizing data analytics and predictive intelligence.

We believe the breadth of our integrated solutions allows us to more comprehensively address the varied needs of automotive retailers and original equipment manufacturers than any other single competitor in our industry. We are delivering market-leading solutions that help our clients better manage, analyze, and growth their businesses.

Highlights for fiscal 2015:

•
Established CDK as a stand-alone public-company with our new name and identity
•
Announced our three-year go-forward business transformation strategy to further strengthen our business
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Introduced over 100 innovations at the National Automobile Dealer Association show, including:

Audience Management, a website platform that delivers a personalized digital experience;

ServiceEdge enhancements, including mobile write-up; and

ePayments, a mobile-driven, self-service payment solution

•
Introduced NewCar IQ, a comprehensive new car inventory management system that optimizes retailer profitability through pricing, competitive analysis, stocking and reporting tools
•
Increased manufacturer network penetration of ServiceEdge, our mobile application for the service department designed to help retailers efficiently and profitably service customers
•
Launched Autoline Drive DMS to established sites in the U.K., South Africa and the Middle East
•
Completed Autoline Drive agreements with Volkswagen and Toyota in the U.K.
•
Launched the Service Connect Community which is our online forum for CDK clients to share knowledge and information about our software and services
•
Launched SecurityFirst, a broad-reaching program focused on our client's Security which includes the new Dealer Data Exchange (DDX) tool
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Message from our Chief Executive Officer

CDK also achieved very good financial results during its first fiscal year as a public company, delivering solid revenue and earnings growth. Each business segment performed well and achieved solid pretax margin expansion.

Financial Performance

Fiscal 2015 Results	As Reported	As Adjusted	Adjusted Margin
Revenues	4% to $2,063.5 million	6% to $2,017.3 million
Earnings before income taxes	(15%) to $299.9 million	17% to $353.0 million	170 basis points to 17.5%
Net earnings attributable to CDK	(22%) to $178.4 million	16% to $222.6 million
Diluted net earnings attributable to CDK	(23%) to $1.10 per share	15% to $1.38 per share
EBITDA	0% to $405.2 million	15% to $473.1 million	190 basis points to 23.5%

Additional Fiscal 2015 financial highlights:

•
Paid our shareholders quarterly dividends of $0.12 per share totaling $58 million
•
Returned an additional $50 million to shareholders through the purchase of 1.1 million CDK shares

We appreciate the dedication of our associates around the globe whose hard work delivered these results.

Business Transformation Plan

At our first Investor Day on June 16, 2015, we announced our business transformation plan aimed at enhancing long-term, sustainable value for our shareholders, clients, and associates. To achieve this, CDK will deliver significant earnings growth balanced with organic revenue growth, and both our annual and our long term incentive compensation programs have been realigned to achieve these goals. Our focus is clearly on margin expansion and key strategic initiatives are already underway.

Our plan consists of three key pillars:

1. Drive Operational Excellence
2. Deliver Organic Revenue Growth
3. Disciplined Capital Allocation

To drive operational excellence, we will streamline the organization to reduce complexities for our clients and associates. We will also continue to deliver organic revenue growth by improving our client experience through technological advances and the high quality service they have come to expect from CDK.

Through fiscal 2018, our plan will deliver annual organic revenue growth of 4% to 5% and pretax earnings growth of more than 25% on average, and generate additional EBITDA of $250 to $275 million resulting in an adjusted EBITDA margin of 35% for fiscal 2018.

In addition, CDK has a strong balance sheet and enjoys financial flexibility. A key element of our business transformation plan is our stated intention to return 70% to 80% of free cash flow to our shareholders. In fiscal 2015, we returned $108 million to our shareholders through cash dividends totaling $58 million and $50 million for the repurchase of over 1 million CDK shares.

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Message from our Chief Executive Officer

Summary

CDK is the global market leader in this rapidly evolving industry. We are well-positioned and committed to extending our lead through our proven business model and clear transformation strategy.

We are excited about this next phase in our journey as we demonstrate our commitment to driving our industry Faster ForwardTM. Thank you for your investment in CDK.

Sincerely,

Steven J. Anenen
President and Chief Executive Officer

September 22, 2015

FORWARD LOOKING STATEMENTS

This letter and other written or oral statements made by us from time to time may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could," "will," and other words of similar meaning, are forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: our success in obtaining, retaining, and selling additional services to clients; the pricing of our products and services; overall market and economic conditions, including interest rate and foreign currency trends; competitive conditions; auto sales and related industry changes; employment and wage levels; changes in regulation; changes in technology; availability of capital for the payment of debt service obligations, dividends, or the repurchase of shares; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; our ability to timely and effectively implement our business transformation plan as planned, which is intended to increase operating efficiency and improve our global cost structure, while limiting or mitigating business disruption; and the ability of our significant stockholders and their affiliates to significantly influence our decisions. We disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. These risks and uncertainties, along with the risk factors discussed under "Item 1A.Risk Factors," in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 should be considered in evaluating any forward-looking statements contained herein.

Non-GAAP Reconciliation

Please refer to the tables in Appendix B to this proxy statement for a reconciliation of the "As Reported" results to the "As Adjusted" results.

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Proxy Statement Summary

Proxy Statement Summary

November 6, 2015	8:00 a.m. central time	www.virtualshareholder meeting.com/CDK

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement carefully before voting.

CDK Global, Inc. (the "Company," "CDK Global," "us," "our" or "we") became an independent, publicly traded company on September 30, 2014 when we completed the separation of our businesses (the "spin-off") from our former parent company, Automatic Data Processing, Inc. ("ADP"). We are holding our first annual meeting of stockholders as an independent, publicly traded company on November 6, 2015. This proxy statement is furnished in connection with the solicitation by our Board of Directors (the "Board") of proxies for use at our 2015 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement thereof.

A Notice of Internet Availability of Proxy Materials or the proxy statement for the Annual Meeting is first being mailed to stockholders on or about September 25, 2015. Only stockholders of record at the close of business on September 14, 2015 are entitled to receive notice of and to vote at the Annual Meeting.

Your vote is important, and we urge you to vote. The Notice of Internet Availability of Proxy Materials instructs you on how to access our proxy materials, including our proxy statement, our Annual Report on Form 10-K (which is not a part of the proxy soliciting material) and your proxy card to vote via the Internet or by telephone. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating, and returning the accompanying printed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

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Proxy Statement Summary

MANAGEMENT PROPOSALS

In addition to conducting any other business properly brought before the Annual Meeting, we have summarized the management proposals below. Please review this proxy statement for more information. Your vote is important.

Management Proposal:	Page Reference (for more detail)	Board Recommendation	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1. Elect eight directors named in this proxy statement	19	FOR each director nominee	Majority of votes cast	None	None
The Board and the nominating and governance committee believe that the eight director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to our management.
2. Act, by non-binding advisory vote, to approve the compensation of our named executive officers ("NEOs") for the year ended June 30, 2015 ("fiscal 2015")	36	FOR	Majority of shares present	Against	None
The Board believes that our compensation policies and practices are effective in achieving our goals of attracting, retaining, and motivating our executive officers, rewarding financial and operating performance and aligning our executives' interests with those of our stockholders to create long-term value. The Board values stockholders' opinions, and the compensation committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
3. Act, by non-binding advisory vote, to approve the frequency of future advisory votes on executive compensation	70	every ONE YEAR	Majority of shares present	None	None
After thoughtful consideration and an ongoing dialogue with our stockholders, the Board believes that holding an advisory vote to approve executive compensation every year is the most appropriate policy for us and our stockholders at this time.
4. Approve our 2014 Omnibus Award Plan	71	FOR	Majority of shares present	Against	None
The Board has determined that it is advisable and in our best interests and in the best interests of our stockholders to adopt the 2014 Omnibus Award Plan. The purpose of the 2014 Omnibus Award Plan is to provide a tool for us and our affiliates for attracting and retaining key personnel and to provide a means by which our directors, officers, employees, consultants and advisors, and those of our affiliates, can acquire and maintain an equity interest in CDK Global, or be paid incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.
5. Ratify the appointment of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for fiscal year ending June 30, 2016 ("fiscal 2016")	79	FOR	Majority of shares present	None	None
The audit committee and the Board believe that the continued retention of Deloitte to serve as the Independent Auditors for fiscal 2016 is in our best interests and the best interests of our stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the audit committee's selection of the Independent Auditors.

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Proxy Statement Summary

ELECTION OF DIRECTORS (PROPOSAL 1)

The Board and the nominating and governance committee believe that the eight director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to our management. All of the nominees are currently serving as directors. The following table provides summary information about each director nominee.

Director	Age	Director Since	Occupation	Other Public Boards	Committee(s)
					AC	CC	NGC
Steven J. Anenen	62	2014	President and Chief Executive Officer
Leslie A. Brun, (Chairman)	63	2014	Chairman and Chief Executive Officer of SARR Group, LLC	Automatic Data Processing, Inc. Broadridge Financial Solutions, Inc. Merck & Co., Inc.
Willie A. Deese	60	2014	Executive Vice President of Merck & Co., Inc.	DENTSPLY International Inc.	Member	Chair
Amy J. Hillman	50	2014	Dean of the W. P. Carey School of Business at Arizona State University				Chair
Brian P. MacDonald	49	2015	Former Chief Executive Officer and President of Hertz Equipment Rental Corporation	Computer Sciences Corporation

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Proxy Statement Summary

ELECTION OF DIRECTORS (PROPOSAL 1)

Director	Age	Director Since	Occupation	Other Public Boards	Committee(s)
					AC	CC	NGC
Stephen A. Miles	47	2014	Chief Executive Officer of The Miles Group			Member	Member
Robert E. Radway	55	2014	Founder, Chairman and Chief Executive Officer of NXT Capital		Member	Member
Frank S. Sowinski	59	2014	Former Chief Financial Officer of Dun & Bradstreet	Buckeye GP LLC LegalShield The Allant Group, Inc.	Chair		Member

BOARD SKILLS

The Board and the nominating and governance committee look for current and potential directors collectively to have a mix of skills, qualifications and attributes who help achieve the goal of a well-rounded, diverse Board that functions collegially as a unit. The Board and the nominating and governance committee has carefully selected a slate of director nominees that, taken as a whole, have representatives with the below-listed skills, qualifications and attributes.

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Proxy Statement Summary

GOVERNANCE HIGHLIGHTS

The Board is committed to strong corporate governance, which we believe promotes the long-term interests of the business and those of our stockholders. During our first year as an independent public company the Board's primary governance themes were:

•
Ensuring that a strong governance foundation was in place at the spin-off;
•
Setting a tenor of regular stockholder outreach. We seek a collaborative approach to issues that are of importance to our stockholders and that affect our business. We also seek to ensure that our stockholders see our governance and executive pay practices as well-structured. In fiscal 2015:
○
Our management routinely reached out our largest stockholders to gain valuable insights into the corporate governance and executive compensation issues they most care about;
○
Management actively engaged with stockholders through investor roadshows, investor visits to our headquarters, and one-on-one meetings and conference calls; and
○
We held our first annual Investor Day in June 2015.
•
Collecting an effective and appropriate mix of skills and capabilities on the Board; and
○
In June 2015, the Board voted to increase the size of the Board from seven to eight members and appointed Brian P. MacDonald to fill the vacancy. Mr. MacDonald brings to the Board deep business, restructuring, financial, technology, and capital markets knowledge, as well as extensive executive management and corporate governance experience.
•
Ensuring that the Board was appropriately oriented to its required roles and our business through orientation and ongoing education.

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Proxy Statement Summary

APPROVAL OF EXECUTIVE COMPENSATION FOR FISCAL 2015 (PROPOSAL 2)

We are asking our stockholders to cast a non-binding vote, commonly referred to as "say on pay," to approve our NEO compensation as described in the Compensation Discussion & Analysis ("CD&A") section beginning on page 37 and the Compensation Tables section beginning on page 54. The Board believes that our compensation policies and practices are effective in achieving our goals of attracting, retaining and motivating our executive officers, rewarding financial and operating performance and aligning our executives' interests with those of our stockholders to create long-term value. The Board values stockholders' opinions, and the compensation committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (PROPOSAL 3)

In Proposal Number 2 above, we are asking stockholders to vote on an advisory resolution to approve executive compensation. In this Proposal Number 3, we are asking stockholders to vote on whether future advisory votes to approve executive compensation should occur every year, every two years, or every three years. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove the recommendation of the Board. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board.

The Board recommends an annual stockholder advisory vote to approve executive compensation. We believe that a vote every year will provide us with timely feedback from our stockholders on executive compensation matters.

Although the vote on this proposal is non-binding, the Board and compensation committee value the opinions of our stockholders and will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

APPROVAL OF OUR 2014 OMNIBUS AWARD PLAN (PROPOSAL 4)

We are asking our stockholders to approve our 2014 Omnibus Award Plan (the "2014 Plan"). The Board adopted the 2014 Plan on September 30, 2014, subject to stockholder approval at our next annual meeting of stockholders.

The Board has determined that it is advisable and in our best interests and the best interests of our stockholders to adopt the 2014 Plan. The purpose of the 2014 Plan is to provide a tool for us and our affiliates for attracting and retaining key personnel and to provide a means by which our directors, officers, employees, consultants and advisors, and those of our affiliates, can acquire and maintain an equity interest in CDK Global, or be paid incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders. The 2014 Plan is generally intended to provide incentive compensation and

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Proxy Statement Summary

performance compensation awards that qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

RATIFY THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2016 (PROPOSAL 5)

We are asking our stockholders to ratify the audit committee's selection of Deloitte as our independent registered public accounting firm for fiscal 2016. While we are not required to have our stockholders ratify the selection of Deloitte, we are doing so because we believe it is good corporate practice. If our stockholders do not ratify the selection, the audit committee will reconsider the appointment, but may nevertheless retain Deloitte as our independent registered public accounting firm. Even if the selection is ratified, the audit committee may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

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Table of Contents

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Questions and Answers about the Annual Meeting and Voting

Questions and Answers about the Annual Meeting and Voting

Q:	Who may vote at the Annual Meeting?
A:

Holders of our common stock at the close of business on September 14, 2015 (the "Record Date") may vote at the Annual Meeting. We refer to the holders of our common stock as "stockholders" throughout this proxy statement. Each stockholder is entitled to one vote for each share of common stock held as of the Record Date.

Stockholders at the close of business on the Record Date may examine a list of all stockholders as of the Record Date for any purpose germane to the Annual Meeting for 10 days preceding the Annual Meeting, at our offices in Hoffman Estates, Illinois, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/CDK when you enter the control number we have provided to you.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

Stockholders of Record. You are a stockholder of record or registered stockholder if, at the close of business on the Record Date, your shares were registered directly in your name with Wells Fargo Shareowner Services, our transfer agent.

Beneficial Owner. You are a beneficial owner if, at the close of business on the Record Date, your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in "street name." As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals in this proxy statement, but not all. Please see the section titled What if I submit a proxy, but do not specify how my shares are to be voted? for additional information.

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Questions and Answers about the Annual Meeting and Voting

Q:	What do I need to do to attend the Annual Meeting on the Internet?
A:	We will be hosting the Annual Meeting via the Internet. A summary of the information you need to attend the Annual Meeting online is provided below:

•
Any stockholder can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/CDK
•
We encourage you to access the Annual Meeting online prior to its start time
•
The Annual Meeting starts at 8:00 a.m. Central Time
•
Stockholders may vote and submit questions while attending the Annual Meeting on the Internet
•
Please have the control number we have provided to you to join the Annual Meeting
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CDK
•
Questions regarding how to obtain proxy materials or attend and participate via the Internet will be answered by calling 1-866-232-3037 through the day of the Annual Meeting
•
Beginning at 7:30 a.m. Central Time on November 6, 2015, live dedicated agent support will be available free of charge by calling 1-855-449-0991 to assist stockholders with attending and participating in the Annual Meeting via the Internet
•
A replay of the Annual Meeting will be available for stockholders on our website through November 6, 2016

Q:	What is the effect of a broker non-vote?
A:

Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted as votes cast at the Annual Meeting. Therefore, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on any of the proposals to be considered at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:

We need a quorum of stockholders to hold our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the Record Date is represented at the Annual Meeting either in person via the Internet or by proxy. On September 14, 2015, there were 159,391,520 shares of our common stock outstanding and entitled to vote (excluding 917,960 treasury shares not entitled to vote).

Your shares will be counted towards the quorum if you vote by mail, by telephone, or via the Internet either before or during the Annual Meeting. Abstentions and broker non-votes also will count towards the quorum requirement. If a quorum is not met, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date.

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Questions and Answers about the Annual Meeting and Voting

Q:	How many votes are needed to approve the proposals, and what is the effect of abstentions or withheld votes?
A:	On each matter to be voted upon, stockholders have one vote for each share of our common stock owned as of September 14, 2015. Votes will be counted by the inspector of election. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Elect eight directors named in this proxy statement	Majority of votes cast	None	None
2	Act, by non-binding advisory vote, to approve the compensation of our NEOs for fiscal 2015	Majority of shares present	Against	None
3	Act, by non-binding advisory vote, to approve the frequency of future advisory votes on executive compensation	Majority of shares present	None	None
4	Approve our 2014 Omnibus Award Plan	Majority of shares present	Against	None
5	Ratify the appointment of Deloitte as our independent registered public accounting firm for fiscal 2016	Majority of shares present	None	None

If you are a stockholder of record and you returned a signed proxy card without marking any selections, your shares will be voted FOR each of the nominees listed in Proposal 1, for every "ONE YEAR" in Proposal 3 and FOR the other proposals. If any other matter is properly presented at the Annual Meeting, Lee J. Brunz, as your proxyholder, will vote your shares using his best judgment.
Q:	May I revoke my proxy or change my vote?
A:

If your shares are registered in your name, you may revoke your proxy and change your vote prior to the completion of voting at the Annual Meeting by:

•
submitting a valid, later-dated proxy card or a later-dated vote in accordance with the voting instructions on the Notice of Internet Availability of Proxy Materials in a timely manner; or
•
giving written notice of such revocation to our corporate secretary prior to or at the Annual Meeting or by voting in person via the Internet at the Annual Meeting.

If your shares are held in "street name," you should contact your bank or broker and follow its procedures for changing your voting instructions. You also may vote in person at the Annual Meeting if you obtain a legal proxy from your bank or broker.

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Questions and Answers about the Annual Meeting and Voting

Q:	Can I confirm that my vote was cast in accordance with my instructions?
A:

Stockholders of Record. Our stockholders have the opportunity to confirm that their vote was cast in accordance with their instructions. Vote confirmation is consistent with our commitment to sound corporate governance standards and an important means to increase transparency. Vote confirmation is available 24 hours after your vote is received beginning on October 22, 2015, with the final vote tabulation available through January 6, 2016. You may confirm your vote whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.proxyvote.com using the control number we have provided to you and receive confirmation on how your vote was cast.

Beneficial Owners. If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

Q:	What is "householding?"
A:

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but share the same address, we have adopted a procedure known as "householding." Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you are a registered stockholder and choose to have separate copies of our Notice of Internet Availability of Proxy Materials, proxy statement and Annual Report on Form 10-K mailed to you, you must "opt-out" by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or by calling 1-800-542-1061, and we will cease householding all such disclosure documents within 30 days. If we do not receive instructions to remove your accounts from this service, your accounts will continue to be "householded" until we notify you otherwise. If you hold your shares through a bank or brokerage account, information regarding householding of disclosure documents should have been forwarded to you by your bank or broker.

You can also contact Broadridge Financial Solutions, Inc. at 1-800-542-1061 if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

Q:	Is my vote confidential?
A:	Proxies and ballots identifying the vote of individual stockholders will be kept confidential from our management and directors, except as necessary to meet legal requirements in cases where stockholders request disclosure or in a contested election.

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Questions and Answers about the Annual Meeting and Voting

Q:	Who will count the votes?
A:	We have retained independent inspectors of election who will count the shares voted including shares voted during the Annual Meeting and will certify the election results.
Q:	What happens if the Annual Meeting is adjourned or postponed?
A:	Your proxy will still be effective and will be voted at the rescheduled or adjourned Annual Meeting. You will still be able to change or revoke your proxy until the rescheduled or adjourned Annual Meeting.
Q:	Who is paying for the costs of this proxy solicitation?
A:

Your proxy is being solicited by and on behalf of the Board. The expense of preparing, printing, and providing this proxy solicitation will be borne by us. Certain of our directors, officers, representatives, and employees may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from us for solicitation of proxies, but may be reimbursed by us for reasonable out-of-pocket expenses in connection with such solicitation. In accordance with the regulations of the Securities and Exchange Commission ("SEC"), banks, brokers and other custodians, nominees, and fiduciaries also will be reimbursed by us, as necessary, for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of common stock.

Copies of the proxy materials will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

Q:	Where can I find the voting results of the Annual Meeting?
A:	The preliminary voting results will be announced at the Annual Meeting. The final voting results, which are tallied by independent tabulators and certified by independent inspectors, will be published in our current report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

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Proposal 1: Election of Directors

Proposal 1: Election of Directors

The Board has nominated eight directors for election at the Annual Meeting. Each nominee is currently serving as one of our directors. If you re-elect them, they will hold office until our next annual meeting of stockholders or until their successors have been elected and qualified.

In recognition of the fact that the selection of qualified directors is complex and crucial to our long-term success, the nominating and governance committee has established director qualification criteria for membership on the Board. Those criteria are included in this proxy statement beginning on page 24.

All of our nominees are seasoned leaders, the majority of whom are or were chief executive officers or other senior executives, who bring to the Board skills and qualifications gained during their tenure at a wide array of public companies, private companies, non-profits, and other organizations. We have indicated below for each nominee certain of the experience, qualifications, attributes or skills that led the nominating and governance committee and the Board to conclude that the nominee should continue to serve as a director.

The Board recommends that you vote FOR the election of the following nominees:

INFORMATION ABOUT THE NOMINEES

LESLIE A. BRUN	Age 63	Director since September 2014
Chairman and Chief Executive Officer of SARR Group, LLC
Independent Chairman of the Board		Director Qualification Highlights
Board Committee Other Public Boards	None ADP Broadridge Financial Solutions, Inc. Merck & Co., Inc.	• CEO Experience • Capital Markets • Investor Relations • Enterprise Risk Management

BIOGRAPHY

Mr. Brun has served as an independent director and the independent Chairman of the Board since the spin-off. Mr. Brun has been the Chairman and Chief Executive Officer of SARR Group, LLC, an investment holding company that manages his family investments, since 2006. In addition, he was formerly Managing Director and head of Investor Relations at CCMP Capital, a global private equity firm. He is also the founder and Chairman Emeritus of Hamilton Lane, a provider of asset management services for which he served as Chief Executive Officer and Chairman from 1991 until 2005. From 1988 to 1991, he was Managing Director and co-founder of the investment banking group of Fidelity Bank in Philadelphia. Mr. Brun has served as a director of ADP since 2003 and as ADP's Chairman of the Board since 2007. Mr. Brun has served as a director of Broadridge Financial Solutions, Inc. ("Broadridge"), an investor communications and business process outsourcing provider, since 2007 and as Broadridge's Chairman of the Board since 2011. He has served as a director of Merck & Co., Inc. ("Merck"), a health care company, since 2009. He is also a director of NXT Capital, Inc., a private company. Mr. Brun was elected to the Board of Trustees of Widener University in 2014 and is a former trustee of the University at Buffalo

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Proposal 1: Election of Directors

Foundation, Inc. and The Episcopal Academy in Merion, Pennsylvania. Mr. Brun's investment banking and leadership experience provide him with extensive financial and management expertise, and his directorships at other public companies have given him broad experience with governance and other issues facing public companies.

STEVEN J. ANENEN	Age 62	Director since September 2014
President and Chief Executive Officer of CDK Global, Inc.
Director		Director Qualification Highlights
Other Public Boards	None	• CEO Experience • Automotive Retail • Strategy • Operations / BPI / BPO

BIOGRAPHY

Mr. Anenen has served as a Director and as our President and Chief Executive Officer since the spin-off. Mr. Anenen had served with ADP for 39 years prior to the spin-off, and, since 2004, had served as Group President of our predecessor entity, ADP Dealer Services, Inc. ("Dealer Services"). Prior to serving as President of Dealer Services, he held positions of increasing responsibility within Dealer Services and ADP, including Senior Vice President, North America Systems, ADP Dealer Services North America, Vice President, Major Markets, General Manager of the Chicago Region for Dealer Services, Director of Client Relations for ADP's Employer Services Division and General Manager of ADP's Manufacturing/Wholesale Distribution Services Division.

WILLIE A. DEESE	Age 60	Director since September 2014
Executive Vice President of Merck & Co., Inc.
Independent Director		Director Qualification Highlights
Board Committee Other Public Boards	Compensation (Chair), Audit DENTSPLY International Inc.	• Operations / BPI / BPO • International Diversification • Enterprise Risk Management

BIOGRAPHY

Mr. Deese has served as an independent director and Chair of the compensation committee since the spin-off. Mr. Deese also serves as an independent director of DENTSPLY International Inc., a leading manufacturer and distributor of dental and other consumable healthcare products. Mr. Deese has been an Executive Vice President of Merck since 2008 and President of the Merck Manufacturing Division since 2005. Prior to his current roles, Mr. Deese served as Merck's Senior Vice President of Global Procurement from 2004. Prior to joining Merck, Mr. Deese served as Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline and as Vice President of Purchasing, at Kaiser Permanente. In addition to his experience as a director of a publicly traded company, Mr. Deese brings to the Board substantial experience and expertise in complex international operations and management from his roles at Merck and GlaxoSmithKline.

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Proposal 1: Election of Directors

AMY J. HILLMAN	Age 50	Director since September 2014
Dean of the W. P. Carey School of Business at Arizona State University
Independent Director		Director Qualification Highlights
Board Committee Other Public Boards	Nominating and Governance (Chair) None	• M&A / Divestiture • Investor Relations • Strategy

BIOGRAPHY

Ms. Hillman has served as an independent director and Chair of the nominating and governance committee since the spin-off. Since 2013, Ms. Hillman has served as the Dean of the W. P. Carey School of Business at Arizona State University, where she has taught as a Professor since 2006 and as an Associate Professor from 2001 to 2006. Previously, Ms. Hillman served as an Assistant Professor at Michigan State University and the University of Western Ontario in Canada. In addition to her management skills gained as the leader of one of the largest U.S. business schools, Ms. Hillman brings to the Board expertise in the areas of business strategy and corporate governance, on which she has taught and conducted research.

BRIAN P. MACDONALD	Age 49	Director since June 2015
Former Chief Executive Officer and President of Hertz Equipment Rental Corporation
Independent Director		Director Qualification Highlights
Board Committee Other Public Boards	None Computer Sciences Corporation	• CEO Experience • Capital Markets • Technology / Technologist • Automotive Retail

BIOGRAPHY

Mr. MacDonald has served as an independent director since June 2015. Mr. MacDonald served as Chief Executive Officer and President of Hertz Equipment Rental Corporation from June 2014 through June 2015 and as interim Chief Executive Officer of Hertz Corporation from September 2014 through November 2014. Prior to Hertz, Mr. MacDonald served as President and Chief Executive Officer of ETP Holdco Corp., an entity formed following Energy Transfer Partners' $5.3 billion acquisition of Sunoco, Inc. in 2012, where Mr. MacDonald had served as Chairman, President and Chief Executive Officer prior to ETP's acquisition of Sunoco.

Mr. MacDonald serves on the board of directors of Computer Sciences Corporation and previously served on the board of directors of Sunoco and Sunoco Logistics from March 2012 to October 2012 and October 2009 to October 2012, respectively, and on the board of directors of Ally Financial, Inc. from May 2013 to July 2014 following his appointment by the U.S. Department of the Treasury. During his tenure with Sunoco, the company undertook a substantial restructuring to strengthen and transform the organization in order to better position it for growth. Sunoco exited unprofitable operations, significantly reduced costs, improved efficiencies, and refocused on established high-return businesses. In addition to his experience as a director of a publicly traded company, Mr. MacDonald brings to the Board substantial experience and expertise in management, business strategy, and capital markets from his roles at Hertz, Sunoco and Ally Financial.

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Proposal 1: Election of Directors

STEPHEN A. MILES	Age 47	Director since September 2014
Founder and Chief Executive Officer of The Miles Group
Independent Director		Director Qualification Highlights
Board Committee Other Public Boards	Compensation, Nominating and Governance None	• CEO Experience • Strategy • CEO Succession

BIOGRAPHY

Mr. Miles has served as an independent director since the spin-off. Since 2012, Mr. Miles has served as the founder and Chief Executive Officer of The Miles Group, a provider of global CEO and board consulting and advisory services (focused on the topics of succession, board and organizational effectiveness, and talent management). Previously, Mr. Miles served as Vice Chairman, Leadership Advisory at Heidrick & Struggles, a global executive search and executive leadership consulting firm from 2010 to 2012 and as Managing Partner and Head, Leadership Advisory for Heidrick & Struggles from 2005 to 2010, where he was responsible for managing its global Leadership Advisory Services business. Mr. Miles specializes in CEO succession and brings to the Board substantial expertise in leadership selection, succession planning and organizational effectiveness from his roles at Heidrick & Struggles and The Miles Group.

ROBERT E. RADWAY	Age 55	Director since September 2014
Founder, Chairman and Chief Executive Officer of NXT Capital
Independent Director		Director Qualification Highlights
Board Committee Other Public Boards	Audit, Compensation None	• CEO Experience • Capital Markets • Strategy

BIOGRAPHY

Mr. Radway has served as an independent director since the spin-off. Since 2010, Mr. Radway has served as Founder, Chairman and Chief Executive Officer of NXT Capital, a privately held commercial finance company with approximately $4.5 billion in owned and managed assets. From 2001 to 2008, Mr. Radway served as Managing Director and President of Merrill Lynch Capital, the commercial finance unit of Merrill Lynch Bank USA that, prior to its sale 2008, had owned and managed assets in excess of $30 billion and approximately 550 employees. Prior to his service with Merrill Lynch Capital, Mr. Radway held senior positions with Heller Financial, Inc., including Executive Vice President of Corporate Strategy and Development responsible for the company's strategic planning, business development, and M&A worldwide. Mr. Radway's roles as the chief executive of NXT Capital and as president of Merrill Lynch Capital have provided him with extensive executive management, operational, and business strategy experience. He brings to the board the ability to analyze and oversee financial reporting and performance, as well as expertise in capital markets and financing initiatives, corporate strategy, and human resource development and retention.

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Proposal 1: Election of Directors

FRANK S. SOWINSKI	Age 59	Director since September 2014
Former Chief Financial Officer of the Dun & Bradstreet Corporation
Independent Director		Director Qualification Highlights
Board Committee Other Public Boards	Audit (Chair), Nominating and Governance Buckeye Partners, L.P.	• Digital Marketing • Technology / Technologist • Strategy • Enterprise Risk Management

BIOGRAPHY

Mr. Sowinski has served as an independent director and Chair of the audit committee since the spin-off. Mr. Sowinski also serves as the lead independent director and chair of the nominating & governance committee of Buckeye GP LLC, a publicly-traded master limited partnership that provides mid-stream energy logistics services. Since 2006, Mr. Sowinski has served as an operating executive for MidOcean Partners, a private equity firm that identifies, invests in, and manages portfolio companies focusing on business, information, and marketing services, and, in his capacity as an operating executive for Mid Ocean Partners, Mr. Sowinski currently serves as Vice Chairman of The Allant Group, Inc. a marketing services group, and as Vice Chairman of Pre-Paid Legal Services, Inc. dba LegalShield, a specialized legal service products company. In 2002, he served as Chief Financial Officer of PricewaterhouseCoopers Consulting, a global consulting firm. Previously, Mr. Sowinski spent 17 years with the Dun & Bradstreet Corporation, where he served in numerous positions including Chief Financial Officer of the Dun & Bradstreet Corporation, as well as Executive Vice President of Global Marketing and President of the D&B Operating Company. Mr. Sowinski's numerous operating roles have provided him with broad managerial and operational expertise and a proven track record of achievement and business judgment. In addition, his extensive experience in financial management, including his roles as Chief Financial Officer of the Dun & Bradstreet Corporation and PricewaterhouseCoopers Consulting, provide him with expertise in enterprise risk management, corporate financial management and financial reporting.

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Corporate Governance

Corporate Governance

We have robust policies and procedures for our directors and management. Our commitment to good corporate governance is integral to our business. Our key governance practices are described below.

BOARD INDEPENDENCE

The Board's categorical standards of director independence are consistent with NASDAQ Stock Market ("NASDAQ") listing standards. Directors meeting these standards are considered to be "independent." The Board has affirmatively determined that Ms. Hillman and Messrs. Brun, Deese, MacDonald, Miles, Radway and Sowinski meet these standards and are, therefore, considered to be independent directors. Mr. Anenen does not meet these standards and is, therefore, not considered to be an independent director. Based on the foregoing categorical standards, all current members of the audit, compensation, and nominating and governance committees are independent.

BOARD LEADERSHIP STRUCTURE

Our corporate governance principles do not require the separation of the roles of Chairman of the Board and Chief Executive Officer because the Board believes that effective board leadership can depend on the skills and experience of, and personal interaction between, people in leadership roles. The Board is currently led by Mr. Brun, our independent non-executive Chairman of the Board. Mr. Anenen, our President and Chief Executive Officer, serves as a member of the Board. The Board believes this leadership structure is in the best interests of our stockholders at this time. Separating these positions allows our Chief Executive Officer to focus on developing and implementing our business plans and supervising our day-to-day business operations, and allows our Chairman of the Board to lead the Board in its oversight, advisory, and risk management roles.

DIRECTOR NOMINATION PROCESS

When considering current directors for re-nomination to the Board, the nominating and governance committee assesses changes to any Director's qualifications, including their independence, and takes into account the performance of each director, which is part of the committee's annual Board evaluation process. The nominating and governance committee then recommends actions for the Board to consider and adopt as it sees fit.

The nominating and governance committee has not established specific minimum age, education, experience, or skill requirements for potential members. Instead, the nominating and governance committee reviews the composition of the Board in light of the Company's current challenges and needs and the current challenges and needs of the Board. Based on this review, the Board then determines whether it may be appropriate to add or remove individuals after considering, among other things, the need for audit committee expertise and issues of independence, diversity, judgment, character, reputation, age, skills, background, and experience. The nominating and governance committee values diversity as a factor in selecting nominees to serve on the Board and considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of

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Corporate Governance

experience and expertise. The nominating and governance committee believes that the Board, as currently constituted, is well-balanced and that it fully and effectively addresses our needs.

When the Board decides to recruit a new member, or when the Board considers any director candidates submitted for consideration by our stockholders, it seeks strong candidates who, ideally, meet all of its categorical standards of director independence, and who bring skills and capabilities that complement and enhance those of the Board as a whole. Additionally, all potential candidates should possess the following personal characteristics: (i) business community respect for his or her integrity, ethics, principles, insights, and analytical ability and (ii) ability and initiative to frame insightful questions, speak out, and challenge questionable assumptions and disagree without being disagreeable. In addition, the nominating and governance committee considers a wide range of other factors in determining the composition of the Board, including age, diversity of background, diversity of thought, and other individual qualities such as professional experience, skills, education, and training.

Nominations of candidates for the Board by our stockholders for consideration at our 2016 Annual Meeting of Stockholders are subject to the deadlines and other requirements described under "Stockholder Proposals" on page 85 of this proxy statement.

BOARD COMMITTEES

The table below provides membership and meeting information for each of the committees of the Board. Green dots indicate that the member serves as the Chair of the committee.

	Deese	Hillman	Miles	Radway	Sowinski
Audit	●			●	●
Compensation	●		●	●
Nominating and Governance		●	●		●

All members of each committee satisfy the independence requirements of our Corporate Governance Guidelines, the applicable NASDAQ listing standards and any other applicable regulatory requirements currently in effect. Mr. Brun, our independent non-executive Chairman of the Board, is not a member of any of these Board committees.

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Corporate Governance

Audit Committee

MEMBERS	PRINCIPAL FUNCTIONS

Mr. Sowinski (Chair)
Mr. Radway
Mr. Deese

The members of our audit committee all satisfy the independence, financial sophistication, experience, and expertise requirements of our Corporate Governance Guidelines, Section 10A-3 of the Exchange Act, the applicable NASDAQ listing standards, and any other applicable regulatory requirements currently in effect.

We have also determined that Mr. Sowinski qualifies as an "audit committee financial expert" as such term is defined under the rules and regulations of the SEC.

•
Oversee our accounting and financial reporting processes and related internal controls, the audit of our financial statements, and other matters as mandated under applicable laws, rules, and regulations;
•
Appoint, compensate, retain, and oversee the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting), including for the purpose of preparing its audit report;
•
Review in advance and pre-approve all services to be provided by the independent auditors, as permitted by Section 10A of the Exchange Act, and to approve all related fees and other terms of engagement;
•
Review disclosures required to be included in our periodic reports filed under the Exchange Act;
•
Review the performance of the internal auditors and the independent auditors on at least an annual basis; and
•
Review, approve or ratify related person transactions pursuant to our related person transaction policy.

Compensation Committee

MEMBERS	PRINCIPAL FUNCTIONS

Mr. Deese (Chair)
Mr. Miles
Mr. Radway

The members of our compensation committee all satisfy the independence requirements of our Corporate Governance Guidelines, the applicable NASDAQ listing standards and any other applicable regulatory requirements currently in effect.

•
Evaluate our Chief Executive Officer's performance and set the Chief Executive Officer's compensation based on such evaluation;
•
Evaluate our other executive officers' performance and set their compensation based on such evaluations;
•
Review and approve the performance targets for CDK's performance-based equity plans; and
•
Review and evaluate our compensation plans, policies, and programs for our executive officers.

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Corporate Governance

Nominating and Governance Committee

MEMBERS	PRINCIPAL FUNCTIONS

Ms. Hillman (Chair)
Mr. Miles
Mr. Sowinski

The members of our nominating and governance committee all satisfy the independence requirements of our Corporate Governance Guidelines, the applicable NASDAQ listing standards, and any other applicable regulatory requirements currently in effect.

•
Identify individuals qualified to become members of the Board;
•
Recommend to the Board director nominees;
•
Develop and recommend to the Board corporate governance guidelines applicable to us; and
•
Oversee the evaluation of the Board.

THE BOARD'S ROLE IN RISK OVERSIGHT

The Board provides oversight with respect to our enterprise risk assessment and risk management activities, which are designed to identify, prioritize, assess, monitor, and mitigate the various risks we confront, including risks that are related to the achievement of our operational and financial strategy. The Board performs this oversight function periodically as part of its meetings and also through its committees, each of which examine various components of enterprise risk as part of its assigned responsibilities. Management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees as necessary. The committees report on risk oversight matters directly to the Board on a regular basis.

The audit committee focuses on financial risks, including reviewing with management, our internal auditors, and our independent auditors our major financial risk exposures, the adequacy and effectiveness of accounting and financial controls, and the steps management has taken to monitor and control financial risk exposures. In addition, the audit committee reviews risks related to compliance with applicable laws, regulations, and ethical standards, and also operational risks related to information security and system disruption. The audit committee regularly receives, reviews, and discusses with management presentations and analyses on various risks we confront.

The nominating and governance committee oversees risks associated with board structure and other governance policies and practices. The compensation committee oversees risks related to compensation matters.

OTHER BOARD GOVERNANCE POLICIES

Board and Committee Meeting Attendance

During fiscal 2015, the Board held six meetings and committees of the Board held a total of 14 meetings. Overall attendance at such meetings was approximately 98%. Accordingly, all of our directors attended at least 75%, in the aggregate, of the meetings of the Board and the committees of which they were members during the periods that they served on the Board during fiscal 2015. It is also our policy that our directors attend the Annual Meeting.

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Corporate Governance

Executive Sessions of the Board

Executive sessions of the non-management directors are held during each Board meeting and the majority of committee meetings. Mr. Brun, our independent non-executive Chairman of the Board, presides at each executive session of the Board.

Board Self-Assessments

The nominating and governance committee oversees an annual evaluation process, whereby each director is surveyed to obtain his or her evaluation of the Board as a whole, and of the committees on which he or she serves. The surveys solicit ideas from the directors about, among other things, improving quality of Board and/or committee discussions on key matters, and identifying specific issues which should be discussed in the future. After these evaluations are complete, our general counsel summarizes the results, provides a preview for the Chairman of the Board and the chair of each committee and then submits the summaries for discussion by the nominating and governance committee. If necessary, action plans are developed by the nominating and governance committee and recommended for discussion by the full Board.

Director Orientation and Continuing Education

The nominating and governance committee oversees our orientation programs for new directors and continuing education programs for directors.

Each new director, after joining the Board, is provided with orientation regarding the Board and our operations. As part of this orientation, each new director has an opportunity to meet with members of our senior management team.

Directors are also provided with continuing education on various subjects that will assist them in discharging their duties. Such continuing education may include presentations by our management or the Board's advisors on our business, compliance efforts, applicable legal, regulatory or other developments or other matters as the Board, or the nominating and governance committee in its oversight of the Board's continuing education program, may deem appropriate.

Hedging and Pledging Policy

Our directors and executive officers may not engage in hedging transactions involving our securities or trade in derivatives of our securities. Directors and executive officers may not purchase our securities on margin, borrow against our securities held in a margin account, or pledge our securities as collateral for a loan.

Outside Advisors

The Board and each of its principal committees may retain independent legal, financial or other advisors of their choosing at our expense. The Board need not obtain management's consent to retain outside advisors. In addition, the principal committees need not obtain either the Board's or management's consent to retain outside advisors.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the "Code of Ethics") that applies to our executive officers, directors, and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions. The Code of Ethics may be viewed on our website at www.cdkglobal.com under "Corporate Governance" in the "Investor Relations" section. In the event we amend or waive any of the provisions of the Code of Ethics applicable

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Corporate Governance

to our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions that relates to any element of the definition of "code of ethics" enumerated in Item 406(b) of Regulation S-K under the 1934 Act, we intend to disclose these actions on our website within four business days following the date of the amendment or waiver.

We expect our directors, executive officers, and employees to conduct themselves with the highest degree of integrity, ethics, and honesty. Our credibility and reputation depend upon the good judgment, ethical standards, and personal integrity of each director, executive officer, and employee. In order to better protect us and our stockholders, we regularly review our Code of Ethics and related policies to ensure that they provide clear guidance to our directors, executive officers, and employees.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines. These guidelines address items such as the standards, qualifications, and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. The guidelines are available under "Corporate Governance" in the "Investor Relations" section of our website at www.cdkglobal.com. In addition, the charters of each of the Board's audit, compensation, and nominating and governance committees also are posted under "Corporate Governance" in the "Investor Relations" section of our website at www.cdkglobal.com.

Corporate Hotline

We have established the independent CDK Global Ethics Hotline through Convercent, a global Internet and telephone information and reporting service, to allow any employee, director, or vendor to confidentially and anonymously (i) ask questions about our Code of Ethics and other ethics and compliance issues or (ii) report a complaint about any potential accounting, internal control, auditing, Code of Ethics, or other violation or matter of concern (unless prohibited by local privacy laws in the jurisdiction of the reporting employee).

STOCKHOLDER COMMUNICATIONS

Engagement and transparency with our stockholders help us gain useful feedback on a wide variety of topics, including governance, compensation, stockholder communication, Board composition, stockholder proposals, business performance and operations. This information is shared regularly with our management and the Board and considered in the processes that set the governance practices and our strategic direction. We also focus on stockholder feedback to better tailor the public information we provide to address the interests and inquiries of our stockholders.

We interact and communicate with our stockholders through a number of forums, including quarterly earnings presentations, SEC filings, annual meetings, investor conferences, and web communications.

In addition, during fiscal 2015 the Board endorsed the Shareholder-Director Exchange (SDX) Protocol as a guide for effective, mutually beneficial engagement between our stockholders and directors. During fiscal 2015, the Chairman of the Board met with stockholders to discuss a variety of topics, including our strategy and performance.

Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Lee J. Brunz, our Secretary, at CDK Global, Inc., 1950 Hassell Road, Hoffman Estates, IL 60169. All stockholder communications we receive that are addressed to the Board will be compiled by our Secretary. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the audit, compensation, or nominating and governance committees.

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Corporate Governance

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The annual retainer for non-employee directors is $205,000, $125,000 of which is paid in the form of restricted stock units ("RSUs") and $80,000 of which may, at the election of each director, be paid in cash or in deferred stock units. The Chairman of the Board receives an annual retainer of $150,000, $75,000 of which is paid in the form of deferred stock units and $75,000 of which may, at the election of the Chairman of the Board, be paid in cash or in deferred stock units. In the event that our Chairman of the Board is a non-employee director, as is the case with Mr. Brun, he or she will receive both retainers. The Chairperson of each of the audit committee and the compensation committee receives an additional annual retainer of $15,000, and the Chairperson of the nominating and governance committee receives an additional annual retainer of $10,000. Meeting fees are not paid in respect of the meetings of the Board or of any individual committee.

All of our non-employee directors chose to receive the entire elective portion of their annual retainers in cash except for Ms. Hillman and Mr. Miles, who elected to receive the amount of their annual retainer in the form of deferred stock units.

RSUs vest on the earlier of one year from the grant date and the date of our next annual meeting of stockholders. When a dividend is paid on our common stock, each director's account is credited with a dividend equivalent in an amount equal to the cash dividend. When a director ceases to serve on the Board, such director will receive a number of shares of common stock equal to the number of RSUs in such director's account and a cash payment equal to the dividend equivalents accrued, without interest. Non-employee directors do not have any voting rights with respect to their RSUs.

Deferred stock units are fully vested when credited to a director's account. When a dividend is paid on our common stock, each director's account is credited with a dividend equivalent in an amount equal to the cash dividend. When a director ceases to serve on the Board, such director will receive a number of shares of common stock equal to the number of deferred stock units in such director's account and a cash payment equal to the dividend equivalents accrued, without interest. Non-employee directors do not have any voting rights with respect to their deferred stock units.

We provided an additional equity award of stock options with a value equal to $150,000 to all non-employee directors at the time of the spin-off in recognition of the additional work associated with the spin-off and our subsequent status as a newly formed, independent public company. All such options were granted under the 2014 Plan, vest two years from the date of the grant, have a term of ten years, and were granted at the fair market value of the common stock as determined by the closing price of our common stock on the NASDAQ Global Select Market on the date of the grant.

Options granted to our non-employee directors under the 2014 Plan are exercisable in their entirety on the second anniversary of the grant date. The options vest only while a director is serving in such capacity, unless certain specified events occur, such as death or permanent disability, in which case the options immediately vest and become fully exercisable.

Our share ownership guidelines are intended to promote ownership in our stock by our non-employee directors and to align their financial interests more closely with those of our other stockholders. Each non-employee director is required to hold a minimum level of ownership of our common stock and/or deferred stock units while serving as a director, equal to five times the annual cash retainer payable to each director. Directors will retain all shares of our common stock received pursuant to their service as a Board member until this minimum level is reached. Directors will have five years to attain this ownership threshold. Non-management directors are required to hold for at least one year the net shares obtained from exercising stock options after selling sufficient shares to cover the exercise price, taxes and broker commissions.

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Corporate Governance

The following table presents compensation for our non-employee directors for fiscal 2015.

Director Compensation Table for Fiscal 2015

Name	Fees Earned or Paid in Cash [6] ($)	Stock Awards [7] ($)	Option Awards [8] ($)	Total ($)
Leslie A. Brun [1]	$155,000	$263,325	$150,000	$568,325
Willie A. Deese [2]	$95,000	$164,578	$150,000	$409,578
Amy J. Hillman [3]	$118,497	$164,578	$150,000	$433,075
Brian P. MacDonald [4]	$3,511	$-	$-	$3,511
Stephen A. Miles	$105,330	$164,578	$150,000	$419,908
Robert E. Radway	$80,000	$164,578	$150,000	$394,578
Frank S. Sowinski [5]	$95,000	$164,578	$150,000	$409,578

Footnotes:

[1]	Mr. Brun is the non-executive Chairman of the Board.
[2]	As Chair of the compensation committee, Mr. Deese received a $15,000 annual retainer, which is included in fees earned.
[3]	As Chair of the nominating and governance committee, Ms. Hillman received a $10,000 annual retainer, which is included in fees earned.
[4]	Mr. MacDonald became a director on June 15, 2015. Amounts in the table represent that portion of his annual retainer earned during fiscal 2015. Mr. MacDonald's annual retainer was prorated for the 144 days remaining from the date of his appointment until the Annual Meeting. He was paid the entire $31,600 cash portion of his annual retainer in July 2015, of which $3,511 was in respect of time served on the Board during fiscal 2015, and he was granted his entire award of RSUs, with a grant date fair market value of $49,375, in August 2015. In accordance with the SEC's disclosure rules, Mr. MacDonald's award will be disclosed in our "Director Compensation Table" for fiscal 2016.
[5]	As Chair of the audit committee, Mr. Sowinski received a $15,000 annual retainer, which is included in fees earned.
[6]	Represents the following, whether received as cash or, at the election of the director, received as deferred stock units (i) the directors' annual retainer, (ii) annual retainers for committee chairs, and (iii) the Chairman of the Board's incremental retainer. Ms. Hillman and Mr. Miles elected to receive all or a portion of these fees in the form of deferred stock units. Each director was awarded a target dollar value award. The number of deferred stock units granted was determined by converting the target dollar value to units based on the opening stock price of $30.13 on October 1, 2014. In accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), the grant date fair value was determined by applying to the number of units granted the closing stock price of $39.67 on November 14, 2014. Accordingly, the grant date fair value for deferred stock units is higher than the target dollar value of the award. Refer to the table below for the grant date fair value of the deferred stock units granted.
[7]	Represents the portion of the annual retainer required to be credited in RSUs or deferred stock units to a director's annual retainer account. Amounts set forth in the Stock Awards column represent the aggregate grant date fair value for fiscal 2015 as computed in accordance with ASC 718, disregarding estimates of forfeitures related to service-based vesting conditions. The restricted stock unit awards were based on a target dollar value, which was converted to units based on the opening stock price of $30.13 on October 1, 2014. The grant date fair value was determined by applying to the number of units granted the closing stock price of $39.67 on November 14, 2014. Accordingly, the grant date fair value for the RSUs is higher than the target dollar value of the award. The target dollar value awarded to Mr. Brun was $200,000, which consisted of $125,000 for his annual retainer and $75,000 for his incremental retainer as Chairman of the Board, and the target dollar value awarded to the other directors was $125,000. For additional information about the assumptions used in these calculations, see Note 6 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.
[8]	Represents stock option awards granted in fiscal 2015. Amounts represent the aggregate grant date fair value for fiscal 2015 as computed in accordance with ASC 718, disregarding estimates of forfeitures related to service-based vesting conditions.

The grant date fair value for each deferred stock unit, RSU, and stock option granted to directors in fiscal 2015 (including in respect of elective deferrals of amounts otherwise payable in cash), calculated in accordance with ASC 718, is as follows:

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	Deferred Stock Units		Restricted Stock Units		Stock Options
Director	Grant Date [1]	Grant Date Fair Value [2]	Grant Date [1]	Grant Date Fair Value [3]	Grant Date [1]	Grant Date Fair Value [4]
Leslie A. Brun	11/14/2014	$98,747	11/14/2014	$164,578	11/14/2014	$150,000
Willie A. Deese	-	$-	11/14/2014	$164,578	11/14/2014	$150,000
Amy J. Hillman	11/14/2014	$118,497	11/14/2014	$164,578	11/14/2014	$150,000
Stephen A. Miles	11/14/2014	$105,330	11/14/2014	$164,578	11/14/2014	$150,000
Robert E. Radway	-	$-	11/14/2014	$164,578	11/14/2014	$150,000
Frank S. Sowinski	-	$-	11/14/2014	$164,578	11/14/2014	$150,000

Footnote:

[1]	The closing price of our common stock on the NASDAQ Global Select Market on the date of the grant was $39.67.
[2]	Represents the annual retainer paid in deferred stock units at the election of Ms. Hillman and Mr. Miles and the incremental retainer paid in deferred stock units to Mr. Brun as Chairman of the Board. The number of deferred stock units granted was determined by converting the target dollar value to units based on the opening stock price of $30.13 on October 1, 2014. The grant date fair value was determined by applying to the number of units granted the closing stock price of $39.67 on November 14, 2014. Accordingly, the grant date fair value for deferred stock units is higher than the target dollar value of the award. The target dollar value deferred was as follows: Mr. Brun $75,000; Ms. Hillman $90,000; and Mr. Miles $80,000. The aggregate number of outstanding deferred stock units held by each director as of June 30, 2015, was as follows: Mr. Brun, 2,489; Ms. Hillman, 2,987; and Mr. Miles, 2,655.
[3]	The restricted stock unit award was based on a target dollar value, which was converted to units based on the opening stock price of $30.13 on October 1, 2014. The grant date fair value was determined by applying to the number of units granted the closing stock price of $39.67 on November 14, 2014. Accordingly, the grant date fair value for the RSUs is higher than the target dollar value of the award. The target dollar value awarded to each director other than Mr. MacDonald was $125,000, and the aggregate number of outstanding RSUs held by each director other than Mr. MacDonald as of June 30, 2015, was 4,148.
[4]	The aggregate number of outstanding stock options held by each director other than Mr. MacDonald as of June 30, 2015, was 15,384.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

We have adopted a written Related Persons Transactions Policy (the "policy"), which sets forth our policy with respect to the review, approval, ratification, and disclosure of all related person transactions by our audit committee. In accordance with the policy, our audit committee has overall responsibility for implementation of and compliance with the policy. A "related person" means a director, executive officer, or beneficial holder of more than 5% of our outstanding common stock, or any immediate family member of the foregoing, as well as any entity at which any such person is employed, is a partner or principal (or holds a similar position), or is a beneficial owner of a 10% or greater direct or indirect equity interest. Our directors and executive officers must inform our general counsel at the earliest practicable time of any plan to engage in a potential related persons transaction. For purposes of the policy, a "related persons transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are, or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the policy) had, has or will have a direct or indirect material interest. A "related persons transaction" does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by the Board, the compensation committee, or a group of independent directors performing a similar function. Further, we have determined that "related persons transactions" do not include transactions in which the related person's interest derives solely from his or her service as a director of another entity that is a party to the transaction.

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Corporate Governance

The policy requires that notice of a proposed related persons transaction be provided to our legal department prior to entry into such transaction. If our legal department determines that such transaction is a related persons transaction, the proposed transaction will be submitted to our audit committee for consideration at its next meeting or, in those instances in which the legal department, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the next audit committee meeting, to the Chair of the audit committee. Under the policy, our audit committee or the Chair of the audit committee, as applicable, may approve only those related persons transactions (i) that are in our best interests or (ii) that are not inconsistent with our best interests. In the event that we become aware of a related persons transaction that has not been previously reviewed, approved, or ratified under the policy and that is ongoing or is completed, the transaction will be submitted to the audit committee or chair of the audit committee so that it may determine whether to ratify, rescind, or terminate the related persons transaction.

The policy also provides that the audit committee will review certain previously approved or ratified related persons transactions that are ongoing to determine whether the related persons transaction remains in our best interests and the best interests of our stockholders.

Additionally, we make periodic inquiries of directors and executive officers with respect to any potential related persons transaction of which they may be a party or of which they may be aware.

Agreements with ADP

We did not conduct any transactions with related persons in fiscal 2015 that would require disclosure in this proxy statement or approval by our audit committee; however, we have provided below a summary description of the separation and distribution agreement and other key related agreements we entered into with ADP prior to the spin-off. These agreements effected the spin-off and also provide a framework for our ongoing relationship with ADP. This description, which summarizes the material terms of these agreements, is not necessarily complete. You should read the full text of these agreements, forms of which have been filed with the SEC as exhibits to our Current Report on Form 8-K as filed with the SEC on October 1, 2014.

Because the spin-off involved the separation of ADP's existing businesses, we negotiated these agreements with ADP while we were a wholly owned subsidiary of ADP. Accordingly, during this time our directors and officers were directors, officers, and employees of ADP and, as such, had an obligation to serve the interests of ADP. We believe our officers and officers of ADP negotiated these arrangements in good faith taking into account the interests of their respective companies in the spin-off.

Separation and Distribution Agreement

The separation and distribution agreement contains the key provisions relating to the spin-off. The separation and distribution agreement identifies the assets transferred, liabilities assumed, and contracts assigned to us by ADP and by us to ADP in the Separation, and it describes when and how these transfers, assumptions, and assignments occur. In addition, it includes procedures by which ADP and we became separate and independent companies. It also contains the conditions that were satisfied, or waived by ADP, prior to completion of the spin-off.

In addition, we entered into certain ancillary agreements with ADP governing various interim and ongoing relationships between ADP and us following the spin-off. These ancillary agreements include the following:

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tax matters agreement;
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transition services agreement;
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data center services agreement;
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Corporate Governance
•
intellectual property transfer agreement; and
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employee matters agreement.

Tax Matters Agreement

The tax matters agreement governs both our and ADP's rights and obligations with respect to taxes for both pre and post spin-off periods. Under the tax matters agreement, ADP generally is required to indemnify us for any income taxes attributable to its operations or our operations and for any non-income taxes attributable to its operations, in each case for all pre spin-off periods as well as any taxes arising from transactions effected to consummate the spin-off, and we generally are required to indemnify ADP for any non-income taxes attributable to our operations for all pre spin-off periods and for any taxes attributable to our operations for post spin-off periods.

We are generally required to indemnify ADP against any tax resulting from the spin-off (and against any claims made against ADP in respect of any tax imposed on its stockholders), in each case if that tax results from (i) an issuance of a significant amount of our equity securities, a redemption of a significant amount of our equity securities or our involvement in other significant acquisitions of our equity securities (excluding the spin-off), (ii) other actions or failures to act by us (such as those described in the following paragraph) or (iii) any of our representations or undertakings referred to in the tax matters agreement being incorrect or violated. ADP will generally be required to indemnify us for any tax resulting from the spin-off if that tax results from (a) ADP's issuance of its equity securities, redemption of its equity securities or involvement in other acquisitions of its equity securities, (b) other actions or failures to act by ADP or (c) any of ADP's representations or undertakings referred to in the tax matters agreement being incorrect or violated.

In addition, to preserve the tax-free treatment to ADP of the spin-off, for specified periods of up to 24 months following the spin-off, we are generally prohibited, except in specified circumstances, from:

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issuing, redeeming or being involved in other significant acquisitions of our equity securities (excluding the spin-off);
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transferring significant amounts of our assets;
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amending our certificate of incorporation or by-laws in any material respect;
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failing to comply with the tax requirement for a spin-off that we engage in the active conduct of a trade or business after the spin-off; or
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engaging in other actions or transactions that could jeopardize the tax-free status of the spin-off.

Though valid as between the parties, the tax matters agreement is not binding on the Internal Revenue Service (the "IRS") and does not affect the several liability of ADP and us for all U.S. federal taxes of the consolidated group relating to periods before the spin-off.

Transition Services Agreement

We entered into a transition services agreement with ADP under which ADP and we, and each company's affiliates or third-party service providers, provide each other with certain specified services on an interim basis. Among the principal services provided by ADP to us are operational and administrative infrastructure-related services, such as our use of the e-mail domain "adp.com," facilities sharing, procurement support, tax, human resources administrative services and services related to back office

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support, and software development in our Indian facilities. Among the principal services provided by us to ADP are operational and administrative infrastructure-related services, such as facilities sharing and human resources administrative services.

Each company pays fees to the other for any services provided, which fees are generally intended to be equal to the applicable allocable cost of such service provider's services prior to the spin-off.

Data Center Services Agreement

We entered into a data center services agreement with ADP prior to the spin-off under which ADP provides us with certain data center services relating to the provision of information technology, platform support, hosting, and network services. The term of the agreement will expire two years after the spin-off.

Intellectual Property Transfer Agreement

We entered into an intellectual property transfer agreement with ADP. Under the agreement, ADP assigned to us certain patents, trademarks, copyrights, and other intellectual property developed or owned by ADP or certain of its subsidiaries and with respect to which we are the primary or exclusive user.

Employee Matters Agreement

We entered into an employee matters agreement with ADP prior to the spin-off pursuant to which certain employee benefits matters are addressed, such as the treatment of ADP options held by our employees after the spin-off and the treatment of benefits for our management employees who participated in and had accrued benefits under the ADP Supplemental Officers Retirement Plan. The agreement, to the extent provided therein, delineated the benefit plans and programs in which our employees participate following the spin-off.

Other Transactions with ADP

In addition to the transactions with ADP described above, we use human resources, payroll, and benefits administration services provided by ADP in the ordinary course of its business to third-party entities on terms and conditions that we believe are similar to those we could obtain from other providers of these services. We also use certain money movement services provided by ADP, act as a reseller of certain ADP payroll products, and provide certain equipment maintenance and installation services to ADP, in each case on what we believe to be arm's length, commercially reasonable terms and conditions. In addition, we entered into arrangements with ADP relating to receivables ADP has previously financed for our clients, and related litigation, and to provide for a limited transition arrangement to transfer such financing arrangements to an independent third party.

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Proposal 2: Advisory Vote to Approve Executive Compensation

Proposal 2: Advisory Vote to Approve Executive Compensation

As discussed in the CD&A section of this proxy statement, the Board believes that our long-term success depends in large measure on the talents of our employees. Our compensation system plays a significant role in our ability to attract, retain, and motivate the highest quality workforce. The principal underpinnings of our compensation system are an acute focus on performance, stockholder alignment, sensitivity to the relevant marketplace, and a long-term orientation.

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote on an advisory basis, commonly referred to as "say on pay," to approve the compensation paid to our NEOs as disclosed in the CD&A, the compensation tables and the related narrative disclosure contained in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this proxy statement.

This advisory proposal is not binding on the Board or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board, and accordingly, the Board and the compensation committee intend to consider the results of this vote when making determinations in the future regarding NEO compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board recommends that you vote FOR the approval of the compensation of our NEOs because, as discussed in these disclosures, the Board believes that our compensation policies and decisions are effective in achieving our goals. Therefore, the Board recommends that our stockholders adopt the following resolution:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion is hereby APPROVED."

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Proposal 2: Advisory Vote to Approve Executive Compensation

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For fiscal 2015, the compensation committee consisted of Messrs. Deese, Miles and Radway. No member of the compensation committee is an officer or employee of ours, and none of our executive officers serve as a director or member of a compensation committee of any entity that has one or more executive officers serving as a member of the Board or compensation committee.

COMPENSATION DISCUSSION & ANALYSIS

This CD&A section explains our compensation philosophy and summarizes the material components of our executive compensation program. Our Named Executive Officers (the "NEOs") for fiscal 2015 were:

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Steven J. Anenen, our President and Chief Executive Officer;
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Alfred A. Nietzel, our Vice President and Chief Financial Officer;
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Malcolm W. Thorne, our Vice President, Global Chief Strategy Officer;
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Robert N. Karp, our President, Automotive Retail North America; and
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Lee J. Brunz, our Vice President, General Counsel and Secretary.

The CD&A explains how our executive compensation programs are designed and operate with respect to our NEOs by discussing the following fundamental aspects of our compensation programs:

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compensation principles;
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cash compensation;
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long-term incentive compensation programs; and
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other compensation components and considerations (including retirement benefits and deferred compensation).

The compensation committee of our Board determines the compensation of our Chief Executive Officer and all other executive officers. When making decisions related to officers, including the NEOs (other than our Chief Executive Officer), the committee considers recommendations from the Chief Executive Officer.

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EXECUTIVE SUMMARY

Our Separation from ADP

We became an independent, publicly traded company on September 30, 2014 when we completed the separation of our businesses from our former parent company, ADP. Many of the decisions affecting our executive compensation policies and practices were made prior to the spin-off by the compensation committee of ADP's board of directors, which we refer to in this proxy statement as the "ADP compensation committee." Once appointed in September 2014, our compensation committee reviewed the decisions made by the ADP compensation committee. Any changes made by our compensation committee following the spin-off are discussed later in this proxy statement. Where appropriate, a description of decisions ADP made prior to the spin-off is included in order to provide context and background.

Fiscal 2015 Financial Performance Highlights

In fiscal 2015, we demonstrated our focus and commitment to sustaining our position as a global provider of integrated information technology and digital marketing solutions to the automotive retail industry. Our fiscal 2015 results continue to reflect the strength of our underlying business model, including the diversity of our client base and products.

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Revenues for fiscal 2015 were $2,063.5 million, an increase of $87.0 million, or 4%, as compared to $1,976.5 million for fiscal 2014.
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Adjusted revenues for fiscal 2015 were $2,017.3 million, an increase of $111.7 million, or 6%, as compared to $1,905.6 million for fiscal 2014.
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Earnings before income taxes for fiscal 2015 were $299.9 million, a decrease of $53.4 million, or 15%, as compared to $353.3 million for fiscal 2014.
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Adjusted earnings before income taxes for fiscal 2015 were $353.0 million, an increase of $51.9 million, or 17%, as compared to $301.1 million for fiscal 2014. Adjusted margin was 17.5% for fiscal 2015 as compared to 15.8% for fiscal 2014, an increase of 170 basis points.
•
Net earnings attributable to CDK for fiscal 2015 were $178.4 million, a decrease of $49.5 million, or 22%, as compared to $227.9 million in fiscal 2014. Diluted net earnings attributable to CDK for fiscal 2015 was $1.10 per share as compared to $1.42 per share for fiscal 2014.
•
Adjusted net earnings attributable to CDK for fiscal 2015 were $222.6 million, an increase of $30.4 million, or 16%, as compared to $192.2 million for fiscal 2014. Adjusted diluted net earnings attributable to CDK for fiscal 2015 was $1.38 per share as compared to $1.20 per share for fiscal 2014.
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EBITDA for fiscal 2015 was $405.2 million, a decrease of $1.4 million, as compared to $406.6 million for fiscal 2014.
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Adjusted EBITDA for fiscal 2015 was $473.1 million, an increase of $62.0 million, or 15%, as compared to $411.1 million for fiscal 2014. Adjusted margin was 23.5% for fiscal 2015 as compared to 21.6% for fiscal 2014, an increase of 190 basis points.

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In fiscal 2015, we returned $108.9 million to our stockholders through a combination of $58.2 million in cash dividends and $50.7 million in stock repurchases.

Adjusted revenues, adjusted earnings before income taxes, adjusted net earnings attributable to CDK, adjusted diluted net earnings attributable to CDK per share, EBITDA, and adjusted EBITDA are non-GAAP measures. For additional information on these non-GAAP financial measures, please refer to Appendix B and "Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC on August 13, 2015.

Fiscal 2015 Executive Compensation Highlights

Our financial performance impacted the compensation of our executive officers in several ways, most notably our annual cash bonus plan. For fiscal 2015, annual cash bonus targets were based on each NEO's role as of the spin-off. The compensation committee's determination of the financial portion of incentive compensation under our cash bonus program for all of our executive officers, not just our NEOs, was based on fiscal 2015 revenue growth, adjusted net earnings attributable to CDK growth, and sales growth. Incentive compensation under our cash bonus plan for segment executive officers, including Mr. Karp, was also based on division financial performance, as further described below. In the context of determining cash bonus awards for our executive officers, we defined revenue growth, adjusted net earnings attributable to CDK growth, sales growth, and division financial performance for fiscal 2015 as follows:

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Revenue Growth: Revenue growth represents revenues, as reported in our audited consolidated and combined financial statements for fiscal 2015, excluding the effect of foreign currency exchange using budgeted rates as compared to fiscal 2014. Fiscal 2015 revenue growth was 6.1% compared to a target of 7.5%.
•
Adjusted Net Earnings Attributable to CDK Growth: Adjusted net earnings attributable to CDK growth represents adjusted net earnings attributable to CDK, as reported in Appendix B and "Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 filed with the SEC on August 13, 2015, excluding adjustments for earnings related to the Internet sales leads business, and the related tax effect, in both fiscal 2015 and 2014, and the valuation allowance adjustment in fiscal 2014. Fiscal 2015 growth in adjusted net earnings attributable to CDK was 10.0% compared to a target of 7.0%.
•
Sales Growth: Sales is an internal unit of measure that estimates the one-year value of sales transactions, and growth is determined by comparing fiscal 2015 measures to fiscal 2014. Sales growth targets are established for each executive officer and are based on sales growth for CDK overall. Fiscal 2015 sales growth was below the target of 10.0% and the 5.0% minimum necessary for payment.
•
Division Financial Performance: Division financial performance includes the following three categories:
○
Adjusted Revenues for Automotive Retail North America (ARNA): Adjusted revenues represent the results, as reported in our audited consolidated and combined financial statements for fiscal 2015, for ARNA adjusted to include the Internet sales leads business as if we owned this business for all of fiscal 2015. We sold the Internet sales leads business, which was comprised of Dealix Corporation and Autotegrity, Inc., on May 21, 2015. ARNA adjusted revenues for fiscal 2015 paid out at 99.7% of target.
○
Adjusted Earnings Before Income Taxes for ARNA: Adjusted earnings before income taxes represents the results, as reported in our audited consolidated and combined financial
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statements for fiscal 2015, for ARNA adjusted to include the Internet sales leads business as if we owned this business for all of fiscal 2015 and to include earnings attributable to a noncontrolling interest. ARNA adjusted earnings before income taxes for fiscal 2015 paid out at 101.5% of target.
○
Sales Growth for ARNA: Sales growth for ARNA is an internal unit of measure that estimates the one-year value of sales transactions. The target payout for ARNA was determined as a percentage of the fiscal 2015 plan. ARNA sales growth for fiscal 2015 was paid out at 54.6% of target.
○
Client Retention for ARNA: Client retention is an internal metric that measures the percentage of recurring revenue retained by ARNA. ARNA client retention for fiscal 2015 was paid out at 40.0% of target.

For fiscal 2015, our named executive officers received cash bonuses based on the achievement of the performance goals that averaged approximately 119.9% of target. For a more detailed description of our fiscal 2015 cash bonus plan, see "Annual Cash Bonus" beginning on page 46 of this proxy statement.

We also granted performance-based stock units ("PSUs") to our executive officers that will be earned over a three-year performance cycle based on financial performance. PSUs were awarded to our executive officers (including the NEOs) in fiscal 2015 ("fiscal 2015 PSUs") and fiscal 2014 ("fiscal 2014 PSUs"). The PSU program is based on financial objectives that are measured over a three-year performance cycle consisting of three one-year performance periods. The fiscal 2015 target award opportunity under the three-year PSU program will be earned and issued in fiscal 2018 based upon the achievement of adjusted diluted net earnings attributable to CDK per share performance goals for fiscal 2015 and the achievement of the goals to be established by the compensation committee for fiscal 2016 and the fiscal year ending June 30, 2017 ("fiscal 2017"). Adjusted net earnings attributable to CDK, as defined above, was divided by weighted-average diluted shares outstanding in fiscal 2015 and 2014 to determine per share growth. We achieved adjusted diluted net earnings attributable to CDK per share growth of 9.3% in fiscal 2015, and as a result, the 2015 payout percentage earned for outstanding PSUs was 116.3% of target. For a description of our PSU program, see "Performance-Based Stock Units" beginning on page 49 of this proxy statement.

A summary of fiscal 2015 total direct compensation for our NEOs is set forth in the following table, and additional detail is presented in the subsequent discussion as well as the tables and narratives that follow this CD&A. The information included in this table reflects compensation for services rendered by the NEOs to ADP and its subsidiaries for the first three months of fiscal 2015 and for services rendered to us and our subsidiaries for the final nine months of fiscal 2015.

Named Executive Officer	Base Salary	Annual Bonus	PSUs [1]	Stock Options [2]	Restricted Stock/Units [3,4,5]	Total
Anenen, Steven J.	$609,500	$1,316,640	$853,537	$543,002	$1,297,690	$4,620,369
Nietzel, Alfred A.	$400,250	$388,395	$293,079	$180,010	$648,826	$1,910,560
Thorne, Malcolm W.	$323,750	$238,788	$105,974	$120,010	$901,920	$1,690,442
Karp, Robert N.	$356,250	$254,478	$232,526	$120,010	$648,826	$1,612,090
Brunz, Lee J. [6]	$286,196	$221,900	$90,829	$90,005	$272,488	$961,418

[1]	In accordance with ASC 718, PSUs are granted when the performance target is established. The PSU amounts represent the grant date fair value of the first one-third of the fiscal 2015 PSU target award and the second one-third of the fiscal 2014 PSU target award, both of which were granted on November 18, 2014. The PSU amounts are the same amounts included within Stock Awards in the "Summary Compensation Table for Fiscal 2015" on page 54 of this proxy statement.
[2]	Stock option amounts represent the grant date fair value of the fiscal 2015 awards, which are the same amounts disclosed in the "Summary Compensation Table for Fiscal 2015" on page 54 of this proxy statement.

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[3]	Time-based restricted stock ("restricted stock") and time-based RSU amounts represent the grant date fair value of the fiscal 2015 equity awards on November 18, 2014, the date on which the compensation committee approved the awards. The restricted stock and RSU amounts, together with the PSU amounts, are the same amounts included within Stock Awards in the "Summary Compensation Table for Fiscal 2015" on page 54 of this proxy statement.
[4]	Mr. Anenen received a grant of RSUs for the purpose of replacing value lost due to termination of his participation in ADP's Supplemental Officers Retirement Plan ("SORP"). This award vests in equal installments in October 2017, 2018, and 2019. Mr. Anenen's units are deferred upon vesting and are eligible to receive accrued dividends equal to the amount of any CDK cash dividend, which will be paid upon settlement of the RSUs upon his separation from CDK.
Messrs. Nietzel and Karp each received a grant of restricted stock for the purpose of replacing value lost due to termination of their participation in ADP's SORP. These awards vest in equal installments in October 2017, 2018, and 2019.
[5]	Each of Messrs. Thorne and Brunz received a one-time transition grant of restricted stock as part of his promotion to an officer-level position. Mr. Thorne received an additional one-time award for taking on the role of CDK's Global Chief Strategy Officer.
[6]	The annual bonus amount for Mr. Brunz includes a $50,000 discretionary performance bonus approved by our compensation committee.

Good Governance and Best Practices

We are committed to ensuring that our compensation programs reflect principles of good governance. The following practices are key aspects of our programs for fiscal 2015:

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Pay for performance: We designed our compensation programs to link pay to performance and levels of responsibility, to encourage our executive officers to remain focused on both the short-term and long-term operational and financial goals of the company, and to link executive performance to stockholder value.
•
Risk Based Approach: We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse effect on us.
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Clawback: Our Board has adopted and we maintain a compensation recovery—or "clawback" —provision in our 2014 Plan with respect to equity incentive awards to our executive officers.
•
Stock ownership guidelines: We maintain stock ownership guidelines to encourage equity ownership by our executive officers and certain other executives. Under this policy, Mr. Anenen is subject to a stock ownership guideline of six times base salary, and the other NEOs are subject to a stock ownership guideline of three times base salary. Executives whose ownership levels are below targeted ownership levels are required to retain as shares of common stock at least (i) 75% of post-tax net gains on stock option exercises and (ii) 75% of shares (net of taxes) received upon vesting of restricted stock or the settlement of RSUs.
•
Double trigger on change in control payments: Our Change in Control Severance Plan for Corporate Officers contains a "double trigger" mechanism, such that benefits become payable under the plan in connection with a change in control only if the participant's employment is terminated without cause or with good reason during the 2-year period after a change in control.
•
Limited perquisites: We provide limited, reasonable perquisites that are viewed as consistent with our overall compensation philosophy.
•
Corporate governance: As part of our commitment to principles of good governance, we adhere to the following policies and practices:
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○
Anti-hedging policy: We prohibit our directors and executive officers from engaging in any hedging or similar transactions involving our securities.
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Anti-pledging policy: We prohibit our directors and executive officers from holding our securities in a margin account or pledging our securities as collateral for a loan.
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No repricing or buyouts of underwater stock options: We do not lower the exercise price of any outstanding stock options or otherwise provide economic value to the holders of underwater stock options in exchange for the forfeiture of such awards.
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No discount stock options: The exercise price of stock options is not less than 100% of the fair market value of our common stock on the date of grant.
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No Internal Revenue Code Section 280G or 409A tax gross-ups: We do not provide gross-ups in respect of taxes arising as a result of the Section 280G parachute payment rules or Section 409A of the Code.
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No dividends for unearned PSUs: We do not pay dividends with respect to unearned PSUs; rather, dividend equivalents are accrued over the applicable performance period and are paid only if the units are earned and shares issued at the end of the performance period.
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Independence of our compensation committee and advisor: The compensation committee, which is made up solely of three independent directors, utilized the services of Frederic W. Cook & Co., Inc. ("Cook & Co."), as an independent compensation consultant. Cook & Co. reports to the compensation committee, does not perform any other services for us other than in connection with an annual review of competitive director compensation for the nominating and governance committee and has no economic or other ties to us or our management team that could compromise their independence and objectivity.

COMPENSATION PRINCIPLES

We believe that compensation should be designed to create a direct link between performance and stockholder value. Five principles that guide our decisions involving executive compensation are that an executive's compensation should be:

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based on (i) our overall performance, (ii) the performance of each executive's business unit, and (iii) the executive's individual performance;
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closely aligned with the short-term and long-term financial and strategic objectives that build sustainable long-term stockholder value;
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competitive, in order to attract and retain executives critical to our long-term success;
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consistent with high standards of corporate governance and best practices; and
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designed to discourage executives from taking excessive risks or behaving in ways that are inconsistent with our strategic planning processes and high ethical standards.

Our compensation programs are designed so that target pay reflects the market for an executive's skills, experience, and relative levels of responsibility among our key executives. In addition, the proportion of pay tied to operating performance and changes in stockholder value varies directly with executives' levels of responsibility and accountability to stockholders. We assign all executives to pay grades by comparing their position-specific duties and responsibilities with market data and our internal management structure. Each

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pay grade has ranges for base salary, total annual cash compensation, and annual equity grants. Executives are positioned within these ranges based on a variety of factors, most notably their experience and skill set and their performance over time.

We design our performance-based compensation so that actual, realized compensation will vary relative to the target award opportunity based on performance. As such, actual compensation amounts may vary above or below targeted levels depending on the performance of a business unit and the achievement of individual performance goals. We have adopted this compensation design to provide meaningful incentives for our key executives to achieve superior results. We also believe that it is important for our executive officers and other senior executives to have an ongoing long-term investment in us as outlined in this proxy statement under "Stock Ownership Guidelines."

Growth in revenues, net adjusted earnings attributable to CDK, sales growth, and, in the case of segment executive officers, division financial performance are important performance measures in annual cash bonus determinations. Adjusted diluted net earnings attributable to CDK per share growth and relative total shareholder return against the S&P 500 index are used to determine the number of shares earned in a performance period under our PSU program. These performance criteria were chosen by us at the time of the spin-off for the variable incentive plans because they aligned with our goals at that time, including our long-term strategic goals of increasing the growth and profitability of our business.

Elements of Compensation

The following table summarizes the major elements of our fiscal 2015 executive officer compensation programs.

Compensation Element	Objectives	Key Characteristics
Base Salary	To provide a fixed amount for performing the duties and responsibilities of the position	Determined based on overall performance, level of responsibility, pay grade, competitive compensation data, and comparison to our other executives
Annual Cash Bonus	To motivate executive officers to achieve company-wide, business unit, and individual performance goals	Payment based on achievement of target individual, business unit, and company-wide business goals, including growth in revenue, adjusted net earnings attributable to CDK, and sales, and divisional performance for our segment executives
PSU Awards	To motivate executive officers to achieve certain longer-term goals and create long-term alignment with stockholders	PSUs vest based on the achievement of adjusted diluted net earnings attributable to CDK per share goals, or other goals as defined annually by our compensation committee, over three one-year periods, and relative total shareholder return against the S&P 500 index over the three-year period
Stock Options	To align the interests of executive officers with long-term stockholders' interests and ensure that realized compensation occurs only when there is a corresponding increase in stockholder value	Granted annually based on pay grades and individual performance Grants vest in equal installments over four years

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Consistent with a pay for performance philosophy, compensation for Mr. Anenen and the other NEOs is structured so that a significant portion of their total compensation is at risk and paid based on meeting certain performance goals. The mix of target total direct compensation (base salary, cash bonus, and long-term incentive awards) for fiscal 2015 was designed to deliver the following approximate proportions of total compensation to Mr. Anenen, our Chief Executive Officer, and the other NEOs (on average) if company-wide and individual target levels of performance are achieved. The target pay mix reflects the PSU target award based on the three-year target opportunity. Mr. Anenen's higher portion of at-risk compensation reflects his greater responsibility for overall Company performance.

PAY MIX AT TARGET
52%
30%
18%
42%
22%
36%
CEO
Other NEOs
Long Term Incentive
Annual Incentive
Base Salary

Compensation Consultant

Our compensation committee engaged Cook & Co. to provide assistance with the design of our compensation programs. The specific matter on which Cook & Co. provided advice in fiscal 2015 was the design of executive compensation programs and practices, including the changes to the design of long-term incentives for fiscal 2016. In June 2015, Cook & Co. examined the competitiveness of senior executive compensation levels and the Company's aggregate share usage, dilution, and fair value cost of long-term incentives for all participants.

As part of its ongoing support to our compensation committee, Cook & Co. also reviews executive compensation disclosures, reviews and provides comments on changes to the committee's charter, advises on emerging trends and the implications of regulatory and governance developments, and reviews and provides commentary on materials and proposals prepared by management that are presented at the committee's meetings.

Our compensation committee determined that the work of Cook & Co. did not raise any conflicts of interest in fiscal 2015. In making this assessment, the compensation committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act and applicable NASDAQ listing standards, including the fact that Cook & Co. does not provide any other services to us, the level of fees received from us as a percentage of Cook & Co.'s total revenue, policies and procedures employed by Cook & Co. to prevent conflicts of interest, and whether the individual Cook & Co. advisers to the compensation committee own any of our stock or have any business or personal relationships with members of the compensation committee or our executive officers.

Compensation Review and Determination

Our annual pay review focuses on base salary, annual cash bonus opportunity, and long-term equity incentives. In determining the compensation of Mr. Anenen and the other NEOs, the compensation committee considers the type of business we are in and the nature of our organization. The compensation committee also considers market data provided by its independent compensation consultant and by

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management. The compensation committee examines summary compensation sheets detailing the amounts and mix of base salary, cash bonus, and long-term equity incentives for each of the NEOs, which compare the amounts and mix to competitive compensation practices. We generally target base salary, annual cash bonus, and long-term equity incentives at the median of competitive compensation levels, but will set targets above or below the median when warranted in the judgment of the compensation committee. The degree to which target compensation ranges are above or below the median competitive rate is based on each executive's skill set and experience relative to market peers. Executives who are new in their roles and therefore less experienced than market peers are typically positioned lower in the range, whereas executives with a long tenure in their role may be positioned higher in the range.

We consult different sets of compensation data reflecting the levels and practices of different groups of businesses to determine competitive compensation levels for our Chief Executive Officer and other NEOs.

With respect to the total cash and long-term incentive compensation for our Chief Executive Officer and other NEOs, ADP management provided the compensation committee with competitive compensation market data based on compensation surveys reflecting the pay practices of publicly traded companies. The surveys used were the Towers Watson U.S. General Industry Executive Database, the Hewitt Associates Executive Total Compensation by Industry Survey, the Mercer Human Resources U.S. General Industry Executive Database, and the Equilar Inc. Top 25 Database. The number of companies included in the surveys ranged from 25 to 102. In benchmarking compensation levels against the survey data, the compensation committee considered only the aggregated survey data and that the identity of the companies comprising the survey data is not disclosed to, or considered by, the compensation committee in its decision-making process. The companies included were based on a revenue range such that the median company revenue approximates our annual revenue. The companies included for Messrs. Anenen, Nietzel, Thorne, and Brunz were based on a revenue range such that the median company revenue approximates the annual revenue of CDK Global. The companies included for Mr. Karp were based on a revenue range such that the median company revenue approximates the annual revenue of ARNA.

When determining the compensation level for our Chief Executive Officer for fiscal 2015, the ADP compensation committee reviewed each individual compensation element, as well as how the proposed level for that individual element would compare to the other executive officers. The ADP compensation committee and Mr. Anenen conducted a similar process with respect to the determination of compensation for the other NEOs. Future compensation decisions by the compensation committee will take into consideration the adoption of a peer group for use with survey data for competitive reviews beginning fiscal 2016, as well as the aggregate level of each executive officer's compensation and compare it against the executive's previous year's totals and against compensation of our other executive officers.

Cash Compensation

Base Salary

Base salaries represent fixed amounts paid to each executive for performing his normal duties and responsibilities. For fiscal 2015, ADP determined the amount based on the executive's overall performance in prior years, level of responsibility, pay grade, competitive compensation practices data, and comparison to our other executives. Based on these criteria, as well as an adjustment made to account for additional responsibilities related to their roles as executive officers of a standalone entity following the spin-off, our NEOs received the following annual salary increases in fiscal 2015:

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Named Executive Officer	Fiscal Year 2014 Salary	Increase	Pre-Spin Fiscal Year 2015 Salary [1]	Increase	Post-Spin Fiscal Year 2015 Salary [2]
Anenen, Steven J	$475,004	2.7%	$488,000	33.2%	$650,000
Nietzel, Alfred A	$331,202	3.0%	$341,000	23.2%	$420,000
Thorne, Malcolm W	$254,001	14.2%	$290,000	15.5%	$335,000
Karp, Robert N	$320,003	3.1%	$330,000	10.6%	$365,000
Brunz, Lee J	$242,440	2.9%	$249,471	20.3%	$300,000

[1]	The amounts in this column reflect the annual salaries of the NEOs after giving effect to salary increases for services rendered under ADP made effective July 1, 2014, with the exception of Mr. Brunz. The salary increase for Mr. Brunz was effective September 1, 2014. For Mr. Thorne, the increase includes an increase relating to his promotion to Senior Vice President, Marketing for Dealer Services.
[2]	The amounts in this column reflect the annual salaries of the NEOs after giving effect to salary increases made effective October 1, 2014, as a result of the spin-off.

Annual Cash Bonus

Overview

We paid our NEOs cash bonuses for fiscal 2015 based on the attainment of individual and company-wide business goals established at the beginning of the fiscal year.

For each NEO, we established a target bonus amount, which was initially expressed as a percentage of projected year-end annual base salary. This target bonus percentage ranged from 160% of base salary for the CEO to 50% to 75% of base salary for the other NEOs. We also assigned percentage values to the financial and strategic objectives of the NEOs' annual cash bonus plans and then determined the target bonus amount linked to each component. The maximum bonus payment to our NEOs is 200% of their respective target bonus levels. There is no minimum payment level, and the entire award opportunity is forfeited if threshold performance goals are not achieved.

The compensation committee established and approved the annual target bonus objectives and award opportunities for each of the NEOs. In making these determinations, the compensation committee considered a variety of factors including market data, each officer's relative level of responsibility, and Mr. Anenen's recommendations for executives other than himself. The annual target bonus objectives and award opportunities for the other NEOs were developed by Mr. Anenen, based largely on the objectives and opportunities that were applicable to Mr. Anenen. The NEOs participate in the discussions surrounding their bonus objectives so that they can provide their input and understand the expectations of each bonus plan component, but they did not participate in the setting of the target award opportunities. Each NEO receives a final version of his individualized bonus plan after it has been approved by Mr. Anenen (or for Mr. Anenen, by the compensation committee). For fiscal 2016 and thereafter, the compensation committee (not the CEO) will approve all NEO bonus plans. Except in extraordinary circumstances, we do not modify bonus objectives during the fiscal year, and no bonus objectives were modified during fiscal 2015.

The compensation committee reviewed the performance of the NEOs relative to their annual fiscal year target bonus plan objectives at its regularly scheduled August meeting, which is the first meeting following the end of the fiscal year. Based on this review, the compensation committee determined and approved the annual cash bonuses for the NEOs.

NEOs' Fiscal 2015 Bonuses

Following the conclusion of fiscal 2015, the compensation committee considered our performance and the performance of Mr. Anenen and the other NEOs for fiscal 2015 against their bonus objectives, and assessed which of the individual bonus targets were met, exceeded, or not fully achieved. The chart below sets forth the approved annual cash bonuses for our NEOs:

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Named Executive Officer	Target Bonus as % of Base Salary [1]	Target Bonus Amount	Maximum Bonus as % of Target	Actual Bonus Amount	Bonus Amount as % of Target
Anenen, Steven J	160%	$1,040,000	200%	$1,316,640	126.6%
Nietzel, Alfred A	75%	$315,000	200%	$388,395	123.3%
Thorne, Malcolm W	60%	$201,000	200%	$238,788	118.8%
Karp, Robert N	60%	$219,000	200%	$254,478	116.2%
Brunz, Lee J [2]	50%	$150,000	200%	$171,900	114.6%

[1]	Represents the NEOs bonus target as of the spin-off and is the bonus target for the full fiscal 2015.
[2]	The Actual Bonus Amount for Mr. Brunz excludes a $50,000 discretionary performance bonus approved by the compensation committee.

Fiscal 2015 Target Bonus Objectives

Each objective for our NEOs was satisfied as set forth below:

	Anenen, Steven J		Nietzel, Alfred A		Thorne, Malcolm W		Karp, Robert N		Brunz, Lee J
Bonus Objectives	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target	Target Weight	Payout as % of Target
Revenue Growth	20.0%	79.4%	20.0%	79.4%	20.0%	79.4%	10.0%	79.4%	20.0%	79.4%
Adj Net Earnings	30.0%	174.2%	30.0%	174.2%	30.0%	174.2%	15.0%	174.2%	30.0%	174.2%
Sales Growth	10.0%	0.0%	10.0%	0.0%	10.0%	0.0%	---	---	10.0%	0.0%
Division Financial Performance	---	---	---	---	---	---	35.0%	93.2%	---	---
Strategic Objectives	40.0%	146.2%	40.0%	137.9%	40.0%	126.6%	40.0%	123.7%	40.0%	116.2%

The bonus objectives were designed to reward the achievement of goals that are aligned with the key components of our operational and strategic success and the degree to which Mr. Anenen and the other NEOs have responsibility for overall performance results and to provide a set of common objectives that facilitate collaborative engagement. The compensation committee established the financial goals for the NEOs defined above under "Fiscal 2015 Executive Compensation Highlights" within the "Executive Summary" as well as the following strategic objectives:

Strategic Objectives for Mr. Anenen include:

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Improve market share gains against key competitors.
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Establish enterprise-wide data strategy.
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Continue growth through acquisitions and/or strategic alliances.
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Establish CDK Corporate functions required to run as a standalone public enterprise.
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Achieve initiatives to gain efficiencies and margin expansion.
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Solidify leadership team and build talent pipeline. Build a solid succession plan for senior leadership team. Continue to drive improvement in diversity. Maintain associate engagement scores above the 60th percentile of the industry benchmark.

Strategic Objectives for Mr. Nietzel include:

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Develop relationships with investment groups and analysts.
•
Establish CDK Corporate finance functions required to run as a standalone public enterprise.
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•
Establish organization readiness for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 in fiscal 2016.

Strategic Objectives for Mr. Thorne include:

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Continue growth through acquisitions and/or strategic alliances.
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Establish enterprise-wide data strategy, investment, and organizational structure to deliver predictive modeling capabilities.
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Rebuild marketing organization into a strategic organization that supports product development in the product strategy process.

Strategic Objectives for Mr. Karp include:

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Improve overall sales and installation penetration of key layered applications.
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Launch new applications at National Automobile Dealers Association with components available to sell in fiscal 2015.
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Execute North American Organization restructuring to better align the organization, reduce costs, and remove silos.

Strategic Objectives for Mr. Brunz include:

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Establish and/or contribute to critical compliance and ethics process.
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Build repeatable process for management and production of reporting.
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Develop and implement key legal programs.

Long-Term Incentive Compensation Programs

As an operating unit of ADP, certain of our employees (i) were granted stock options to purchase shares of ADP's common stock and (ii) were granted restricted stock or RSUs. In connection with the spin-off, ADP's outstanding equity awards for our employees were converted into equity awards of CDK at a ratio of 2.757 CDK equity awards for every ADP equity award held prior to the spin-off. The converted equity awards have the same terms and conditions as the pre-conversion ADP equity awards. In exchange for the converted ADP awards, we issued 2.3 million stock options with a weighted-average exercise price of $19.64, 0.7 million time-based restricted shares, and 0.2 million performance-based restricted shares in respect of converted ADP equity awards.

Prior to the spin-off, we adopted the 2014 Plan. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and performance compensation awards to employees, directors, officers, consultants, and advisors, and those of our affiliates. All grants subsequent to the spin-off are granted under the 2014 Plan.

We believe that long-term incentive compensation is a significant factor in attracting and retaining key executives and in aligning their interests directly with the interests of our stockholders. For fiscal 2015, long-term incentives were awarded to the NEOs in the form of PSU awards and stock option grants. The compensation committee approved the selection of these awards because they ensure that the overall long-term incentive program is tied closely to changes in stockholder value and the degree to which critical operating objectives are attained and they support our talent retention objectives.

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The compensation committee may also from time to time grant discretionary awards of time-based restricted stock. These awards are for special situations and are not considered in the target allocation of total long-term incentive compensation between PSU awards and stock option grants.

Each executive officer is awarded a target dollar value of stock options, PSUs, and, if applicable, restricted stock and RSUs. The target dollar value is converted into grants of the respective award based on the closing stock price on the date of grant.

As part of our annual market analysis of compensation data, we compare our long-term equity incentive grant values with competitive levels. We establish share grant target amounts or ranges of target amounts for each executive level by setting such target amounts, and the midpoints of such ranges of target amounts, at the market median levels. The compensation committee expects to review the share grant targets and target ranges annually to ensure that the resulting awards based on current stock price and option fair value remain generally consistent with our median compensation philosophy.

Prior to the beginning of each fiscal year, we analyze the target PSU award and stock option grant levels to confirm that our desired target long-term incentive compensation values are appropriate in the context of the compensation studies referred to under "Compensation Review and Determination" above. When comparing our desired values to these compensation studies, we look at both equity elements in total.

At its November 2014 meeting, our compensation committee approved target awards of PSUs for all named executive officers, which were granted in November 2014 and will be earned and issued in fiscal year 2018. At its January 2015 meeting, the compensation committee approved stock option grants for the named executive officers for fiscal 2015. The PSUs, at target, and stock option grants for fiscal 2015 are summarized in the table below:

Named Executive Officer	Target PSU Award	Stock Options
Anenen, Steven J	42,051	50,418
Nietzel, Alfred A	13,939	16,714
Thorne, Malcolm W	8,131	11,143
Karp, Robert N	9,293	11,143
Brunz, Lee J	6,969	8,357

Performance-Based Stock Units

We use a PSU program based on financial objectives that are measured over a three-year performance cycle consisting of three one-year adjusted diluted net earnings attributable to CDK per share or other financial goals as determined by the compensation committee. We believe this program furthers the Company's longer-term financial goals by aligning the compensation of our key executives with our long-term operating performance, to create commonality of interest between executives and stockholders, and to support talent retention objectives. PSUs were awarded to our executive officers (including the named executive officers) in fiscal 2015 and fiscal 2014. During fiscal 2015, the first one-third of the fiscal 2015 PSUs and the second one-third of the fiscal 2014 PSUs were granted when the compensation committee established the adjusted diluted net earnings attributable to CDK per share goals.

For purposes of our PSUs, the adjusted diluted net earnings attributable to CDK per share goals and corresponding award ranges are typically established and communicated to our executive officers (including the NEOs) in the first quarter of each respective fiscal year. Due to the spin-off, the adjusted diluted net earnings attributable to CDK per share goals and corresponding ranges for the fiscal 2015 performance year were approved by the compensation committee in November 2014. After the conclusion of each fiscal year, the compensation committee confirms the adjusted diluted net earnings attributable to CDK per share results and determines the percentage of target achieved based on such results by using linear interpolation between the lower and upper bounds of the award range. Under the PSU program, after the end of the three-year performance period, the percentages for each of the individual three fiscal

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years in the performance period will be averaged to obtain the percentage of target award earned. However, notwithstanding the achievement of adjusted diluted net earnings attributable to CDK per share results, if the company's total shareholder return (TSR) is not above the S&P 500 index TSR median for the three-year performance period, the award may not exceed 100% of the target award. The PSU award earned will also be credited with dividend equivalents from the grant date of the target award until the issuance date, assuming all dividends were reinvested in CDK stock at the time dividends are paid. The issuance of the total number of PSUs earned will be made in the form of shares of CDK stock in September following the conclusion of the three-year performance period.

In November 2014, our compensation committee established that adjusted diluted net earnings attributable to CDK per share growth for fiscal 2015 of more than 8.0% would be required to receive the awards at the target level, and the awards would be adjusted upward or downward at the end of the performance period as follows:

Adjusted Net Earnings Attributable to CDK Per Share Growth	Grant as Percentage of Target
Below 5.0%	0.0%
6.0%	50.0%
8.0%	100.0%
9.3%	116.3%
12.0% or more	150.0%

Our adjusted diluted net earnings attributable to CDK per share growth for fiscal 2015 was 9.3%, and as a result the 2015 payout percentage earned for outstanding PSUs was 116.3% of target.

Stock Options

We grant stock options to the NEOs based upon their pay grades. Stock options generally vest over four years. The grant level for each pay grade is determined based on our annual review of our long-term incentive compensation program. Mr. Anenen will recommend to the compensation committee the number of stock options for NEOs other than himself.

While the compensation committee can consider a stock option grant at any time, it makes its regularly scheduled stock option grants at its first meeting in January of each calendar year. The compensation committee generally sets its calendar of meetings in August of each year, and does not coordinate the January meeting date, or any other meeting dates, with any regularly scheduled announcement or corporate event. Additional stock option grants may be made to assist us in recruiting, promoting, or retaining executives.

For fiscal 2016, the compensation committee approved the change to grant stock options in September 2015, the same time as our grant of PSUs.

Time-Based Restricted Stock

The compensation committee may from time to time grant discretionary awards of restricted stock and RSUs to assist us in the recruitment, promotion, and retention of executives. Each of our NEOs received a one-time grant of either restricted stock or RSUs in fiscal 2015 as described above under "Fiscal 2015 Executive Compensation Highlights" beginning on page 39.

Other Compensation Components and Considerations

In addition to the compensation components discussed above and the same health and welfare benefits and retirement available to our U.S. associates generally, we offer the NEOs deferred compensation, limited

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perquisites, and change in control protection. We believe that these additional benefits are fair, competitive and consistent with our overall compensation philosophy, and designed to ensure that we can effectively retain our NEOs and effectively compete for executive talent.

Retirement Benefits

Prior to the spin-off, our executive officers were eligible to participate in the ADP Retirement and Savings Plan (ADP's 401(k) plan) and were automatically enrolled in the ADP Pension Retirement Plan (a tax-qualified, defined benefit, cash balance pension plan). Prior to the spin-off, certain of our executive officers also participated in the ADP SORP, which provided retirement benefits in excess of those generally available under ADP's qualified cash balance pension plan. CDK did not adopt a defined benefit plan or SORP for its employees in connection with the spin-off. Certain NEOs received grants of restricted stock or RSUs for the purpose of replacing value lost due to termination of their participation in ADP's SORP as disclosed in the table under "Fiscal 2015 Executive Compensation Highlights" within the "Executive Summary" beginning on page 39.

Following the spin-off, we implemented a non-elective contribution ("NEC") that is deposited into 401(k) accounts of associates who, at the time of the spin-off from ADP, were age 50 with 10 years of service. This contribution was for the purpose of replacing value lost due to termination of associates' participation in ADP's Pension Retirement Plan. This plan will be in effect for 5 years following the spin-off from ADP.

Deferred Compensation

All of our executive officers are eligible to defer into a deferred compensation account all or a portion of their annual cash bonuses. We make this program available to our executive officers to be competitive, to facilitate the recruitment of new executives, and to provide our executive officers with a tax-efficient way to save for retirement. We do not match deferrals by these executive officers or otherwise contribute any amounts to the NEOs' deferred compensation amounts. We generally do not consider the executive's deferred account balances, or investment earnings or losses on such balances, when we make compensation decisions because the value of such accounts reflects the contributions made by the individual executives and the earnings thereon. Cash bonus contributions are fully vested from the date of deferral. Participants can elect to have payment of deferred amounts commence on an in-service date or upon retirement, and the form of payment can either be in installments or lump sum. Following the spin-off, we implemented the CDK Global, Inc. Restoration Plan that is designed to restore or replace company contributions that cannot be provided under the qualified 401(k) Plan due to IRS limits. Company contributions on eligible compensation above the IRS limits are deposited into the deferred compensation account.

Perquisites

We provide our NEOs with the use of automobiles leased by us. Consistent with our policy towards all attendees, we pay for the spouses of our executive officers to accompany them to our annual sales President's Club event.

We did not make any tax gross-up payments to our NEOs in fiscal 2015. However, prior to the spin-off, in order to centralize our executive leadership team, Messrs. Thorne and Brunz were asked to relocate closer to CDK Global's corporate office location in Hoffman Estates, IL. Under ADPs relocation program, financial assistance was provided to each executive as well as a gross-up to cover the amount of taxes of the relocation benefit. Gross-ups of taxes incurred in connection with the reimbursement of relocation expenses are available to all participants in the relocation program. The amounts are disclosed in the "All Other Compensation for Fiscal 2015" table on page 56.

Change in Control Severance Plan for Corporate Officers

Our Change in Control Severance Plan for Corporate Officers is designed (i) to retain our corporate officers and (ii) to align their interests with our stockholders' interests so that they can consider transactions that

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are in the best interests of our stockholders and maintain their focus without concern regarding how any such transaction might personally affect them. Each of our NEOs participates in this plan.

As described below under "Potential Payments To NEOs Upon Termination or Change of Control," our Chief Executive Officer and the other participating executive officers have separation entitlements under the Change in Control Severance Plan for Corporate Officers that differ from one another.

The severance formulas used for the chief executive officer and the other participating executive officers are each designed to provide the level of temporary replacement income that we feel is appropriate for that office, but the compensation that our executive officers may receive after termination of employment or a change in control is not taken into account when current compensation levels are determined.

Accounting and Tax Considerations

We consider accounting and tax implications when we design our equity-based and cash compensation programs and when we make awards or grants. In particular, Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to "covered employees" (which are defined as a public company's NEOs, other than the chief financial officer). However, qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. We strive to make only those equity-based awards and grants that qualify as performance-based compensation or that we can otherwise deduct when determining our corporate taxes. However, the overriding consideration when evaluating the pay level or design component of any portion of our executives' compensation is the effectiveness of the component and the stockholder value that management and the compensation committee believe that the pay component reinforces. The compensation committee may, however, award compensation that is not deductible under Section 162(m) when, in the exercise of the committee's judgment, it would be in our best interests and in the best interests of our stockholders to do so.

Our 2014 Plan is structured to permit us to make equity-based awards and cash bonuses that may qualify as performance-based compensation for purposes of Section 162(m).

We adopted, effective as of the completion of the spin-off, the 2014 Plan for the purpose of enabling us to make equity-based awards and cash bonuses to Mr. Anenen and the other NEOs following the spin-off that may constitute qualifying performance-based compensation for purposes of Section 162(m). As a separate public company following the spin-off, we are taking advantage of a special transition rule that exempts from the deduction limitations of Section 162(m) certain compensation that is paid or granted prior to the first meeting of our stockholders at which the Board will be elected that occurs more than 12 months after the spin-off.

Compensation Recovery (Clawback)

In addition to the clawback provision contained in the 2014 Plan, in September 2015, the Board adopted a compensation recovery policy whereby the compensation committee is permitted to recoup any incentive compensation (including requiring the reimbursement of any cash incentive compensation or canceling any equity award granted pursuant to the 2014 Plan) if: (i) with respect to the recoupment of any equity award granted pursuant to the 2014 Plan, the recipient of such equity award, without the consent of the Company, while employed by or providing services to the Company or any affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the compensation committee in its sole discretion; and (ii) with respect to the recoupment of any cash incentive compensation, the recipient of such cash incentive compensation engages in fraud or conduct contributing to any financial restatements or irregularities, as determined by the compensation committee in its sole discretion. In addition, if, with respect to the recoupment of any equity award granted

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Proposal 2: Advisory Vote to Approve Executive Compensation

pursuant to the 2014 Plan, a recipient engages in any activity referred to in section (i) of the preceding sentence, the recipient will forfeit any gain as a result of any such incentive compensation (including any gain realized on the vesting or exercise of any equity award) and must repay such the gain to the Company.

Anti-Hedging, Anti-Short Sale, and Anti-Pledging Policies

Our Insider Trading policy prohibits Directors, executive officers, and employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of our common stock. Our Directors, executive officers, and employees are also prohibited from engaging in short sales related to our common stock. The policy also prohibits any pledging of our common stock, including holding common stock in a margin account.

Stock Ownership Guidelines

We have established stock ownership guidelines to encourage equity ownership by our executive officers in order to reinforce the link between their financial interests and those of our stockholders. The stock ownership guidelines were set on the basis of each executive officer's pay grade, expressed as a multiple of the executive officer's base salary on the first day of the fiscal year. Stock ownership (as defined under the guidelines) consists of stock owned outright by the executive officer or beneficially through ownership by direct family members (spouses and dependent children).

Under our stock ownership guidelines, Mr. Anenen is expected to own an amount of our stock equal in value to six times his base salary. In addition, Messrs. Nietzel, Brunz, Karp and Thorne are expected to own an amount of our stock equal in value to three times their respective base salaries. Executive officers whose ownership levels are below the minimum required levels are required to retain as shares of our common stock at least 75% of post-tax net gains on stock option exercises, and 75% of shares (net of taxes) received upon vesting of restricted stock or the settlement of restricted stock units. As of the end of fiscal 2015, Mr. Anenen and the other NEOs (who were subject to the stock ownership guidelines) had not yet met the stock ownership guidelines but are making progress towards achievement.

2015 PROXY STATEMENT  53

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COMPENSATION TABLES

Summary Compensation Table for Fiscal 2015

Name and Principal Position	Year [1]	Salary [2]	Bonus	Stock Awards [3]	Option Awards [3]	Non-Equity Incentive Plan Compensation [4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings [5]	All Other Compen- sation [6]	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		($)	($)	($)	($)	($)	($)	($)	($)
Anenen, Steven J	2015	$609,500	$-	$2,151,227	$543,002	$1,316,640	$587,170	$53,706	$5,261,245
President and Chief	2014	$475,004	$-	$794,608	$284,970	$391,020	$679,641	$35,142	$2,660,385
Executive Officer	2013	$462,376	$-	$514,350	$155,160	$332,726	$199,410	$31,957	$1,695,979
Nietzel, Alfred A	2015	$400,250	$-	$941,905	$180,010	$388,395	$-	$35,412	$1,945,972
Vice President and	2014	$331,202	$-	$289,798	$115,345	$214,103	$200,812	$26,626	$1,177,886
Chief Financial Officer	2013	$321,980	$-	$182,880	$68,960	$213,923	$35,267	$26,199	$849,209
Thorne, Malcolm W	2015	$323,750	$-	$1,007,894	$120,010	$238,788	$1,764	$795,126	$2,487,332
Vice President, Global
Chief Strategy Officer
Karp, Robert N	2015	$356,250	$-	$881,352	$120,010	$254,478	$-	$47,198	$1,659,288
President, Automotive	2014	$320,003	$-	$289,798	$115,345	$151,393	$185,432	$42,837	$1,104,808
Retail North America	2013	$291,203	$-	$211,455	$68,960	$150,817	$50,864	$43,326	$816,625
Brunz, Lee J [7]	2015	$286,196	$50,000	$363,317	$90,005	$171,900	$1,875	$128,154	$1,091,447
Vice President, General
Counsel and Secretary

[1]	Amounts for fiscal 2014 and 2013 represent compensation determined by ADP's senior management and the ADP compensation committee prior to the spin-off.
[2]	Salary represents pay for three months for services rendered prior to the spin-off and nine months for services rendered following the spin-off. The NEOs' base salaries as of the spin-off were used as the basis for bonus determinations for the full fiscal 2015. See the discussion above under "Base Salary" for additional detail regarding salary increases for services rendered under ADP.
[3]	Amounts set forth in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of awards granted in fiscal 2015 as computed in accordance with ASC 718, disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 6 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.
The amounts presented in the Stock Awards column include the grant date fair value of PSUs based upon the probable outcome of the performance condition as of the grant date and the fair value of the one-time grants of restricted stock or RSUs. The amounts for PSUs represent the grant date fair value of the first one-third of the fiscal 2015 PSU target award and the second one-third of the fiscal 2014 PSU target award, both of which were granted on November 18, 2014. Target goals for the remaining portion of these awards will be determined in fiscal 2016 and 2017 by the compensation committee and will be reported in the "Summary Compensation Table" upon grant. The maximum grant date fair value of the fiscal 2015 and 2014 PSU target awards granted in fiscal 2015, assuming achievement of the highest level of performance would be: Mr. Anenen, $1,280,305; Mr. Nietzel, $439,638; Mr. Thorne, $158,981; Mr. Karp $348,790; Mr. Brunz, $136,244.
[4]	Performance-based bonuses paid under the annual cash bonus program are shown in this column. A discussion of our annual cash bonus program may be found in our Compensation Discussion and Analysis under "Cash Compensation—Annual Cash Bonus." The NEOs' bonus targets as of the spin-off were used for the full fiscal 2015.

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[5]	Amounts shown reflect the aggregate increase during the last fiscal year in the present value of the executive's benefit under the ADP tax-qualified cash balance pension plan, the Automatic Data Processing, Inc. Pension Retirement Plan and the ADP SORP. These benefits remain with ADP. There were no above-market or preferential earnings on nonqualified deferred compensation. The Pension Retirement Plan and the SORP provide benefits in the form of a lump sum and/or an annuity. The change in pension value for the Pension Retirement Plan and the SORP represents the change from June 30, 2014 to June 30, 2015. The present value is calculated as of June 30, 2014, is calculated based on the RP-2000 white collar mortality table (projected to 2021), a 3.25% interest crediting rate for the pension plan, and a 4.05% discount rate; the present value as of June 30, 2015, is based on the RP-2014 white collar mortality table (projected generationally using scale MP-2014), a 3.25% interest crediting rate for the pension plan, and a 4.25% discount rate.
The aggregate change in pension value for Messrs. Nietzel and Karp was negative for fiscal 2015. The net decrease in the ADP Retirement Pension Plan and SORP was $58,923 for Mr. Nietzel and $103,739 for Mr. Karp. The negative values were attributable to the unvested portion of the SORP at the time of spin-off.
[6]	Please refer to the "All Other Compensation for Fiscal 2015" table below for further information.
[7]	The bonus amount for Mr. Brunz represents a $50,000 discretionary performance bonus approved by our compensation committee.

2015 PROXY STATEMENT  55

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All Other Compensation for Fiscal 2015

Name	Other Benefits [1]	Tax Payments [2]	Matching Charitable Contributions [3]	Total
Anenen, Steven J	$53,606	$-	$100	$53,706
Nietzel, Alfred A	$35,412	$-	$-	$35,412
Thorne, Malcolm W	$463,176	$331,950	$-	$795,126
Karp, Robert N	$47,048	$-	$150	$47,198
Brunz, Lee J	$106,733	$21,321	$100	$128,154

[1]	The following table summarizes these benefits for each of our NEOs:

	Automotive(a)	401(k) Match(b)	Non-elective 401(k) Matching Contribution(c)	Life and Accidental Death Insurance(d)	Spousal Travel(e)	Other(f)	Total
Anenen, Steven J	$17,150	$15,123	$14,387	$1,071	$5,875	$-	$53,606
Nietzel, Alfred A	$15,681	$9,509	$9,521	$701	$-	$-	$35,412
Thorne, Malcolm W	$10,249	$8,646	$1,521	$555	$-	$442,205	$463,176
Karp, Robert N	$16,785	$15,284	$8,481	$623	$5,875	$-	$47,048
Brunz, Lee J	$4,507	$8,742	$-	$506	$-	$92,978	$106,733

	(a)	Actual costs to the Company of leasing automobiles (and covering related insurance, registration, and maintenance).
	(b)	Matching contributions to the Company's Retirement and Savings Plan.
	(c)	Non-elective contributions paid by the Company to augment the loss of the ADP Retirement Pension Plan and on compensation in excess of IRS limits for allowable compensation for the 401(k) Plan.
	(d)	Life insurance and accidental death and dismemberment premiums paid by the Company for the NEOs.
	(e)	Amounts paid by the Company on behalf of the executives and their spouses or significant others who accompanied them in connection with business-related travel sponsored by the Company.
	(f)	Other benefits received by Mr. Thorne include $436,885 of taxable and non-taxable expenses paid by the Company directly to third parties in relation to relocation, which are inclusive of his repatriation to the United States from the United Kingdom, and Company paid rental car fees of $4,800 and $520 for Mr. Thorne and his spouse, respectively. Other benefits received by Mr. Brunz include $80,728 of taxable and non-taxable expenses paid by the Company directly to third parties in relation to relocation, a car allowance of $2,250, and a deferred compensation match as a non-officer of ADP of $10,000.
[2]	Gross up of relocation expenses provided to Messrs. Thorne and Brunz.
[3]	Reflects matching charitable contributions made by the ADP Foundation.

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Grants of Plan-Based Awards Table for Fiscal 2015

Name	Grant Date [1]	Award Date [1]	Plan Under which Grant was Made	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options #	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($) [3]
				Threshold $	Target #	Maximum $	Threshold #	Target #	Maximum #
(a)	(b)	(bb)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Anenen, Steven J			Cash Bonus	$-	$1,040,000	$2,080,000
	11/18/2014	9/3/2013	PSU [4]				3,906	7,813	11,719				$305,472
	11/18/2014	11/18/2014	PSU [4]				7,009	14,017	21,026				$548,065
	11/18/2014		RSU							33,189			$1,297,690
	1/20/2015		Stock Options								50,418	$43.54	$543,002
Nietzel, Alfred A			Cash Bonus	$-	$315,000	$630,000
	11/18/2014	9/3/2013	PSU [4]				1,425	2,849	4,274				$111,408
	11/18/2014	11/18/2014	PSU [4]				2,323	4,646	6,970				$181,672
	11/18/2014		Restricted Shares							16,594			$648,825
	1/20/2015		Stock Options								16,714	$43.54	$180,010
Thorne, Malcolm W			Cash Bonus	$-	$201,000	$402,000
	11/18/2014	11/18/2014	PSU [4]				1,355	2,710	4,066				$105,974
	11/18/2014		Restricted Shares							23,067			$901,920
	1/20/2015		Stock Options								11,143	$43.54	$120,010
Karp, Robert N			Cash Bonus	$-	$219,000	$438,000
	11/18/2014	9/3/2013	PSU [4]				1,425	2,849	4,274				$111,408
	11/18/2014	11/18/2014	PSU [4]				1,549	3,098	4,647				$121,119
	11/18/2014		Restricted Shares							16,594			$648,825
	1/20/2015		Stock Options								11,143	$43.54	$120,010
Brunz, Lee J			Cash Bonus	$-	$150,000	$300,000
	11/18/2014	11/18/2014	PSU [4]				1,162	2,323	3,485				$90,829
	11/18/2014		Restricted Shares							6,969			$272,488
	1/20/2015		Stock Options								8,357	$43.54	$90,005

[1]	The grant date shown in column (b) of the table was determined pursuant to ASC 718, which is the date our compensation committee established the adjusted diluted net earnings attributable to CDK per share target for one-third of each of the fiscal 2015 and 2014 PSUs. The award date shown in column (bb) represents the date on which our compensation committee, or in the case of the September 3, 2013 award, the ADP compensation committee, awarded the PSUs to the NEOs.
[2]	No payouts will be made if actual performance is below threshold level. The threshold, target, and maximum for each PSU represents one-third of each award granted during fiscal 2015.
[3]	The grant date fair value of the stock and option awards was determined in accordance with ASC 718 and based on the probable outcome of the performance condition in the case of the PSUs.
[4]	In accordance with ASC 718, PSUs are granted when the performance target is established. The amounts for the PSUs represent the grant date fair value of the first one-third of the fiscal 2015 PSU target award and the second one-third of the fiscal 2014 PSU target award both of which were granted on November 18, 2014.

2015 PROXY STATEMENT  57

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Outstanding Equity Awards for Fiscal 2015

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities underlying unexercised options (#) (Exercisable)	Number of Securities underlying unexercised options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option Exercise Price ($) [1]	Option Expiration Date	Number of shares or units of stock that have not vested (#) [2]	Market value of shares or units of stock that have not vested ($) [3]	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) [4]	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) [3]
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Anenen, Steven J	1/31/2008	46,875	-		$14.61	1/31/2018
	2/9/2010	46,875	-		$14.76	2/9/2020
	2/8/2011	41,360	-		$17.96	2/8/2021
	1/26/2012	31,020	10,340		$20.24	1/26/2022
	1/25/2013	24,816	24,816		$21.72	1/25/2023
	1/23/2014	14,476	43,429		$28.76	1/23/2024
	1/20/2015	-	50,418		$43.54	1/20/2025
	9/3/2013						23,438	$1,265,171
	11/18/2014						33,189	$1,791,542
	9/3/2013								7,813	$421,724
	11/18/2014								7,813	$421,724
	11/18/2014								14,017	$756,638
Nietzel, Alfred A	1/31/2008	5,514	-		$14.61	1/31/2018
	2/9/2010	6,893	-		$14.76	2/9/2020
	2/8/2011	9,650	-		$17.96	2/8/2021
	1/26/2012	14,475	4,826		$20.24	1/26/2022
	1/25/2013	11,028	11,031		$21.72	1/25/2023
	1/23/2014	5,859	17,578		$28.76	1/23/2024
	1/20/2015	-	16,714		$43.54	1/20/2025
	9/3/2013						8,548	$461,415
	11/18/2014						16,594	$895,744
	9/3/2013								2,849	$153,805
	11/18/2014								2,849	$153,805
	11/18/2014								4,646	$250,809
Thorne, Malcolm W	1/26/2012	5,376	1,793		$20.24	1/26/2022
	1/25/2013	3,584	3,585		$21.72	1/25/2023
	1/23/2014	2,068	6,204		$28.76	1/23/2024
	1/20/2015	-	11,143		$43.54	1/20/2025
	9/3/2013						4,963	$267,919
	11/18/2014						8,131	$438,911
	11/18/2014						14,936	$806,245
	11/18/2014								2,710	$146,304
Karp, Robert N	2/9/2010	27,573	-		$14.76	2/9/2020
	2/8/2011	9,650	-		$17.96	2/8/2021
	1/26/2012	9,650	4,826		$20.24	1/26/2022
	1/25/2013	11,028	11,031		$21.72	1/25/2023
	1/23/2014	5,859	17,578		$28.76	1/23/2024
	1/20/2015	-	11,143		$43.54	1/20/2025
	9/3/2013						8,548	$461,415
	11/18/2014						16,594	$895,744
	9/3/2013								2,849	$153,805
	11/18/2014								2,849	$153,805
	11/18/2014								3,098	$167,212
Brunz, Lee J	1/26/2012	964	483		$20.24	1/26/2022
	1/25/2013	1,378	1,379		$21.72	1/25/2023
	1/23/2014	965	2,895		$28.76	1/23/2024
	1/20/2015	-	8,357		$43.54	1/20/2025
	9/3/2013						3,033	$163,728
	11/18/2014						6,969	$376,187
	11/18/2014								2,323	$125,396

[1]	Stock option awards and exercise price of options granted prior to October 1, 2014 have been adjusted to reflect CDK's spin-off from ADP.
[2]	The awards in this column represent outstanding restricted stock and RSUs.
[3]	Market value is based on June 30, 2015 closing price of CDK Global's common stock of $53.98 per share.

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[4]	The awards in this column represent the first one-third of the fiscal 2015 PSU target award granted on November 18, 2014 and the first and second one-third of the fiscal 2014 PSU target award granted on September 3, 2013 and November 18, 2014, respectively. Under the PSU program, the target awards earned will be determined at the end of the three-year performance period. The fiscal 2015 target awards will be earned and issued in fiscal 2018, and the fiscal 2014 target awards will be earned and issued in fiscal 2017.

2015 PROXY STATEMENT  59

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Outstanding Equity Vesting Schedule for Fiscal 2015

	Option Awards		Stock Awards
	Grant Date	Vesting from Grant date	Grant or Award Date	Vesting Schedule
Anenen, Steven J	1/31/2008	20% vested on 1/31/2010	9/3/2013	100% vests on 9/2/2015
		20% vested on 1/31/2011	9/3/2013	100% vests on 6/30/2016
		20% vested on 1/31/2012	11/18/2014	100% vests on 7/1/2017
		20% vested on 1/31/2013	11/18/2014	33% vests on 10/1/2017
		20% vested on 1/31/2014		33% vests on 10/1/2018
	2/9/2010	25% vested on 2/9/2011		33% vests on 10/1/2019
25% vested on 2/9/2012
25% vested on 2/9/2013
25% vested on 2/9/2014
	2/8/2011	25% vested on 2/8/2012
25% vested on 2/8/2013
25% vested on 2/8/2014
25% vested on 2/8/2015
	1/26/2012	25% vested on 1/26/2013
25% vested on 1/26/2014
25% vested on 1/26/2015
25% vested on 1/26/2016
	1/25/2013	25% vested on 1/25/2014
25% vested on 1/25/2015
25% vested on 1/25/2016
25% vested on 1/25/2017
	1/23/2014	25% vested on 1/23/2015
25% vested on 1/23/2016
25% vested on 1/23/2017
25% vested on 1/23/2018
	1/20/2015	25% vested on 1/20/2016
25% vested on 1/20/2017
25% vested on 1/20/2018
25% vested on 1/20/2019

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Proposal 2: Advisory Vote to Approve Executive Compensation

	Option Awards		Stock Awards
	Grant Date	Vesting from Grant date	Grant or Award Date	Vesting Schedule
Nietzel, Alfred A	1/31/2008	100% vested on 1/31/2014	9/3/2013	100% vests on 9/2/2015
	2/9/2010	100% vested on 2/9/2014	9/3/2013	100% vests on 6/30/2016
	2/8/2011	50% vested on 2/8/2014	11/18/2014	100% vests on 7/1/2017
		50% vested on 2/8/2015	11/18/2014	33% vests on 10/1/2017
	1/26/2012	25% vested on 1/26/2013		33% vests on 10/1/2018
		25% vested on 1/26/2014		33% vests on 10/1/2019
25% vested on 1/26/2015
25% vested on 1/26/2016
	1/25/2013	25% vested on 1/25/2014
25% vested on 1/25/2015
25% vested on 1/25/2016
25% vested on 1/25/2017
	1/23/2014	25% vested on 1/23/2015
25% vested on 1/23/2016
25% vested on 1/23/2017
25% vested on 1/23/2018
	1/20/2015	25% vested on 1/20/2016
25% vested on 1/20/2017
25% vested on 1/20/2018
25% vested on 1/20/2019

	Option Awards		Stock Awards
	Grant Date	Vesting from Grant date	Grant or Award Date	Vesting Schedule
Thorne, Malcolm W	1/26/2012	25% vested on 1/26/2013	9/3/2013	100% vests on 9/3/2015
		25% vested on 1/26/2014	11/18/2014	100% vests on 9/2/2016
		25% vested on 1/26/2015	11/18/2014	100% vests on 7/1/2017
		25% vested on 1/26/2016	11/18/2014	33% vests on 11/18/2015
	1/25/2013	25% vested on 1/25/2014		33% vests on 11/18/2016
		25% vested on 1/25/2015		33% vests on 11/18/2017
25% vested on 1/25/2016
25% vested on 1/25/2017
	1/23/2014	25% vested on 1/23/2015
25% vested on 1/23/2016
25% vested on 1/23/2017
25% vested on 1/23/2018
	1/20/2015	25% vested on 1/20/2016
25% vested on 1/20/2017
25% vested on 1/20/2018
25% vested on 1/20/2019

2015 PROXY STATEMENT  61

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Proposal 2: Advisory Vote to Approve Executive Compensation

	Option Awards		Stock Awards
	Grant Date	Vesting from Grant date	Grant or Award Date	Vesting Schedule
Karp, Robert N	2/9/2010	25% vested on 2/9/2011	9/3/2013	100% vests on 9/2/2015
		25% vested on 2/9/2012	9/3/2013	100% vests on 6/30/2016
		25% vested on 2/9/2013	11/18/2014	100% vests on 7/1/2017
		25% vested on 2/9/2014	11/18/2014	33% vests on 10/1/2017
	2/8/2011	50% vested on 2/8/2014		33% vests on 10/1/2018
		50% vested on 2/8/2015		33% vests on 10/1/2019
	1/26/2012	33% vested on 1/26/2014
33% vested on 1/26/2015
33% vested on 1/26/2016
	1/25/2013	25% vested on 1/25/2014
25% vested on 1/25/2015
25% vested on 1/25/2016
25% vested on 1/25/2017
	1/23/2014	25% vested on 1/23/2015
25% vested on 1/23/2016
25% vested on 1/23/2017
25% vested on 1/23/2018
	1/20/2015	25% vested on 1/20/2016
25% vested on 1/20/2017
25% vested on 1/20/2018
25% vested on 1/20/2019

	Option Awards		Stock Awards
	Grant Date	Vesting from Grant date	Grant or Award Date	Vesting Schedule
Brunz, Lee J	1/26/2012	33% vested on 1/26/2014	9/3/2013	100% vests on 9/3/2015
		33% vested on 1/26/2015	11/18/2014	100% vests on 9/2/2016
		33% vested on 1/26/2016	11/18/2014	100% vests on 7/1/2017
	1/25/2013	25% vested on 1/25/2014
25% vested on 1/25/2015
25% vested on 1/25/2016
25% vested on 1/25/2017
	1/23/2014	25% vested on 1/23/2015
25% vested on 1/23/2016
25% vested on 1/23/2017
25% vested on 1/23/2018
	1/20/2015	25% vested on 1/20/2016
25% vested on 1/20/2017
25% vested on 1/20/2018
25% vested on 1/20/2019

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Option Exercises and Stock Vested Table for Fiscal 2015

	Option Awards [1]		Stock Awards [2]
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Anenen, Steven J	-	$-	9,000	$754,020
Nietzel, Alfred A	-	$-	3,200	$268,096
Thorne, Malcolm W	-	$-	2,300	$191,169
Karp, Robert N	145,932	$3,886,926	3,700	$309,986
Brunz, Lee J	-	$-	750	$62,910

[1]	The stock option awards were exercised after our spin-off from ADP. Mr. Karp exercised options to purchase 145,932 shares, with a weighted-average market price of $41.22 and exercise price of $14.59.
[2]	The vested stock awards consist of time-based and performance-based restricted awards granted to the NEOs by ADP, which vested prior to our spin-off. Upon vesting, each unit converted to a share of ADP common stock. Accordingly, the number of shares acquired on vesting represents the number of ADP shares. The value realized upon vesting is based on the market value of ADP's common stock as of each vesting date.

Non-Qualified Deferred Compensation for Fiscal 2015

Name	Executive Contributions in 2015 [1]	Registrant Contributions in 2015 [3]	Aggregate Earnings in 2015 [2]	Aggregate Withdrawals/ Distributions in 2015	Aggregate Balance at June 30, 2015
(a)	(b)	(c)	(d)	(e)	(f)
Anenen, Steven J	$156,408	$-	$108,624	$-	$2,451,974
Nietzel, Alfred A	$53,521	$-	$19,492	$-	$448,005
Thorne, Malcolm W	$-	$-	$-	$-	$-
Karp, Robert N	$-	$-	$-	$-	$-
Brunz, Lee J	$54,119	$10,000	$16,530	$-	$266,755

[1]	The contributions listed in column (b) reflect the annual bonus amounts for fiscal 2014 that were payable in fiscal 2015 and were elected to be deferred by the NEOs as follows: Mr. Anenen - 40%, Mr. Nietzel - 25%, and Mr. Brunz - 100%. In addition, 40%, 35%, and 100% of the annual bonuses earned for fiscal 2015 by Messrs. Anenen ($526,656), Nietzel ($135,938) and Brunz ($221,900) respectively, that were paid in September 2015 were also deferred; these amounts were reported as compensation in the "Summary Compensation Table" for fiscal year 2015, but are excluded from the table above due to the timing of the deferral election. For a more detailed description of our deferred compensation plan, see "Deferred Compensation" on page 51 of this proxy statement.
[2]	The earnings amounts are not reported as compensation in fiscal 2015 in the "Summary Compensation Table" as they do not represent above-market or preferential earnings on deferred compensation. Participants in our deferred compensation plan may elect to invest in funds selected by the Company. Each participant deferred compensation account is credited daily with the applicable investment return.
[3]	The deferral for Mr. Brunz includes a $10,000 match as a non-officer of ADP. CDK does not match deferred compensation contributions.

Potential Payments to Named Executive Officers Upon Termination or Change in Control

On September 30, 2014, we adopted a Change in Control Severance Plan for Corporate Officers that provides our executive officers, including the NEOs, severance benefits in the event that their employment with the Company terminates under certain circumstances. On September 9, 2015, we adopted an Amended and Restated Change in Control Severance Plan for Corporate Officers. The following disclosure relates to the potential payments to our NEOs upon their termination or change in control as of June 30, 2015 pursuant to the Change in Control Severance Plan for Corporate Officers in effect on that date.

The plan provides for the following severance benefits upon termination of employment without cause or for good reason during the two-year period following a change in control:

2015 PROXY STATEMENT  63

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Proposal 2: Advisory Vote to Approve Executive Compensation
•
Cash Severance: Covered participants, including our NEOs, will receive a lump sum cash severance benefit equal to 150% of their current total annual compensation (or in the case of our Chief Executive Officer, 200%). Current total annual compensation is defined as the sum of (i) the participant's highest annual salary during the calendar year in which employment terminates, or if higher, the highest annual salary during the calendar year immediately prior to the year of such termination, and (ii) the average of the participant's annual bonus compensation earned in respect of the two most recent calendar years immediately preceding the calendar year in which the participant's employment is terminated.
•
Stock Options: All unvested stock options held by the participant on the date of the qualifying termination shall become fully vested and exercisable.
•
Time-Vested Restricted Shares and RSUs: Unvested time-based restricted shares and RSUs held by the participant on the date of the qualifying termination shall become fully vested.
•
Performance-Based Awards: Outstanding unearned performance-based awards, whether settled in cash or shares of CDK stock, are earned at the target level.

For purposes of this plan, "change in control" generally means the consummation of any of the following: (i) the acquisition of 35% or more of the total combined voting power of CDK's then outstanding securities; (ii) the merger, consolidation, or other business combination of CDK, subject to certain exceptions; or (iii) the sale of all or substantially all of CDK's assets, subject to certain exceptions.

For purposes of this plan, "cause" generally means (i) gross negligence or willful misconduct which is materially injurious to CDK, monetarily or otherwise; (ii) misappropriation or fraud with regard to CDK or its assets; (iii) conviction of, or the pleading of guilty or nolo contendere to a felony involving the assets or business of CDK; or (iv) willful and continued failure to substantially perform duties after written notice by the Board.

For purposes of this plan, "good reason" generally means (i) material diminution in the participant's position, duties, responsibilities, or authority as of the date immediately prior to the change in control; (ii) reduction in the participant's base compensation or failure to provide incentive compensation opportunities at least favorable in the aggregate as those provided immediately prior to the change in control; (iii) failure to provide employee benefits at least favorable in the aggregate as those provided immediately prior to the change in control; or (iv) failure of any successor or assign of the Company to assume in writing the obligations under the plan.

CDK has the right to amend or terminate, in whole or in part, any or all of the provisions of this plan by action of the Board at any time; provided, that, during the two-year period following a change in control, the Company shall no longer have the power to amend or terminate this plan in any manner adverse to participants, except to comply with changes in applicable laws which do not reduce the benefits and payments due hereunder in the event of a qualifying termination.

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Proposal 2: Advisory Vote to Approve Executive Compensation

Potential Payments upon Termination or Change in Control for Mr. Anenen

Payment Elements	Qualifying Termination Following Change In Control	Death	Disability	Involuntary Termination Without Cause	Retirement
Termination Payment [1]	$2,023,746	$-	$-	$-	$-
Stock Options [2]	$2,770,907	$2,770,907	$2,770,907	$-	$-
Restricted Stock [3]	$3,056,713	$-	$-	$1,791,542	$-
Performance Stock Units [4]	$3,602,316	$1,385,806	$1,385,806	$-	$923,871
Health Coverage [5]	$-	$-	$-	$-	$3,900
Total	$11,453,682	$4,156,713	$4,156,713	$1,791,542	$927,771

[1]	Represents payment of 2 times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($650,000) and (ii) average annual bonus for the two most recently completed calendar years ($361,873).
[2]	Assumes all unvested options immediately vested and were exercised on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.
If Mr. Anenen's employment is terminated due to retirement following the first anniversary of the grant date, then any stock options granted to him shall remain outstanding and shall become exercisable on their regularly scheduled vesting dates as if his employment had not terminated.
[3]	The amount in the Qualifying Termination Following a Change in Control column represents RSUs and time-based restricted stock awards outstanding at fiscal year-end (including restricted shares received pursuant to ADP's performance-based restricted stock ("PBRS") program and converted into restricted shares of CDK stock at the time of the spin-off). Assumes these awards vested on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.
The amount in the Involuntary Termination without Cause column represents the RSU granted in fiscal 2015 as the restricted period for this award fully lapses upon termination of employment as a result of the participant's involuntary termination by the Company without cause. The value is based on the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market of $53.98 as of June 30, 2015.
[4]	The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to the fiscal 2015 and fiscal 2014 PSUs assuming performance goals of this program will be achieved at 100.0% of target rate.
Amounts in the Death and Disability columns represent the target units awarded for the fiscal 2014 PSUs assuming achievement of the performance goal at 105.4% of target. Based on our adjusted diluted net earnings attributable to CDK per share growth for fiscal 2015, the 2015 payout percentage earned for outstanding PSUs was 116.3% of target. We achieved 100.0% of target in fiscal 2014. Upon death or disability, PSUs are earned on a pro rata basis based on actual performance for all completed performance periods and assumed target performance for all uncompleted performance periods. The vesting percentage used to determine the PSU amount was 105.4%, which for the 2014 PSUs is the average of 100.0%, 116.3%, and 100.0%.
The amount in the Retirement column represents the pro rata units awarded based on the number of completed months during the performance period for the fiscal 2014 PSUs as of June 30, 2015.
The amounts in all columns assume the PSUs vested on June 30, 2015 when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.
[5]	Represents health coverage provided by the Company to executives, including our NEOs, who retire between ages 55 and 65 with more than 10 years of service. We provide a contribution of $100 for each full year of service toward the cost of pre-65 retiree medical coverage.

2015 PROXY STATEMENT  65

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Proposal 2: Advisory Vote to Approve Executive Compensation

Potential Payments upon Termination or Change in Control for Mr. Nietzel

Payment Elements	Qualifying Termination Following Change In Control	Death	Disability	Involuntary Termination Without Cause	Retirement
Termination Payment [1]	$951,005	$-	$-	$-	$-
Stock Options [2]	$1,136,429	$1,136,429	$1,136,429	$-	$-
Restricted Stock [3]	$1,357,159	$-	$-	$-	$-
Performance Stock Units [4]	$1,237,778	$505,412	$505,412	$-	$-
Total	$4,682,371	$1,641,841	$1,641,841	$-	$-

[1]	Represents payment of one and one half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($420,000) and (ii) average annual bonus for the two most recently completed calendar years ($214,004).
[2]	Assumes all unvested options immediately vested and were exercised on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.
[3]	Represents time-based restricted stock awards outstanding at fiscal year-end (including restricted shares received pursuant to ADP's PBRS program and converted into restricted shares of CDK stock at the time of the spin-off). Assumes these awards vested on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share. These awards are forfeited upon termination for any reason other than a qualifying termination following a change in control as provided in CDK's Change in Control Severance Plan for Corporate Officers.
[4]	The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to the fiscal 2015 and fiscal 2014 PSUs assuming performance goals of this program will be achieved at 100.0% of target rate.
Amounts in the Death and Disability columns represent the target units awarded for the fiscal 2014 PSUs assuming achievement of the performance goal at 105.4% of target. Based on our adjusted diluted net earnings attributable to CDK per share growth for fiscal 2015, the 2015 payout percentage earned for outstanding PSUs was 116.3% of target. We achieved 100.0% of target in fiscal 2014. Upon death or disability, PSUs are earned on a pro rata basis based on actual performance for all completed performance periods and assumed target performance for all uncompleted performance periods. The vesting percentage used to determine the PSU amount was 105.4%, which for the 2014 PSUs is the average of 100.0%, 116.3%, and 100.0%.
The amounts in all columns assume the PSUs vested on June 30, 2015 when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.

Potential Payments upon Termination or Change in Control for Mr. Thorne

Payment Elements	Qualifying Termination Following Change In Control	Death	Disability	Involuntary Termination Without Cause	Retirement
Termination Payment [1]	$662,249	$-	$-	$-	$-
Stock Options [2]	$448,920	$448,920	$448,920	$-	$-
Restricted Stock [3]	$1,513,075	$-	$-	$-	$-
Performance Stock Units [4]	$442,314	$-	$-	$-	$-
Total	$3,066,558	$448,920	$448,920	$-	$-

[1]	Represents payment of one and one half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($335,000) and (ii) average annual bonus for the two most recently completed calendar years ($106,499).
[2]	Assumes all unvested options immediately vested and were exercised on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.

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Proposal 2: Advisory Vote to Approve Executive Compensation

[3]	Represents time-based restricted stock awards outstanding at fiscal year-end. Assumes these awards vested on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share. These awards are forfeited upon termination for any reason other than a qualifying termination following a change in control as provided in CDK's Change in Control Severance Plan for Corporate Officers.
[4]	The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to the fiscal 2015 PSUs assuming performance goals of this program will be achieved at 100.0% of target rate.

Potential Payments upon Termination or Change in Control for Mr. Karp

Payment Elements	Qualifying Termination Following Change In Control	Death	Disability	Involuntary Termination Without Cause	Retirement
Termination Payment [1]	$774,134	$-	$-	$-	$-
Stock Options [2]	$1,078,267	$1,078,267	$1,078,267	$-	$-
Restricted Stock [3]	$1,357,159	$-	$-	$-	$-
Performance Stock Units [4]	$985,042	$505,412	$505,412	$-	$-
Total	$4,194,602	$1,583,679	$1,583,679	$-	$-

[1]	Represents payment of one and one half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($365,000) and (ii) average annual bonus for the two most recently completed calendar years ($151,089).
[2]	Assumes all unvested options immediately vested and were exercised on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.
[3]	Represents time-based restricted stock awards outstanding at fiscal year-end (including restricted shares received pursuant to ADP's PBRS program and converted into restricted shares of CDK stock at the time of the spin-off). Assumes these awards vested on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share. These awards are forfeited upon termination for any reason other than a qualifying termination following a change in control as provided in CDK's Change in Control Severance Plan for Corporate Officers.
[4]	The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to the fiscal 2015 and fiscal 2014 PSUs assuming performance goals of this program will be achieved at 100.0% of target rate.
Amounts in the Death and Disability columns represent the target units awarded for the fiscal 2014 PSUs assuming achievement of the performance goal at 105.4% of target. Based on our adjusted diluted net earnings attributable to CDK per share growth for fiscal 2015, the 2015 payout percentage earned for outstanding PSUs was 116.3% of target. We achieved 100.0% of target in fiscal 2014. Upon death or disability, PSUs are earned on a pro rata basis based on actual performance for all completed performance periods and assumed target performance for all uncompleted performance periods. The vesting percentage used to determine the PSU amount was 105.4%, which for the 2014 PSUs is the average of 100.0%, 116.3%, and 100.0%.
The amounts in all columns assume the PSUs vested on June 30, 2015 when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.

Potential Payments upon Termination or Change in Control for Mr. Brunz

Payment Elements	Qualifying Termination Following Change In Control	Death	Disability	Involuntary Termination Without Cause	Retirement
Termination Payment [1]	$542,248	$-	$-	$-	$-
Stock Options [2]	$221,031	$221,031	$221,031	$-	$-
Restricted Stock [3]	$539,915	$-	$-	$-	$-
Performance Stock Units [4]	$379,103	$-	$-	$-	$-
Total	$1,682,297	$221,031	$221,031	$-	$-

2015 PROXY STATEMENT  67

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Proposal 2: Advisory Vote to Approve Executive Compensation

[1]	Represents payment of one and one half times each of (i) highest rate of annual salary during the calendar year in which employment terminates or the year immediately prior to the termination ($300,000) and (ii) average annual bonus for the two most recently completed calendar years ($61,499).
[2]	Assumes all unvested options immediately vested and were exercised on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share.
[3]	Represents time-based restricted stock awards outstanding at fiscal year-end. Assumes these awards vested on June 30, 2015, when the closing stock price of a share of common stock of the Company on the NASDAQ Global Select Market was $53.98 per share. These awards are forfeited upon termination for any reason other than a qualifying termination following a change in control as provided in CDK's Change in Control Severance Plan for Corporate Officers.
[4]	The amount in the Qualifying Termination Following a Change in Control column represents the amount attributable to the fiscal 2015 PSUs assuming performance goals of this program will be achieved at 100.0% of target rate.

Equity Compensation Plan Information

As of June 30, 2015, our equity securities were authorized for issuance under the 2014 Plan. The 2014 Plan was originally adopted by the Board on September 30, 2014 and was amended on September 9, 2015. For a more detailed description of the material features of the 2014 Plan, see "Proposal 4: Approve Our 2014 Omnibus Award Plan" beginning on page 71 of this proxy statement.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	3,578,238	$24.88	7,753,133
Equity compensation plans not approved by stockholders	-	$-	-
Total	3,578,238	$24.88	7,753,133

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Proposal 2: Advisory Vote to Approve Executive Compensation

COMPENSATION COMMITTEE OVERSIGHT

Prior to the spin-off, we were a business segment of ADP. Accordingly, the compensation of Mr. Anenen for the first quarter of fiscal 2015 was determined by ADP's senior management and the ADP compensation committee. The compensation for the other NEOs for the first quarter of fiscal 2015 was determined by Mr. Anenen and ADP's senior management.

Following the spin-off, we formed our own compensation committee that is responsible for approval and oversight of our executive compensation programs. The compensation elements and processes discussed in this proxy statement reflect ADP programs and processes that were in place prior to the spin-off with respect to compensation for the first quarter of fiscal 2015 and reflect our programs and processes for the remainder of fiscal 2015.

The compensation committee considered the risks presented by our compensation policies and practices at its meeting in August 2015 and believes that our policies and practices of compensating employees do not encourage excessive or unnecessary risk-taking for the following reasons:

•
Our incentive plans have diverse performance measures, including our financial measures and our business unit financial measures, operational measures, and individual goals;
•
Our compensation programs balance annual and long-term incentive opportunities;
•
We cap incentive plan payouts within a reasonable range;
•
The mix of PSUs and stock options in our long-term incentive programs serves the best interests of our stockholders and us; and
•
Our stock ownership guidelines link the interests of our executive officers to those of our stockholders.

COMPENSATION COMMITTEE REPORT

The compensation committee of the Board oversees the Company's compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the compensation committee reviewed and discussed with management the Compensation Discussion & Analysis included in this proxy statement.

The compensation committee takes very seriously its stewardship responsibility to oversee the Company's compensation programs and values thoughtful input from stockholders. In light of the Company's business transformation plan, and in light of stockholder views, we have made a number of enhancements to further link the Company's compensation programs with its business and talent strategies and the long-term interests of the Company's stockholders.

In reliance on the review and discussions referred to above, the compensation committee recommended to the Board that the Compensation Discussion & Analysis be incorporated by reference to the Company's Annual Report on Form 10-K for fiscal 2015 and in this proxy statement.

COMPENSATION COMMITTEE
Willie A. Deese, Chair
Stephen A. Miles
Robert E. Radway

2015 PROXY STATEMENT  69

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Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

In Proposal Number 2 above, we are asking stockholders to vote on an advisory resolution to approve executive compensation. In this Proposal Number 3, we are asking stockholders to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove the recommendation of the Board. This advisory vote on the frequency of future advisory votes on executive compensation is not binding on the Board.

After thoughtful consideration and an ongoing dialogue with our stockholders, the Board believes that holding an advisory vote to approve executive compensation every year is the most appropriate policy for us and our stockholders at this time.

The Board believes that good corporate governance and accountability to stockholders are not only marks of good management, but critical to a successful enterprise. Stockholder dialogue has greatly influenced our advancement of effective corporate governance mechanisms to enhance long-term stockholder value. For example, we have annual elections of all of our directors, have adopted the SDX Protocol to guide stockholder and director engagement, and have established dedicated resources to actively engage our stockholders on an ongoing basis.

We anticipate that a say on pay vote conducted every year will complement a number of effective mechanisms already available to our stockholders, which allow them to communicate with the Board regarding executive compensation or any other matter. Our stockholders have a variety of corporate governance mechanisms at their disposal for this purpose. These include stockholder approval requirements for equity compensation plans, stockholder proposals, letters to individual directors or the entire Board and voicing opinions at each annual meeting of stockholders. As with all of these practices, the Board will monitor the effectiveness of an annual advisory say on pay vote to ensure it remains a valuable tool for our stockholders.

Prior to voting on this proposal, stockholders are encouraged to read the CD&A beginning on page 37, including the Compensation Principles section beginning on page 42, which more thoroughly discuss our compensation policies and programs.

While the Board recommends that stockholders vote to hold the say on pay vote every year, the voting options are to hold the say on pay vote every year, every two years or every three years. Stockholders may also abstain from voting on this proposal.

The Board recommends that our stockholders vote FOR conducting future advisory votes on executive compensation every ONE YEAR.

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Proposal 4: Approve our 2014 Omnibus Award Plan

Proposal 4: Approve our 2014 Omnibus Award Plan

Our stockholders are being asked to approve the 2014 Plan. The 2014 Plan was originally adopted by the Board on September 30, 2014, and was amended on September 9, 2015.

The Board has determined that it is advisable and in our best interests and the best interests of our stockholders to adopt the 2014 Plan. The purpose of the 2014 Plan is to provide a means through which we and our affiliates may attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors, and those of our affiliates, can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our common stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders.

The 2014 Plan is generally intended to provide incentive compensation and performance compensation awards that qualify as performance-based compensation within the meaning of Section 162(m) of the Code and the applicable regulations (which we refer to collectively as "Section 162(m)"). Section 162(m) generally does not allow publicly held companies to obtain tax deductions for compensation of more than $1 million paid in any year to their chief executive officer, or any of their other three most highly compensated executive officers (other than the chief financial officer), unless such payments are "performance-based" in accordance with conditions specified under Section 162(m). One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by stockholders. For purposes of Section 162(m), the material terms include the employees eligible to receive compensation, a description of the business criteria on which the performance goal is based, and the maximum amount of compensation that can be paid to an employee under the performance goal. Stockholder approval of the 2014 Plan will constitute approval of the material terms of the 2014 Plan for purposes of the approval requirements of Section 162(m). In the event the 2014 Plan is not approved by our stockholders, Section 162(m) may prevent us from obtaining a tax deduction for performance-based compensation granted to our affected named executive officers that would otherwise be deductible by us, and we would need to find alternative methods of compensating our NEOs in a manner that incentivizes and retains them. Nothing in this proposal precludes the company or the committee administering the 2014 Plan from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service.

A copy of the 2014 Plan is attached hereto as Appendix A. The following summary of the material features of the 2014 Plan is qualified in its entirety by reference to the complete text of the 2014 Plan.

The Board recommends that our stockholders vote FOR the approval of our 2014 plan.

Summary Description of the 2014 Plan

Administration. Our 2014 Plan is administered by a committee (which we refer to as the "Committee") approved by the Board (or, if no Committee has been appointed, by the Board). The compensation committee was appointed as the Committee and administers the 2014 Plan. The Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under our 2014 Plan and to establish, amend, suspend, or waive any rules and regulations relating to our 2014 Plan. The Committee has full discretion to administer and interpret the 2014 Plan and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

2015 PROXY STATEMENT  71

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Proposal 4: Approve our 2014 Omnibus Award Plan

Eligibility. All of our employees, directors, officers, consultants, and advisors, and those of our affiliates, are eligible for awards under the 2014 Plan. The Committee has the sole authority to determine who will be granted an award under the 2014 Plan.

Number of Shares Authorized. The 2014 Plan provides for an aggregate of 12,000,000 shares of our common stock to be reserved for issuance. No participant may be granted awards of options with respect to more than 2,000,000 shares of our common stock, or stock appreciation rights with respect to more than 2,000,000 shares of our common stock, in either case in any consecutive 36-month period. No more than 425,000 shares of our common stock may be granted under our 2014 Plan with respect to performance compensation awards to any single participant for a single fiscal year during a performance period or, if the award is paid in cash, other securities or other awards under the 2014 Plan, no more than the fair market value of 425,000 shares of our common stock on the last day of the performance period to which the award relates. The maximum amount payable to a participant pursuant to a cash bonus under our 2014 Plan for any single fiscal year during a performance period is $10,000,000. All of the shares of our common stock available for awards under the 2014 Plan are available for incentive stock options. The maximum amount (based on the fair market value of shares of common stock on the date of grant) of awards and cash compensation that may be granted in any single fiscal year to any non-employee director is $900,000. If any award granted under the 2014 Plan expires, terminates, or is canceled or forfeited without being settled or exercised, or if a stock appreciation right is settled in cash or otherwise without the issuance of shares, shares of our common stock subject to such award will again be made available for future grant. In addition, if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grant under the 2014 Plan. If there is any change in our corporate capitalization, the Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our 2014 Plan, the number of shares covered by awards then outstanding under our 2014 Plan, the limitations on awards under our 2014 Plan, the exercise price of outstanding options, and such other substitution or adjustments as it may determine to be equitable.

The closing price of the Company's common stock on the NASDAQ Global Select Market on September 14, 2015, was $51.48 per share.

The 2014 Plan has a term of ten years from its original effective date (i.e., ending September 30, 2024), and no further awards may be granted after that date.

Awards Available for Grant. The Committee may grant awards of nonqualified stock options, incentive (qualified) stock options, stock appreciation rights ("SARs"), restricted stock awards, RSUs, other stock-based awards, performance compensation awards (including cash bonus awards), or any combination of the foregoing.

Options. The Committee is authorized to grant options to purchase shares of common stock that are either "qualified," meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or "nonqualified," meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under our 2014 Plan will be subject to the terms and conditions established by the Committee. Under the terms of our 2014 Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant. Options granted under the 2014 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2014 Plan is ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise), through a "net exercise," or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism or by such other method as the Committee may determine to be appropriate. The Committee may, in its sole discretion, accelerate the exercisability of a stock option upon a change in control, death, disability, retirement, or any other termination of a participant's employment.

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Proposal 4: Approve our 2014 Omnibus Award Plan

In-the-money options that have not been exercised by the option's expiration date will be automatically exercised by means of a net exercise.

Stock Appreciation Rights. The Committee is authorized to award SARs under the 2014 Plan. SARs will be subject to the terms and conditions established by the Committee and reflected in the award agreement. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares, or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2014 Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. The Committee may, in its sole discretion, accelerate the exercisability of a SAR upon a change in control, death, disability, retirement, or any other termination of a participant's employment.

In-the-money SARs that have not been exercised by the SAR's expiration date will be automatically settled at that time.

Restricted Stock. The Committee is authorized to award restricted stock under the 2014 Plan. Awards of restricted stock will be subject to the terms and conditions established by the Committee. Restricted stock is common stock that is subject to such restrictions as may be determined by the Committee for a specified period. If any dividends in respect of restricted stock have been withheld by us during the restricted period, those dividends will be paid in cash or, at the discretion of the Committee, in common stock when the restricted period ends, unless the restricted stock has previously been forfeited. The Committee will determine the treatment of any unvested portion of a restricted stock award upon termination of a participant's employment or service (and may, in its sole discretion, accelerate the lapse of any or all restrictions upon a change in control, death, disability, retirement, or any other termination of a participant's employment).

Restricted Stock Unit Awards. The Committee is authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Committee. At the election of the Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee. If a restricted stock unit award agreement so provides, the restricted stock unit award will be credited with dividend equivalents in respect of the common stock underlying the restricted stock units. Any such dividend equivalents will be paid in cash or, at the discretion of the Committee, in common stock when the restricted period ends, unless the restricted stock unit has previously been forfeited. The Committee will determine the treatment of any unvested portion of restricted stock unit awards upon termination of a participant's employment or service (and may, in its sole discretion, accelerate the lapse of any or all restrictions upon a change in control, death, disability, retirement, or any other termination of a participant's employment).

Other Stock-Based Awards. The Committee is authorized to award unrestricted common stock and restricted stock under our Performance-Based Restricted Stock Program or other incentive programs that we may maintain from time to time. These awards may be granted either alone or in tandem with other awards with such terms and conditions as the Committee may determine.

Deferred Stock Units. The Board may permit directors to defer payment of any portion of their annual retainers. In addition, directors will be allowed to defer payment of any portion of the fees they earn for serving as a board committee chair. Each of our directors will be credited with deferred stock units equal to the portion the director has elected to defer. Directors' deferred stock unit accounts will be credited with dividend equivalents whenever we pay dividends on our common stock. Dividend equivalents will not accrue interest. Deferred stock units and dividend equivalents will all be paid to the directors 30 days after they cease serving as a member of the Board.

2015 PROXY STATEMENT  73

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Proposal 4: Approve our 2014 Omnibus Award Plan

Performance Compensation Awards. The Committee may grant any award other than a stock option or a SAR under the 2014 Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals. The Committee may establish these performance goals with reference to one or more of the following:

•
net earnings and adjusted net earnings (before or after taxes);
•
basic or diluted earnings per share (before or after taxes);
•
net revenue or net revenue growth;
•
gross revenue or gross revenue growth;
•
gross profit or gross profit growth;
•
net operating earnings (before or after taxes);
•
return measures (including, but not limited to, return on investment, assets, capital, invested capital, equity, or sales);
•
cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
•
earnings, or adjusted earnings, before or after taxes, interest, depreciation, and/or amortization;
•
gross or operating margins and adjusted gross or operating margins;
•
productivity ratios;
•
share price (including, but not limited to, growth measures and total stockholder return);
•
expense targets;

•
operating efficiency;
•
objective measures of customer satisfaction;
•
working capital targets;
•
measures of economic value added;
•
inventory control;
•
stockholder return;
•
sales;
•
enterprise value;
•
client retention;
•
competitive market metrics;
•
employee retention;
•
timely completion of new product rollouts;
•
timely launch of new facilities;
•
objective measures of personal targets, goals, or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions, expansions of specific business operations, and meeting divisional or project budgets); and
•
any combination of the foregoing.

Any performance goals that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

Transferability. Each award may be exercised during the participant's lifetime only by the participant or, if permissible under applicable law, by the participant's legal guardian or representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, except that awards (other than incentive stock options) may in the sole discretion of the Committee be transferred without consideration and on such other terms and conditions as set forth by the Committee.

Amendment. The Board may amend, suspend, or terminate our 2014 Plan at any time; however, stockholder approval to amend our 2014 Plan may be necessary if the law so requires. Also, we would need stockholder approval if the Committee intended to amend an award agreement in a way that would either reduce the exercise price or strike price of a stock option or SAR, or cancel and replace an outstanding stock option or SAR with a new option or SAR or other award in a way that would constitute a "repricing" for financial statement reporting purposes or otherwise fail to qualify for equity accounting treatment, cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or take any other action that is considered a "repricing" for purposes of any stockholder approval rules of any securities exchange or inter-dealer quotation system on which our securities are listed or quoted, and in either case was not otherwise permitted by the provisions of the plan relating to adjustments of awards in the case of changes in our capital structure and similar events. No amendment, suspension, or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control

A "change in control" will have occurred under the 2014 Plan if:

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Proposal 4: Approve our 2014 Omnibus Award Plan
•
any "person" (as defined in Section 3(a)(9) of the Exchange Act), excluding the Company, any subsidiary of the Company, or any employee benefit plan sponsored or maintained by the Company (including any trustee of any such plan acting in its capacity as trustee), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the total combined voting power of the Company's then-outstanding securities;
•
there occurs a merger, consolidation, or other business combination of the Company (a "transaction"), other than a transaction immediately following which the stockholders of the Company, immediately prior to the transaction, continue to be the beneficial owners of securities of the resulting entity representing 50% or more of the voting power in the resulting entity, in substantially the same proportions as their ownership of the Company's voting securities immediately prior to the transaction; or
•
there occurs the sale of all or substantially all of the Company's assets, other than a sale immediately following which the stockholders of the Company immediately prior to the sale are the beneficial owners of securities of the purchasing entity representing more 50% or more of the voting power in the purchasing entity, in substantially the same proportions as their ownership of the Company's voting securities immediately prior to the transaction.

Compensation Recovery (Clawback)

Pursuant to the 2014 Plan, the compensation committee is permitted to cause all or a portion of any award granted under the 2014 plan to be forfeited and to require the recipient to forfeit any gain realized on the vesting or exercise of such award, and repay the gain to the Company, if the recipient engages in activity that is in conflict with or adverse to our interests, including but not limited to fraud or conduct contributing to any financial restatements or irregularities, or if the recipient violates a restrictive covenant.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under our 2014 Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options. The Code requires that, for treatment of an option as a qualified option, shares of our common stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option and (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an "item of tax preference," which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise and the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible

2015 PROXY STATEMENT  75

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Proposal 4: Approve our 2014 Omnibus Award Plan

limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Deferred Stock Units and Restricted Stock Units. A participant will not be subject to tax upon the grant of a deferred stock unit award or a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a deferred stock unit award or a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) he actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Other Stock-Based Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the award is settled (whether in shares or cash, or both) over the amount the participant paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers besides the chief financial officer whose compensation is disclosed in its annual proxy statements, subject to certain exceptions. The 2014 Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the 2014 Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and

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Proposal 4: Approve our 2014 Omnibus Award Plan

other awards to be awarded as performance compensation awards intended to qualify under the "performance-based compensation" exception to Section 162(m) of the Code.

New Plan Benefits

Awards under the 2014 Plan are determined by the Committee in its discretion and it is therefore not possible to predict the type or quantify the number of awards that will be made to any one or more directors, employees, or other service providers in the future under the 2014 Plan.

In September 2015, the Committee approved the grant of PSUs and cash-settled performance compensation awards (annual bonuses to be earned in respect of the 2016 fiscal year) to certain participants in the 2014 Plan, which awards are subject to stockholder approval of the 2014 Plan. These are set forth below:

Name and position	Maximum Dollar value ($)	Maximum Number of units
Anenen, Steven J. President and Chief Executive Officer	$2,400,000	172,245
Nietzel, Alfred A. Vice President and Chief Financial Officer	$652,500	48,230
Thorne, Malcolm W. Vice President, Global Chief Strategy Officer	$415,200	27,560
Karp, Robert N. President, Automotive Retail North America	$450,044	27,560
Brunz, Lee J. Vice President, General Counsel and Secretary	$396,000	27,560
Executive Group	$4,313,744	375,500
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	-	473,523

*	The number of PSUs shown above represent the maximum number that could be earned if the applicable performance metrics are achieved at the maximum level. The actual number of PSUs earned will depend upon actual performance, and could range from 0 to the maximum shown in the table.
**	The dollar values shown above represent the maximum amount of cash bonuses that could be earned by our named executive officers if the applicable performance metrics are achieved at the maximum level. However, the actual amount payable to our named executive officers will be determined by our compensation committee in its discretion.

Existing Options

Pursuant to SEC rules, the following table sets forth the number of shares of our common stock subject to outstanding options under the 2014 Plan through September 22, 2015. These share numbers do not include shares underlying options that were cancelled or expired unexercised. In addition, these share numbers do not include shares underlying other awards (such as restricted stock or performance share units) that have been granted under the 2014 Plan.

Name and position	Number of Shares
Anenen, Steven J. President and Chief Executive Officer	394,186
Nietzel, Alfred A. Vice President and Chief Financial Officer	120,301
Thorne, Malcolm W. Vice President, Global Chief Strategy Officer	43,315
Karp, Robert N. President, Automotive Retail North America	117,900

2015 PROXY STATEMENT  77

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Proposal 4: Approve our 2014 Omnibus Award Plan

Name and position	Number of Shares
Brunz, Lee J. Vice President, General Counsel and Secretary	25,983
Executive Officer Group	823,723
Non-Executive Director Group	92,304
Non-Executive Officer Employee Group	1,170,400

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Proposal 5: Ratify the Appointment of Deloitte as our Independent Registered Public Accounting Firm for Fiscal 2016

Proposal 5: Ratify the Appointment of Deloitte as our Independent Registered Public Accounting Firm for Fiscal 2016

The audit committee has appointed Deloitte, an independent registered public accounting firm, to audit our financial statements for fiscal 2016, and recommended to the Board that it approve that appointment. We are submitting the appointment by the audit committee to you for your ratification.

The Board recommends that the stockholders vote FOR the ratification of the appointment of Deloitte as our independent auditors

INDEPENDENT ACCOUNTING FIRM INDEPENDENCE AND FEE PRE-APPROVAL POLICIES AND PROCEDURES

The audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The audit committee has retained Deloitte as our external audit firm beginning with fiscal 2015. In order to assure continuing external auditor independence, the audit committee periodically considers whether there should be a rotation of the audit firm. Based on its most recent evaluation of Deloitte, the members of the audit committee believe that the continued retention of Deloitte to serve as our independent registered public accounting firm is in our best interests and in the best interests of our stockholders.

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services be pre-approved by the audit committee. All services provided to us by the independent auditors in fiscal 2015 were pre-approved by the audit committee. The independent auditors may only perform non-prohibited, non-audit services that have been specifically approved in advance by the audit committee, regardless of the dollar value of the services to be provided. In addition, before the audit committee will consider granting its approval, our management must have determined that such specific non-prohibited, non-audit services can be best performed by the independent auditors based on their in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors' independence. All audit services, audit-related services and tax services were pre-approved by the audit committee, and the audit committee is ultimately responsible for audit fee negotiations associated with the retention of Deloitte.

The audit committee's audit approval policy provides for pre-approval of all audit and tax services that are specifically described on an annual basis to the audit committee. Audit-related and other services are annually pre-approved up to a pre-established threshold. Any engagements that individually or in the aggregate that are anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services, so long as such pre-approvals are reported to the full audit committee at its next scheduled meeting.

The audit committee has also determined that Deloitte's provision of services was compatible with maintaining Deloitte's independence.

Representatives of Deloitte will be at the Annual Meeting to answer your questions and will have the opportunity to make a statement if they so desire.

2015 PROXY STATEMENT  79

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Proposal 5: Ratify the Appointment of Deloitte as our Independent Registered Public Accounting Firm for Fiscal 2016

If you do not ratify the appointment of Deloitte, the audit committee will reconsider its appointment, although in the event of reconsideration, the audit committee may determine that Deloitte should continue in its role. Even if you do ratify the appointment, the audit committee retains its discretion to reconsider its appointment if it believes that reconsideration is necessary our best interests and in the best interests of our stockholders.

Fees of Independent Accounting Firm

The following table summarizes the aggregate fees incurred to Deloitte for services rendered during fiscal 2015.

Fiscal 2015
Audit Fees [1]	$3,578,697
Audit Related Fees [2]	$833,250
Tax Fees [3]	$110,768
All Other Fees	$-

[1]	Represents the aggregate fees and expenses incurred for the audit of our consolidated and combined financial statements as of and for the fiscal year ended June 30, 2015 and the reviews of the condensed consolidated and combined financial statements included in our Quarterly Reports on Form 10-Q, services provided in connection with statutory and regulatory filings for the fiscal year, and consultations on technical matters.
[2]	Represents the aggregate fees incurred for audit and other services that are typically performed by auditors, including fees incurred in connection with registration statements and the audit of the Internet sales leads business sold on May 21, 2015.
[3]	Represents the aggregate fees incurred for tax compliance, consulting, and related services.

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Proposal 5: Ratify the Appointment of Deloitte as our Independent Registered Public Accounting Firm for Fiscal 2016

Report of the Audit Committee of the Board of Directors

The audit committee oversees our financial management, our independent auditors and our financial reporting procedures on behalf of the Board. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed our audited financial statements with management, which has primary responsibility for the preparation of the financial statements. In performing its review, the audit committee discussed the propriety of our application of accounting principles, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. Management represented to the audit committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee also reviewed and discussed our audited financial statements with Deloitte, which is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in accordance with standards of the Public Company Accounting Oversight Board ("PCAOB").

During the course of fiscal 2015, the audit committee reviewed Deloitte's Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K for fiscal 2015 related to its audit of the consolidated financial statements and financial statement schedule. The audit committee continues to oversee our efforts related to its internal control over financial reporting and management's preparations for the evaluation of the effectiveness of internal control over financial reporting in fiscal 2016.

The audit committee has discussed with Deloitte the matters that are required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees). Deloitte has provided to the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte's communications with the audit committee concerning independence, and the audit committee discussed with Deloitte the firm's independence, including the matters in those written disclosures. The audit committee also considered whether Deloitte's provision of non-audit services to us and our affiliates and the fees and costs billed and expected to be billed by Deloitte for those services, is compatible with Deloitte's independence. The audit committee has discussed with our internal auditors and with Deloitte, with and without management present, their respective evaluations of our internal accounting controls and the overall quality of our financial reporting.

Based on the considerations referred to above, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2015. In addition, the audit committee appointed Deloitte as our independent auditors for fiscal 2016, subject to the ratification by our stockholders at the Annual Meeting.

Audit Committee of the Board

Frank S. Sowinski, Chair
Willie A. Deese
Robert E. Radway

2015 PROXY STATEMENT  81

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Ownership of and Trading in our Stock

Ownership of and Trading in our Stock

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of August 29, 2015 (the "Table Date") with respect to the beneficial ownership of our common stock by: (i) all stockholders that are known to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock; (ii) each director; (iii) each NEO listed in the table entitled "Summary Compensation Table for Fiscal 2015" under the section of this proxy statement entitled "Compensation Discussion &Analysis;" and (iv) all directors and NEOs as a group. Unless otherwise indicated in the footnotes following the table: (a) each person listed below has sole voting and investment power over the shares of common stock shown as beneficially owned; and (b) the address for each beneficial owner listed below is: c/o CDK Global, 1950 Hassell Road, Hoffman Estates, IL 60169.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
5% Stockholders
Sachem Head Capital Management LP (2)	12,647,333	7.95%
Blackrock, Inc. (3)	11,890,722	7.48%
The Vanguard Group, Inc. (4)	10,811,102	6.80%
Fir Tree, Inc. (5)	10,724,655	6.74%
Elliott Management Corporation (6)	6,594,215	4.15%

Directors and NEOs
Steven J. Anenen (7)	249,749	*
Leslie A. Brun (8)	17,987	*
Willie A. Deese (9)	—	*
Amy J. Hillman (10)	2,987	*
Brian P. MacDonald (11)	4,000	*
Stephen A. Miles (12)	2,655	*
Robert E. Radway (13)	—	*
Frank S. Sowinski (14)	333	*
Alfred A. Nietzel (15)	65,063	*
Malcolm Thorne (16)	16,331	*
Robert N. Karp (17)	105,700	*
Lee J. Brunz (18)	8,233	*
All current directors and NEOs as a group (12 persons)		*

*	Represents less than 1% of the issued and outstanding shares of our common stock as of the Table Date. The number of shares outstanding of our common stock as of the Table Date was 159,035,384.

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Ownership of and Trading in our Stock

(1)	The amounts and percentages of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Share amounts are rounded to the nearest whole number.
(2)	Information is furnished in reliance on the Schedule 13D/A of Sachem Head Capital Management LP ("Sachem Head") filed on December 4, 2014 and the Form 13F of Sachem Head filed on August 14, 2015. In such Schedule 13D/A filing, Sachem Head lists its address as 399 Park Avenue, 32nd Floor, New York, New York 10022, and indicates that it shares voting and dispositive power over 12,647,333 shares of our common stock with Uncas GP LLC, Sachem Head GP LLC and Scott D. Ferguson (collectively, with Sachem Head (the "Reporting Persons")). The Reporting Persons also disclose in such filing that they have additional economic exposure to approximately 3,152,667 notional shares of our common stock under certain cash-settled total return swaps, bringing their total aggregate economic exposure to 15,800,000 shares of our common stock. In such Form 13F filing, Sachem Head indicates that it has sole voting power over 12,647,333 shares of our common stock.
(3)	Information is furnished in reliance on the Schedule 13G of Blackrock, Inc. ("Blackrock") filed on February 2, 2015 and the collective Form 13Fs of BlackRock and certain of its subsidiaries (BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock Investment Management, LLC, BlackRock Group Limited, BlackRock Institutional Trust Company, N.A. and BlackRock Japan Co., Ltd.) filed on August 7, 2015. In such Schedule 13G filing, BlackRock lists its address as 55 East 52nd Street, New York, NY 10022, and indicates that it has sole voting power with respect to 9,799,463 shares of our common stock and sole dispositive power with respect to 11,049,938 shares of our common stock. In such Form 13F filings, BlackRock and certain of its subsidiaries indicate ownership of 11,890,722 shares of our common stock.
(4)	Information is furnished in reliance on the Schedule 13G of The Vanguard Group, Inc. ("Vanguard") filed on February 10, 2015 and the Form 13F of Vanguard filed on August 13, 2015. In such Schedule 13G filing, Vanguard lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that it has sole voting power with respect to 108,211 shares of our common stock, sole dispositive power with respect to 9,731,510 shares of our common stock, and shared dispositive power with respect to 95,211 shares of our common stock. In such Form 13F filing, Vanguard indicates ownership of 10,811,102 shares of our common stock.
(5)	Information is furnished in reliance on the Schedule 13D/A of Fir Tree, Inc. ("Fir Tree") filed on August 14, 2015. In such filing, Fir Tree lists its address as 505 Fifth Avenue, 23rd Floor, New York, New York 10017, and indicates that it shares voting and dispositive power over 10,724,655 shares of our common stock with Fir Tree Value Master Fund, L.P.
(6)	Information is furnished in reliance on the Schedule 13D of Elliott Associates, L.P. filed on May 11, 2015 and the Form 13F of Elliott Management Corp filed on August 14, 2015. In such 13D filing, Elliott Associates, L.P. lists its address as 40 West 57th St., New York, NY 10019, and indicates that it has sole voting and dispositive power with respect to 2,162,099 shares of our common stock, and Elliott International, L.P. and Elliott International Capital Advisors Inc. share voting and dispositive power with respect to 4,197,001 shares of our common stock. Elliott Associates, L.P. also discloses in such filing that The Liverpool Limited Partnership and Elliott International have additional economic exposure to approximately 1,956,666 and 3,798,234 notional shares of our common stock, respectively, under certain cash-settled total return swaps, bringing their total aggregate economic exposure to 12,114,000 shares of our common stock. In such Form 13F filing, Elliott Management Corp indicates that it has shared voting power over 6,594,215 shares of our common stock.
(7)	Includes 205,422 shares of our common stock that Mr. Anenen has the right to acquire by exercise of stock options. Excludes unvested stock options to acquire 129,003 shares of our common stock and 1,368.148 CDK Global Stock Fund units. Also excludes 33,189 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which vest in three equal installments on October 1, 2017, 2018 and 2019. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock.

2015 PROXY STATEMENT  83

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Ownership of and Trading in our Stock

(8)	Includes 2,489 deferred stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which vested in full upon the grant and will settle in shares of our common stock. Excludes 4,148 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which will vest at the earlier of November 14, 2015 or our next annual meeting of stockholders. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock 180 days after the date Mr. Brun ceases to be a member of the Board. Also excludes unvested stock options to acquire 15,384 shares of our common stock.
(9)	Excludes 4,148 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which will vest at the earlier of November 14, 2015 or our next annual meeting of stockholders. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock 180 days after the date Mr. Deese ceases to be a member of the Board. Also excludes unvested stock options to acquire 15,384 shares of our common stock.
(10)	Includes 2,987 deferred stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which vested in full upon the grant and will settle in shares of our common stock. Excludes 4,148 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which will vest at the earlier of November 14, 2015 or our next annual meeting of stockholders. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock 180 days after the date Ms. Hillman ceases to be a member of the Board. Also excludes unvested stock options to acquire 15,384 shares of our common stock.
(11)	Excludes 961 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which will vest at the earlier of November 14, 2015 or our next annual meeting of stockholders. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock 180 days after the date Mr. MacDonald ceases to be a member of the Board.
(12)	Includes 2,655 deferred stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which vested in full upon the grant and will settle in shares of our common stock. Excludes 4,148 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which will vest at the earlier of November 14, 2015 or our next annual meeting of stockholders. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock 180 days after the date Mr. Miles ceases to be a member of the Board. Also excludes unvested stock options to acquire 15,384 shares of our common stock.
(13)	Excludes 4,148 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which will vest at the earlier of November 14, 2015 or our next annual meeting of stockholders. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock 180 days after the date Mr. Radway ceases to be a member of the Board. Also excludes unvested stock options to acquire 15,384 shares of our common stock.
(14)	Excludes 4,148 restricted stock units granted under our 2014 Plan, which represent a like number of shares of our common stock, and which will vest at the earlier of November 14, 2015 or our next annual meeting of stockholders. Upon vesting these restricted stock units will be deferred and settled in shares of our common stock 180 days after the date Mr. Sowinski ceases to be a member of the Board. Also excludes unvested stock options to acquire 15,384 shares of our common stock.
(15)	Includes 53,419 shares of our common stock that Mr. Nietzel has the right to acquire by exercise of stock options. Excludes unvested stock options to acquire 50,149 shares of our common stock and 404.917 CDK Global Stock Fund units. Also excludes 16,594 shares of restricted stock granted under our 2014 Plan, which vest in three equal installments on October 1, 2017, 2018 and 2019.
(16)	Includes 11,028 shares of our common stock that Mr. Thorne has the right to acquire by exercise of stock options. Excludes unvested stock options to acquire 22,725 shares of our common stock. Also excludes 23,067 shares of restricted stock granted under our 2014 Plan that vest, of which 8,131 shares of restricted stock vest on September 2, 2016, with the remainder vesting in three equal installments on November 18, 2015, 2016, and 2017.
(17)	Includes 63,760 shares of our common stock that Mr. Karp has the right to acquire by exercise of stock options. Excludes unvested stock options to acquire 44,578 shares of our common stock. Also excludes 16,594 shares of restricted stock granted under our 2014 Plan, which vest in three equal installments on October 1, 2017, 2018 and 2019.
(18)	Includes 3,307 shares of our common stock that Mr. Brunz has the right to acquire by exercise of stock options. Excludes unvested stock options to acquire 13,114 shares of our common stock. Also excludes 6,969 shares of restricted stock granted under our 2014 Plan that vest on September 2, 2016.

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Ownership of and Trading in our Stock

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during the fiscal year ended June 30, 2015 all filing requirements under Section 16(a) of the Exchange Act, applicable to our officers, non-employee directors and beneficial owners have been complied with.

Stockholder Proposals

If a stockholder intends to submit any proposal for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act the proposal must be received by our corporate secretary no later than May 25, 2016. To be eligible to submit such a proposal for inclusion in our proxy materials for an annual meeting of stockholders pursuant to Rule 14a-8, a stockholder must be a holder of either (i) at least $2,000 in market value or (ii) 1% of our shares of common stock entitled to be voted on the proposal, and must have held such shares for at least one year, and continue to hold those shares through the date of such annual meeting of stockholders. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholders' proposals, including Rule 14a-8, including the permissible number and length of proposals, the circumstances in which we are permitted to exclude proposals and other matters governed by such rules and regulations.

Separate from the requirements of Rule 14a-8, relating to the inclusion of a stockholders' proposal in our proxy statement, our by-laws require advance notice for a stockholder to bring nominations of directors or any other business to be considered at any annual meeting of stockholders. Specifically, our by-laws require that stockholders wishing to nominate candidates for election as directors or propose any other business to be considered at our 2016 Annual Meeting of Stockholders must notify us of their intent in a written notice delivered to us in care of our corporate secretary at our principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date of the Annual Meeting.

As a result, in order for such notice given by a stockholder to comply with our by-laws, it must be received no earlier than July 9, 2016, and no later than the close of business (5:30 p.m. Eastern Daylight Time) on August 8, 2016, unless the date of our 2016 Annual Meeting of Stockholders occurs more than 30 days before or 60 days after the first anniversary of the Annual Meeting. In that case, our amended and restated bylaws provide that we must receive the notice no earlier than the close of business on the 120th day prior to the date of the 2016 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the date of the 2016 Annual Meeting of Stockholders or the tenth day following the day on which we first make a public announcement of the date of the meeting. To be in proper form, a stockholder's notice must also include the specified information described in our amended and restated bylaws. You may contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

If a stockholder's nomination or proposal is not in compliance with the requirements set forth in our amended and restated by-laws, we may disregard such nomination or proposal.

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Appendix A

Appendix A

CDK Global, Inc.
2014 Omnibus Award Plan

1. Purpose. The purpose of the CDK Global, Inc., 2014 Omnibus Award Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's stockholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans ("Sub Plans") that permit offerings of grants to employees of certain Designated Foreign Subsidiaries and other special purpose grants in connection with certain transactions. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) "Absolute Share Limit" has the meaning given such term in Section 5(b).

(b) "Account" means the bookkeeping account established and maintained by the Company for each Participant under Section 10(b) of the Plan.

(c) "Affiliate" means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(d) "Annual Retainer" means the annual retainer for Non-Employee Directors, as set from time to time by the Board.

(e) "Annual Retainer Dollar Amount" means a dollar amount established by the Board from time to time as the amount of the Annual Retainer that shall be paid in the form of Deferred Stock Units.

(f) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and Performance Compensation Award granted under the Plan.

(g) "Board" means the Board of Directors of the Company.

(h) "Cause" means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having "cause" to terminate a Participant's employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of "Cause" contained therein), (A) the good faith determination by the Committee that the Participant has ceased to perform his or her duties to the Company or an Affiliate (other than as a result of his or her incapacity due to physical or mental illness or injury), which

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failure amounts to an intentional and extended neglect of his or her duties to such party, provided that no such failure shall constitute Cause unless the Participant has been given notice of such failure and (if cure is reasonably possible) has not cured such act or omission within 15 days following receipt of such notice, (B) the Committee's good faith determination that the Participant has engaged or is about to engage in conduct injurious to the Company or an Affiliate, (C) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the consistent failure of the Participant to follow the lawful instructions of the Board or his or her direct superiors, which failure amounts to an intentional and extended neglect of his or her duties to the Company or an Affiliate thereof, or (E) in the case of a Participant who is a Non-Employee Director, the Participant engaging in any of the activities described in clauses (A) through (D) above. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(i) "Change in Control" shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon: (A) any "Person" (as defined in Section 3(a)(9) of the Exchange Act), excluding the Company, any Subsidiary of the Company, or any employee benefit plan sponsored or maintained by the Company (including any trustee of any such plan acting in his or her capacity as trustee), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the total combined voting power of the Company's then outstanding securities; (B) the consummation of a merger, consolidation or other business combination of the Company (a "Transaction"), other than a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to be the beneficial owners of securities of the resulting entity representing 50% or more of the voting power in the resulting entity, in substantially the same proportions as their ownership of Company voting securities immediately prior to the Transaction; or (C) the consummation of a sale of all or substantially all of the Company's assets, other than a sale immediately following which the stockholders of the Company immediately prior to the sale are the beneficial owners of securities of the purchasing entity representing 50% or more of the voting power in the purchasing entity, in substantially the same proportions as their ownership of Company voting securities immediately prior to the Transaction.

(j) "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(k) "Committee" means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(l) "Committee Retainer" means the retainer paid to Non-Employee Directors in respect of service on a committee of the Board.

(m) "Common Stock" means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(n) "Company" means CDK Global, Inc., a Delaware corporation, and any successor thereto.

(o) "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(p) "Deferred Stock Units" has the meaning given such term in Section 10(b)(i) of the Plan.

(q) "Designated Foreign Subsidiaries" means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

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(r) "Disability" means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant's employment or service on account of "disability," as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it.

(s) "Distribution Date" means, with respect to each Participant (or his beneficiary, if the Participant dies before distribution of his Account), the date on which distribution in respect of his Account interests in accordance with Section 10(b)(viii) commences. Unless otherwise provided by the Committee in a manner that complies with Section 409A of the Code, a Participant's Distribution Date shall be on the thirtieth day following the date of such Participant's Separation From Service.

(t) "Dividend Equivalents" means, with respect to each Deferred Stock Unit, an amount equal to the cash dividends, if any, which would have been paid with respect to such Deferred Stock Unit, if such Deferred Stock Unit were a share of Common Stock.

(u) "Effective Date" means September 30, 2014.

(v) "Elective Amount" means the portion or portions of the Annual Retainer and/or the Committee Retainer determined under Section 10(b)(ii) of the Plan in respect of services for any particular year which may be paid to the Non-Employee Director either in cash or in Deferred Stock Units at the election of the Non-Employee Director.

(w) "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) an "independent director" under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(x) "Eligible Person" means any (i) individual employed by the Company or an Affiliate, or any former employee of the Company or an Affiliate who was an employee of the Company or an Affiliate at the time a Performance Compensation Award was granted and at the conclusion of the corresponding Performance Period; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(y) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(z) "Exercise Price" has the meaning given such term in Section 7(b) of the Plan.

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Appendix A

(aa) "Fair Market Value" means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(bb) "Immediate Family Members" shall have the meaning set forth in Section 14(b).

(cc) "Incentive Stock Option" means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(dd) "Indemnifiable Person" shall have the meaning set forth in Section 4(e) of the Plan.

(ee) "Meeting Fees" shall mean fees a Non-Employee Director earns for attendance at Board meetings and committee meetings, as well as fees a Non-Employee Director earns for serving as the chairperson of a committee of the Board.

(ff) "NASDAQ" means the NASDAQ Global Select Market.

(gg) "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(hh) "Nonqualified Stock Option" means an Option which is not designated by the Committee as an Incentive Stock Option.

(ii) "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

(jj) "Option" means an Award granted under Section 7 of the Plan.

(kk) "Option Period" has the meaning given such term in Section 7(c) of the Plan.

(ll) "Other Stock-Based Award" means an Award granted under Section 10 of the Plan.

(mm) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award.

(nn) "Payment Date" means an annual date established by the Board from time to time for the crediting of the annual retainer to Non-Employee Directors in the form of Deferred Stock Units.

(oo) "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(pp) "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

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(qq) "Performance Formula" shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(rr) "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ss) "Performance Period" shall mean the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.

(tt) "Permitted Transferee" shall have the meaning set forth in Section 14(b) of the Plan.

(uu) "Person" has the meaning given such term in the definition of "Change in Control".

(vv) "Plan" means this CDK Global, Inc., 2014 Omnibus Award Plan.

(xx) "Restricted Period" means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(yy) "Restricted Stock" means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(zz) "Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(aaa) "SAR Period" has the meaning given such term in Section 8(c) of the Plan.

(bbb) "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ccc) "Separation From Service" shall have the meaning set forth in Section 409A(a)(2)(A)(i) of the Code.

(ddd) "Specified Employee" means a Participant who meets the definition of "specified employee," as defined in Section 409A(a)(2)(B)(i) of the Code.

(eee) "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

(fff) "Strike Price" has the meaning given such term in Section 8(b) of the Plan.

(ggg) "Subsidiary" means, with respect to any specified Person:

(1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Company voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively

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Appendix A

transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (or any comparable foreign entity) (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(hhh) "Substitute Award" has the meaning given such term in Section 5(e).

(iii) "Sub Plans" has the meaning given such term in Section 1.

(jjj) "Transaction" has the meaning given such term in the definition of "Change in Control".

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration. (a) The Committee shall administer the Plan. To the extent required to comply with the rules of the NASDAQ or any other securities exchange or inter-dealer system on which the Common Stock is listed or quoted, the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) compute the number of Deferred Stock Units to be credited to the Accounts of Participants; (viii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (ix) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards (including previously deferred Awards), and accelerate and determine payouts, if any, in respect of Awards with incomplete Performance Periods, in each case upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons

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selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, "covered employees" for purposes of Section 162(m) of the Code.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting bad faith, fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 12,000,000 shares of Common Stock may be delivered in the aggregate pursuant to Awards granted under the Plan (such aggregate total, the "Absolute Share Limit"); (ii) subject to Section 12 of the Plan, grants of Options under the Plan in respect of no more than 2,000,000 shares of Common Stock may be made to any single Participant during any consecutive 36-month period; (iii) subject to Section 12 of the Plan, grants of SARs under the Plan in respect of no more than 2,000,000 shares of Common Stock may be made to any single Participant during any consecutive 36-month period;

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(iv) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (v) subject to Section 12 of the Plan, no more than 425,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards granted pursuant to Section 11 of the Plan to any single Participant for a single fiscal year during a Performance Period, or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; (vi) the maximum amount that can be paid to any single Participant for a single fiscal year during a Performance Period pursuant to a cash bonus Award described in Section 11(a) of the Plan shall be $10,000,000; and (vii) the maximum amount (based on the Fair Market Value of shares of Common Stock on the date of grant) of Awards and cash compensation that may be granted in any single fiscal year to any Eligible Director shall be $900,000.

(c) Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered; provided, however, that in the case of a SAR settled in shares of Common Stock, only the net shares actually delivered in respect of an Award shall be deemed to have been used in settlement of the Award; provided, further, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant are withheld by, or surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such withheld, surrendered or tendered shares shall again become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. If and to the extent an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever, or is settled in cash, the shares covered by such Award shall again become available for other Awards under the Plan.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons.

7. Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject

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to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price ("Exercise Price") per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, and consistent with the Committee's power under Section 4(b), the Committee may, in its sole discretion, accelerate the exercisability of any Option upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; (ii) a "net exercise" procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes; (iii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price. Notwithstanding the foregoing, if on the last day of the Option Period, the Fair Market Value exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day by means of a net exercise and the Company shall deliver to the Participant the number of shares of Common Stock for which the Option was deemed exercised less such number of shares of Common Stock required to be withheld to cover the payment of the Exercise Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale)

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of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price ("Strike Price") per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price at least equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "SAR Period"); provided, however, that notwithstanding any vesting dates set by the Committee, and consistent with the Committee's power under Section 4(b) the Committee may, in its sole discretion, accelerate the exercisability of any SAR upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability.

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of

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SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company's independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units. (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Stock Certificates and Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company's directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee and the Committee shall determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units upon termination of employment or service of the Participant granted the applicable Award. Consistent with the Committee's power under Section 4(b), the Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units upon a Change in Control, death, Disability or retirement (or on any other termination of employment) of a Participant, which acceleration shall not affect any other terms and conditions of such Awards.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall

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deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock), which shall be paid either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such Restricted Stock Units (and, with respect to Restricted Stock Units the vesting of which is based on the achievement of performance goals, upon the satisfaction of such performance goals), and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments).

(e) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE CDK GLOBAL, INC., 2014 OMNIBUS AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN CDK GLOBAL, INC., AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CDK GLOBAL, INC.

10. Other Stock-Based Awards. (a) Generally. The Committee may issue unrestricted Common Stock, rights under the Company's Performance-Based Restricted Stock Program or other incentive programs that, subject to the terms and conditions thereof, provide for the right to receive grants of Awards at a future date, or other Awards denominated in Common Stock, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Non-Employee Director Deferrals. (i) Generally. Non-Employee Directors may be granted Other Stock-Based Awards in the form of deferred stock units ("Deferred Stock Units") in accordance with the provisions of this Section 10, and references to "Participant" in this Section 10(b) shall be deemed to refer only to Non-Employee Directors. Pursuant to this Section 10(b), Participants (A) shall receive non-elective payment of the Annual Retainer Dollar Amount in the form of Deferred Stock Units that entitle the Participants to receive, under the terms and conditions described herein, shares of Common Stock, (B) may defer receipt of all or part of the Elective Amount and (C) may defer receipt of all or a part of the Meeting Fees.

(ii) Elections to Defer Annual Retainer and Committee Retainer. The Board shall determine the Elective Amount in its sole discretion from time to time. A Participant who wishes to have any part of the Elective Amount for any given calendar year paid as Deferred Stock Units on his or her Distribution Date shall irrevocably elect such medium of payment prior to the commencement of the calendar year during which the Elective Amount is to be earned. Such election shall be made in accordance with procedures and rules promulgated by the Board or its delegee for such purpose. Any election made under this Section 10(b)(ii) shall apply to the Participant's Elective Amount earned in future calendar years unless and until the Participant makes a later election in accordance with the terms of this Section 10(b)(ii).

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(iii) Elections to Defer Meeting Fees. A Participant who wishes to have all or any part of his Meeting Fees for a given calendar year deferred and paid to him on his Distribution Date shall irrevocably elect payment of such Meeting Fees on a deferred basis prior to the commencement of the calendar year during which the Meeting Fees are to be earned. Such election shall be made in accordance with procedures established by the Board or its delegee for such purpose. Any election made under this Section 10(b)(iii) shall apply to Meeting Fees earned in future calendar years unless and until the Participant makes a later election in accordance with the terms of this Section 10(b)(iii). Such election shall indicate the portion, if any, of deferred Meeting Fees to be paid in cash and the portion, if any, to be paid as Deferred Stock Units and shall also include an irrevocable designation of the form of payment to be used when such deferred Meeting Fees that are to be payable in cash are distributed on the Distribution Date. A Participant shall elect distribution of any deferred Meeting Fees payable in cash either in the form of a single lump sum payment or in the form of substantially equal annual payments to be made over a period of two to ten years. If the Participant has not designated a form of payment prior to the beginning of the calendar year in which the Meeting Fees subject to such election are earned, such Participant shall be deemed to have irrevocably elected to receive payment of such deferred Meeting Fees in a single lump sum on his Distribution Date.

(iv) Crediting of Deferred Stock Units. On each Payment Date, the Account of each Participant shall be credited with that number of Deferred Stock Units (rounded down to the nearest whole share) in respect of a number of shares of Common Stock with a Fair Market Value equal to (A) the Participant's Annual Retainer Dollar Amount and (B) the portion of the Participant's Elective Amount payable in Deferred Stock Units, determined as of the relevant Payment Date. As soon as administratively practicable following the Board or applicable committee meeting at which Meeting Fees are earned, the Account of each Participant who has elected to have a portion of his Meeting Fees paid in Deferred Stock Units shall be credited with that number of Deferred Stock Units (rounded down to the nearest whole share) in respect of a number of shares of Common Stock with a Fair Market Value equal to the dollar amount of the portion of such Meeting Fees that such Participant has elected to receive in Deferred Stock Units, determined as of the date of the relevant meeting in respect of which the Meeting Fees were earned.

(v) Vesting. The interest of each Participant in any benefit payable with respect to an Account hereunder shall be at all times fully vested and non-forfeitable. Notwithstanding the previous sentence, a Participant's interest in his Account constitutes an unsecured promise of the Company, and a Participant shall have only the rights of a general unsecured creditor of the Company with respect to his Account.

(vi) Dividend Equivalents. Each Account shall be credited with Dividend Equivalents on each date a dividend is paid on Common Stock, in respect of the Deferred Stock Units credited to such Account on such payment date. Dividend Equivalents credited to an Account shall accrue interest (compounding annually) from the date of such crediting through the Distribution Date, with the applicable interest rate for each twelve month period beginning on November 1 during such period, or any applicable portion thereof, being the rate for five-year U.S. Treasury Notes published in The Wall Street Journal (or, in the absence of such reference, such alternate publication as the Board may select from time to time) on the first business day of November of such twelve month period plus 0.50%, rounded up to the nearest 0.25%.

(vii) Crediting of Meeting Fees Payable in Cash. Deferrals of Meeting Fees to be paid in cash shall be credited to the Account of the Participant as soon as administratively practicable following the Board or applicable committee meeting at which such Meeting Fees were earned. The portion of a Participant's Account attributable to deferrals of Meeting Fees with respect to which the Participant elected under Section 10(b)(iii) a distribution in cash on his Distribution Date shall be adjusted by crediting such portion of the Account with interest quarterly in the manner set forth in Section 10(b)(vi).

(viii) Distributions. Except as otherwise provided in this Section 10(b)(viii), on his Distribution Date, each Participant shall receive (i) a number of shares of Common Stock equal to the number of

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Deferred Stock Units in such Participant's Account, (ii) a cash payment equal to the accrued Dividend Equivalents, plus interest thereon as of the Distribution Date and (iii) a cash payment (or series of payments as determined in accordance with Section 10(b)(iii)) equal to the credited Meeting Fees with respect to which the Participant elected under Section 10(b)(iii) a distribution in cash on his Distribution Date plus interest thereon as of the Distribution Date. Solely to the extent required by Section 409A of the Code, a distribution in respect of an Account to a Participant who is determined to be a Specified Employee shall not be actually paid before the date which is 6 months after the Specified Employee's Separation From Service (or, if earlier, the date of death of the Specified Employee). Any distribution to any Participant or beneficiary in accordance with the provisions of this Section 10(b)(viii) shall be in full satisfaction of all claims under the Plan against the Company and the Board. The Board may require any Participant or beneficiary, as a condition to payment, to execute a receipt and release to such effect.

11. Performance Compensation Awards. (a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 9 and 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a "covered employee" (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue, gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets; (xiii) operating efficiency; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added; (xvii) inventory control; (xviii) enterprise value; (xix) sales; (xx) stockholder return; (xxi); client retention; (xxii) competitive market metrics; (xxiii) employee retention; (xxiv) timely completion of new product rollouts; (xxv) timely launch of new facilities; (xxvi) objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions, expansions of specific business operations and meeting divisional or project budgets); or (xxvii) any combination of the foregoing. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more

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Affiliates as a whole or any divisional or operational unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall, during the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code, adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events as presented in our Annual Report on Form 10-K: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) foreign exchange gains and losses; and (vii) a change in the Company's fiscal year.

(e) Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. Unless otherwise provided in the applicable Award agreement, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant's Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant's Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as

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soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Unless otherwise provided in an Award agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board ASC Topic 718), the Committee shall make an equitable or proportionate

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adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes.

13. Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would result in any "repricing" for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a "repricing" for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14. General. (a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such

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rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c) Dividends and Dividend Equivalents. In addition to Dividend Equivalents awarded under Section 10(b) of the Plan, the Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that with respect to Awards the vesting of which is subject to the achievement of performance goals, any such dividends or dividend equivalents shall not be payable unless and only to the extent that the Award is earned and vested.

(d) Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required statutory withholding liability) by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest ) owned by the Participant having a Fair

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Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(e) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. For the avoidance of doubt, the Committee is not obligated to honor any beneficiary designation that does not comply with applicable law.

(h) Termination of Employment. Except as otherwise provided in an Award agreement or an employment or consulting or similar agreement with a Participant, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service of such Participant with the Company or an Affiliate; and (ii) if a Participant's employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a termination of employment or service of such Participant with the Company or an Affiliate for purposes of the Plan.

(i) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

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(j) Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such

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person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(p) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(r) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(t) 409A of the Code. Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan

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or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.

(u) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company.

(v) Code Section 162(m) Re-approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the stockholders of the Company no later than the first stockholder meeting that occurs more than 12 months after the Effective Date, and thereafter in the fifth year following the year in which stockholders previously approved such provisions, in each case for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(w) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

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Appendix B

Appendix B

CDK Global, Inc.

GAAP to Non-GAAP Reconciliations

(Tabular dollar amounts in millions, except per share amounts)

(Unaudited)

We use certain adjusted results, among other measures, to evaluate our operating performance in the absence of certain items for planning and forecasting purposes. We believe that adjusted results provide relevant and useful information for investors because they allow investors to view performance in a manner similar to the method used by the Company and improve our ability to understand our operating performance. Because non-GAAP measures are not measures of performance that are calculated in accordance with GAAP, they should not be considered in isolation from, or as a substitute for, other metrics that are calculated in accordance with GAAP.

The tables below present the reconciliation of the most directly comparable GAAP measures to adjusted revenues, adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, and adjusted net earnings attributable to CDK per common share. The following terms as used in the tables below have the meanings ascribed to them in the "Glossary of Non-GAAP Measures" that immediately follows such tables: adjusted revenues; adjusted earnings before income taxes; adjusted provision for income taxes; adjusted net earnings attributable to CDK; EBITDA; adjusted EDITDA; free cash flow; and debt ratios.

	Years Ended June 30,		Change
	2015	2014	$
Revenues	$2,063.5	$1,976.5	$87.0	4%
Adjustment:
Internet sales leads revenues(1)	(46.2)	(70.9)	24.7
Adjusted revenues	$2,017.3	$1,905.6	$111.7	6%

Earnings before income taxes	$299.9	$353.3	$(53.4)	(15)%
Adjustments:
Separation costs(2)	34.6	9.3	25.3
Accelerated trademark amortization(3)	15.6	—	15.6
Stand-alone public company costs(4)	—	(30.3)	30.3
Trademark royalty fee(5)	—	16.6	(16.6)
Stock-based compensation(4)	—	(7.9)	7.9
Interest expense(4)	—	(27.8)	27.8
Restructuring expenses(6)	2.4	—	2.4
Other business transformation expenses(6)	1.9	—	1.9
Tax matters indemnification loss(7)	1.1	—	1.1
Internet sales leads earnings(1)	(2.5)	(12.1)	9.6
Adjusted earnings before income taxes	$353.0	$301.1	$51.9	17%
Adjusted margin %	17.5%	15.8%	170 bps

Provision for income taxes	$113.6	$117.4	$(3.8)	(3)%
Adjustments:
Income tax effect of pre-tax adjustments(8)	14.0	(23.7)	37.7
Income tax expense due to bonus depreciation law change(9)	(4.6)	—	(4.6)
Valuation allowance adjustment(10)	—	7.2	(7.2)
Pre spin-off filed tax return adjustment(11)	(0.5)	—	(0.5)
Adjusted provision for income taxes	$122.5	$100.9	$21.6	21%
Adjusted effective tax rate	34.7%	33.5%

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Appendix B

	Years Ended June 30,		Change
	2015	2014	$
Net earnings attributable to CDK	$178.4	$227.9	$(49.5)	(22)%
Adjustments:
Separation costs(2)	34.6	9.3	25.3
Accelerated trademark amortization(3)	15.6	—	15.6
Stand-alone public company costs(4)	—	(30.3)	30.3
Trademark royalty fee(5)	—	16.6	(16.6)
Stock-based compensation(4)	—	(7.9)	7.9
Interest expense(4)	—	(27.8)	27.8
Restructuring expenses(6)	2.4	—	2.4
Other business transformation expenses(6)	1.9	—	1.9
Tax matters indemnification loss(7)	1.1	—	1.1
Internet sales leads earnings(1)	(2.5)	(12.1)	9.6
Income tax effect of pre-tax adjustments(8)	(14.0)	23.7	(37.7)
Income tax expense due to bonus depreciation law change(9)	4.6	—	4.6
Valuation allowance adjustment (10)	—	(7.2)	7.2
Pre spin-off filed tax return adjustment (11)	0.5	—	0.5
Adjusted net earnings attributable to CDK	$222.6	$192.2	$30.4	16%

Adjusted net earnings attributable to CDK per common share:
Basic	$1.39	$1.20		16%
Diluted	$1.38	$1.20		15%

Weighted-average common shares outstanding:
Basic	160.6	160.6
Diluted	161.6	160.6

(1)	Elimination of revenues and earnings before income taxes related to the Internet sales leads business, which was part of the ARNA segment and was sold on May 21, 2015. Earnings before income taxes related to the Internet sales leads business includes the loss recognized on the sale of $0.8 million in fiscal 2015 and an acquisition-related adjustment of $5.6 million recognized in fiscal 2014.
(2)	Incremental costs incurred in fiscal 2015 and 2014 that were directly attributable to our separation from ADP.
(3)	Accelerated amortization recognized in the second quarter of fiscal 2015 in the DM segment for the Cobalt trademark related to the change in useful life.
(4)	Incremental costs associated with the formation of corporate departments as a stand-alone public company, incremental stock-based compensation expenses incurred for staff additions to build out corporate functions and director compensation costs, and interest expense related to our indebtedness. These costs were incurred in fiscal 2015 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis.
(5)	Elimination of the royalty paid to ADP for the utilization of the ADP trademark during the period October 1, 2013 through June 30, 2014 as there was no comparable royalty paid in the period from October 1, 2014 through June 30, 2015 after our separation from ADP.
(6)	Restructuring expense recognized in connection with our business transformation plan in fiscal 2015. Other business transformation expenses are included within selling, general and administrative expenses and were incurred in connection with our business transformation plan in fiscal 2015.
(7)	Loss recorded in other income, net associated with an indemnification liability to ADP for pre spin-off tax refunds in accordance with the tax matters agreement.
(8)	Income tax effect of pre-tax adjustments including separation costs, which were partially tax deductible in fiscal 2015 and were not tax deductible in fiscal 2014, and the tax effect of the Internet sales leads business.
(9)	Adjustment recognized in the second quarter of fiscal 2015 to deferred taxes related to the bonus depreciation to which ADP is entitled under the tax law and in accordance with the tax matters agreement to claim additional tax depreciation for assets associated with our business for tax periods prior to our separation from ADP.
(10)	Income tax benefit associated with a valuation allowance adjustment recognized during the third quarter of fiscal 2014.
(11)	Net income tax expense recognized as a result of the filing of pre spin-off tax returns, including a tax benefit for refunds related to the loss in (7) above.

2015 PROXY STATEMENT  109

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Appendix B

The table below presents the reconciliation of earnings before income taxes to EBITDA and adjusted EBITDA.

	Years Ended June 30,		Change
	2015	2014	$
Earnings before income taxes	$299.9	$353.3	$(53.4)	(15)%
Adjustments:
Interest expense(1)	28.8	1.0	27.8
Depreciation and amortization(2)	76.5	52.3	24.2
EBITDA	$405.2	$406.6	$(1.4)	—%
Adjustments:
Separation costs(3)	34.6	9.3	25.3
Stand-alone public company costs(4)	—	(30.3)	30.3
Trademark royalty fee(5)	—	16.6	(16.6)
Total stock-based compensation(6)	30.4	21.0	9.4
Restructuring expenses(7)	2.4	—	2.4
Other business transformation expenses(7)	1.9	—	1.9
Tax matters indemnification loss(8)	1.1	—	1.1
Internet sales leads earnings(9)	(2.5)	(12.1)	9.6
Adjusted EBITDA	$473.1	$411.1	$62.0	15%
Adjusted margin %	23.5%	21.6%	190 bps

(1)	Interest expense included within the financial statements for the periods presented.
(2)	Depreciation and amortization included within the financial statements for the periods presented, including the accelerated amortization attributable to the Cobalt trademark recognized during the second quarter of fiscal 2015.
(3)	Incremental costs incurred in fiscal 2015 and 2014 that were directly attributable to our separation from ADP.
(4)	Incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2015 and have been reflected as adjustments in fiscal 2014 to present all periods on a comparable basis.
(5)	Elimination of the royalty paid to ADP for the utilization of the ADP trademark during the period October 1, 2013 through June 30, 2014 as there was no comparable royalty paid in the period from October 1, 2014 through June 30, 2015 after our separation from ADP.
(6)	Total stock-based compensation expense recognized for the periods presented.
(7)	Restructuring expense recognized in connection with our business transformation plan in fiscal 2015. Other business transformation expenses are included within selling, general and administrative expenses and were incurred in connection with our business transformation plan in fiscal 2015.
(8)	Loss recorded within other income, net associated with an indemnification liability to ADP for pre spin-off tax refunds in accordance with the tax matters agreement.

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Appendix B

Glossary of Non-GAAP Measures

Adjusted Revenues: Adjusted revenues represents consolidated CDK revenues reflective of the adjustments presented in the tables above.

Adjusted Earnings Before Income Taxes: Adjusted earnings before income taxes represents consolidated CDK earnings before income taxes reflective of the adjustments presented in the tables above.

Adjusted Provision for Income Taxes: Adjusted provision income taxes represents consolidated CDK provision for income taxes reflective of the adjustments presented in the tables above.

Adjusted Net Earnings Attributable to CDK: Adjusted net earnings attributable to CDK represents consolidated net earnings attributable to CDK reflective of the adjustments presented in the tables above.

EBITDA: EBITDA is calculated as earnings before income taxes adjusted to exclude interest expense, depreciation, and amortization.

Adjusted EBITDA: Adjusted EBITDA represents consolidated EBITDA reflective of the adjustments presented in the tables above.

Free Cash Flow: Cash flows from operating activities less capital expenditures and capitalized software.

Debt Ratios: Total debt to adjusted EBITDA, as defined above.

2015 PROXY STATEMENT  111

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ATTN: SECRETARY
1950 HASSELL RD
HOFFMAN ESTATES, ILLINOIS 60169

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CDK

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M95751-P68815	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CDK GLOBAL, INC.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors		For	Against	Abstain
Nominees:
	1a.	Steven J. Anenen	☐	☐	☐

	1b.	Leslie A. Brun	☐	☐	☐

	1c.	Willie A. Deese	☐	☐	☐

	1d.	Amy J. Hillman	☐	☐	☐

	1e.	Brian P. MacDonald	☐	☐	☐

	1f.	Stephen A. Miles	☐	☐	☐

	1g.	Robert E. Radway	☐	☐	☐

	1h.	Frank S. Sowinski	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.
2.	Advisory vote to approve executive compensation.		☐	☐	☐

		One	Two	Three
The Board of Directors recommends you vote ONE YEAR for proposal 3.		Year	Years	Years	Abstain

3.	Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5.			For	Against	Abstain
4.	Approve our 2014 Omnibus Award Plan.		☐	☐	☐

5.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending June 30, 2016.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 6, 2015
8:00 A.M. CENTRAL TIME
www.virtualshareholdermeeting.com/CDK

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M95752-P68815

CDK GLOBAL, INC.
Proxy for the Annual Meeting of Stockholders to be held November 6, 2015.
This proxy is solicited on behalf of the Board of Directors of CDK Global, Inc.

The undersigned stockholder of CDK Global, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated September 22, 2015, and hereby appoints Lee J. Brunz as proxy and attorney-in-fact, with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of CDK Global, Inc. to be held on November 6, 2015 at 8:00 a.m. Central Time, at www.virtualshareholdermeeting.com/CDK and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company held of record by the undersigned as hereinafter specified upon the proposals listed on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 4 AND 5 AND FOR “ONE YEAR” ON PROPOSAL 3 ON THE REVERSE SIDE AND, AS THE PROXY DEEMS ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	Continued and to be signed on reverse side	SEE REVERSE SIDE

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 6, 2015.

CDK GLOBAL, INC.

ATTN: SECRETARY
1950 HASSELL RD
HOFFMAN ESTATES, ILLINOIS 60169
Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 14, 2015
Date: November 6, 2015 Time: 8:00 AM CST
Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CDK.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CDK and be sure to have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page).

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We encourage you to access and review all of the important information contained in the proxy materials before voting.

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Notice and Proxy Statement Form 10-K
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Go to www.virtualshareholdermeeting.com/CDK. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	1a.	Steven J. Anenen

	1b.	Leslie A. Brun

	1c.	Willie A. Deese

	1d.	Amy J. Hillman

	1e.	Brian P. MacDonald

	1f.	Stephen A. Miles

	1g.	Robert E. Radway

	1h.	Frank S. Sowinski

The Board of Directors recommends you vote FOR proposal 2.

2.	Advisory vote to approve executive compensation.

The Board of Directors recommends you vote ONE YEAR for proposal 3.

3.	Advisory vote on the frequency of future advisory votes on executive compensation.

The Board of Directors recommends you vote FOR proposals 4 and 5.

4.	Approve our 2014 Omnibus Award Plan.

5.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending June 30, 2016.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.